                            DEFERRED TERMS AGREEMENT

               RELATING TO THE PROVISION OF PLANT AND SPARE PARTS

                        TO A POWER GENERATION COMPLEX AT

                            MORILA, REPUBLIC OF MALI







                                 BY AND BETWEEN

                        SOCIETE DES MINES DE MORILA S.A.

                                       AND

                       ROLLS-ROYCE POWER VENTURES LIMITED

                                TABLE OF CONTENTS

       SECTION 1
       DEFINITIONS AND RULES OF INTERPRETATION....................................................... 2

       SECTION 2
       INITIAL CONDITIONS............................................................................16

       SECTION 3
       DESIGN........................................................................................17

       SECTION 4
       PLANT.........................................................................................19

       SECTION 5
       BALANCE OF PLANT AND MINE MODIFICATIONS.......................................................20

       SECTION 6
       TITLE.........................................................................................22

       SECTION 7
       SITE CONDITION................................................................................24

       SECTION 8
       COMMISSIONING OF FACILITY.....................................................................25

       SECTION 9
       SPARE PARTS...................................................................................27

       SECTION 10
       INCENTIVE REGIME..............................................................................28

       SECTION 11
       FUEL, WATER AND LUBE OIL......................................................................32

       SECTION 12
       ACCOUNTING....................................................................................34

       SECTION 13
       INSURANCE.....................................................................................37

       SECTION 14
       INSURABLE/NON-INSURABLE EVENTS................................................................39

       SECTION 15
       FINAL PAYMENT.................................................................................45

       SECTION 16
       TERMINATION...................................................................................46

       SECTION 17
       DISPUTE RESOLUTION............................................................................58

       SECTION 18
       TRANSFER OF RIGHTS AND OBLIGATIONS............................................................61

       SECTION 19
       ADJUSTMENT DUE TO CHANGE IN LAW...............................................................61

       SECTION 20
       INTELLECTUAL PROPERTY.........................................................................63



       SECTION 21
       MISCELLANEOUS.................................................................................63

EXHIBIT 1............................................................................................68

       Form of Randgold Guarantee....................................................................68

EXHIBIT 2............................................................................................75

       Offshore Account Arrangements.................................................................75

EXHIBIT 3............................................................................................83

       Parts 1, 2 and 3  Plant, Balance of Plant and Existing Facility...............................83
       Part 4  Technical Requirements................................................................94

EXHIBIT 4............................................................................................100

       Part 1  Shipment Schedule.....................................................................100
       Part 2  Spare Parts Schedule..................................................................101
       Part 3  Spare Parts Inventory.................................................................103
       Part 4  Order Form............................................................................104

EXHIBIT 5............................................................................................105

       Insurances....................................................................................105
1.     Insurance to be obtained and maintained by MORILA.............................................105

EXHIBIT 6............................................................................................120

       Part 1  Reusable..............................................................................120
       Part 2  Salvage...............................................................................122

EXHIBIT 7............................................................................................123

       Part 1  Facility Design Programme.............................................................123

EXHIBIT 8............................................................................................125

       Part 1  Guaranteed Contracted Capacity........................................................125
       Part 2  Fuel Efficiency Rate..................................................................126
       Part 3  Lube Oil Consumption Rate.............................................................130

EXHIBIT 9............................................................................................133

       Part 1  Completion Tests......................................................................133
       Part 2  Fuel Specification....................................................................135
       Part 3  Water Specification...................................................................137
       Part 4  Lube Oil Specification................................................................138



EXHIBIT 10...........................................................................................139

       Part 1  Plant Payment.........................................................................139
       Part 2  BOP Payment...........................................................................141
       Part 3  Spare Parts Payment...................................................................143
       Part 4  Payment Adjustments...................................................................144
       Part 5  Existing Facility Payment.............................................................150
       Part 6  Fixed Spare Parts Payment.............................................................151
       Part 7  Payment Mechanism.....................................................................153
       Part 8  Table of Termination Prices where MORILA Default or where  MORILA accelerates payment in accordance with Section 15.3...........................................157
       Part 9  Table of Termination Prices where Mopps Default.......................................159
       Part 10  Table of Termination Prices where no Default.........................................161
       Part 11  CTF Termination Price................................................................163

EXHIBIT 11...........................................................................................165

       Notices.......................................................................................165

EXHIBIT 12...........................................................................................166

       Key Milestones and Key Milestone Dates........................................................166

EXHIBIT 13...........................................................................................169

       Fixed Default Amount..........................................................................169

EXHIBIT 14...........................................................................................170

       Step-In and Acknowledgement Agreement in relation to the Morila Mining Project................170

EXHIBIT 15...........................................................................................178

       Site..........................................................................................178

                            DEFERRED TERMS AGREEMENT

This Deferred Terms Agreement (this "Agreement") is dated as of [             ]
1999, between ROLLS-ROYCE POWER VENTURES LIMITED registered in and in accordance with the laws of England under number 2916875 for and on behalf of a majority owned subsidiary of it which is to be incorporated under the name MORILA POWER PLANT SALES LIMITED (or such other name as may be required by the relevant authorities in the jurisdiction in which such subsidiary is to be incorporated and registered) (and the term "Mopps" shall mean Rolls-Royce Power Ventures Limited until notice is given under Section 2.4 wherefrom it shall mean Morila Power Plant Sales Limited) and SOCIETE DES MINES DE MORILA S.A. ("MORILA"), a majority owned subsidiary of Randgold Resources Limited registered in and in accordance with the laws of the Republic of Mali under number 15430. Each of Mopps and MORILA is referred to herein as a "Party" and collectively, as the "Parties".

                                    RECITALS

WHEREAS MORILA holds a concession for gold mining at MORILA, Republic of Mali in respect of which MORILA intends to own and operate a mining facility and associated property (the "Mine") and wishes to acquire, on deferred terms, generating and other equipment consisting of the Facility and made up of the Plant and the Balance of Plant.

WHEREAS MORILA has entered into or intends to enter into a contract (the "Energy Support Agreement") with Operations d'Energie de Morila SA (the "Operator") for the operation of the Facility on terms satisfactory to Mopps and, on that basis, Mopps is prepared to warrant the Availability and Fuel Efficiency Rate of the Plant.

WHEREAS Mopps has agreed on the terms set out in this Agreement to: (i) design the Facility; (ii) supply the Plant; (iii) assist in the procurement of certain parts of the Balance of Plant; and (iv) until expiration of the Term, provided that the Energy Support Agreement remains in force, supply the Spare Parts.

NOW, THEREFORE, in consideration of the mutual benefits to be derived herefrom and the undertakings contained herein Mopps and MORILA hereby agree as follows:

                                    SECTION 1

                     DEFINITIONS AND RULES OF INTERPRETATION


1.1        DEFINITIONS

           Whenever the following terms appear in the Agreement, they shall have the meanings stated below unless the context otherwise requires:

           "ABANDONMENT"               means the cessation by either Party of
                                       the performance of its obligations under this Agreement or a material part thereof, for a period of 6 consecutive months or more.

           "AFFILIATE"                 of any Party means a person (other than a
                                       natural person) that directly or
                                       indirectly controls or is under the
                                       common control with or is controlled by
                                       such Party.

           "AGREEMENT"                 means this agreement including the
                                       recitals and Exhibits hereto parts to the Exhibits.

           "APPLICABLE LAW"            means any law, statute, decree, rules,
                                       judgment, regulation order or, code which is applicable to or affects the Project or the supply of all or any of the Plant, the Balance of Plant, the Existing
                                       Facility, the Commissioning of the
                                       Facility and the supply of Spare Parts
                                       limited to the laws and statutes of the
                                       Republic of Mali and, to the extent that the same may be relevant, the Republic of Cote d'Ivoire and environmental policies and guidelines of either or both the World Bank and IFC.

           "AVAILABLE"                 means that the Facility is able to
                                       deliver electrical energy at the bus-bar specified in Part 4 of Exhibit 3 and Availability shall be construed accordingly.

           "BALANCE OF PLANT"          means the equipment and plant listed in
                                       Part 2 of Exhibit 3.

           "BASE DATE"                 means 14 days following satisfaction of
                                       the Suspensive Conditions.

           "BOP PAYMENT"               means the payment set out in Part 2 of
                                       Exhibit 10.

           "BOP WARRANTIES"            means those warranties given to MORILA in
                                       relation to either or both the design and construction of the Balance of Plant by one or more of the Contractors.

           "BUSINESS DAY"              means a calendar day other than a
                                       Saturday, a Sunday, a national holiday in the Republic of Mali or a day on which banks are authorised by law or executive order to be closed in the Republic of Mali.

           "CATASTROPHIC TECHNICAL     means a Fault or Faults occurring in at
           FAILURE"                    least three (3) Units which renders
                                       the Facility inoperable to a level at or below that set out in Section 10.2.4

           "CHANGE IN LAW"             means any of the following events
                                       occurring after the date of execution of this Agreement as a result of, or in connection with, any action or inaction by any Competent Authority:

                                       (a) a change in, or repeal of an existing
                                           Applicable Law (including any change
                                           in taxes other than a change in rate
                                           of any current taxes applicable to
                                           Mopps as of the date of this
                                           Agreement);

                                       (b) an enactment or making of a new
                                           Applicable Law (including any change
                                           in taxes other than a change in rate
                                           of any current tax applicable to
                                           Mopps as of the date of this
                                           Agreement);

                                       (c) a cancellation or non-renewal of or
                                           change in the conditions applicable
                                           to any authorisation granted by a
                                           Competent Authority to MORILA, the
                                           Contractors or any personnel supplied
                                           by Mopps as technical support, unless
                                           due to the failure by Mopps to comply
                                           with its obligations under this
                                           Agreement; or

                                       (d) a change in the manner in which an
                                           Applicable Law is applied or
                                           interpreted by a Competent Authority
                                           provided always that if an assumption
                                           as to an interpretation made by Mopps
                                           which was verified with a Competent
                                           Authority or based upon information
                                           released by such Competent Authority
                                           and is found to be materially
                                           incorrect, then the same shall not
                                           constitute a Change in Law.


           "COMMISSIONING"             means the procedure by which it is proved
                                       that the Facility is capable of
                                       delivering electrical energy, ending with passing the Completion Tests.

           "COMMISSIONING              means the date on which Commissioning of
           COMMENCEMENT DATE"          the Facility is commenced.

           "COMPETENT AUTHORITY"       means with respect to the Republic of
                                       Mali and, to the extent that it may be
                                       relevant, the Republic of Cote d'Ivoire, any ministry, department, political sub-division, instrumentality, agency, authority, corporation or other organisation under the direct or indirect control of the government of such country, court of competent jurisdiction or other body exercising legislative, executive, regulatory, administrative or judicial or quasi judicial functions or at any time asserting any form of jurisdiction or de facto control over the Parties in relation to the Facility or any aspect of this Agreement (or any transaction or agreement contemplated herein).


           "COMPLETION TESTS"          means those tests set out in Part 1 of
                                       Exhibit 9.

           "CONSENTS"                  means all permits, authorisations,
                                       licences, exemptions, clearances,
                                       consents or similar decision of any kind which are required for the construction, installation, Commissioning, testing or completion of the Facility.

           "CONSIDERATION"             means the financial consideration for the
                                       transfer of title in the Existing
                                       Facility from MORILA to Mopps as referred to in Section 6.2.

           "CONSTRUCTION PHASE"        means the period commencing from the
                                       date of execution of this Agreement and
                                       terminating on the last Relevant
                                       Commercial Operations Date in time.

           "CONTRACTOR"                means any third party with whom MORILA
                                       enters into a contractual arrangement to carry out any or all of any work, services or supply of equipment required for the Project in accordance with this Agreement.

           "CPI" means the Consumer Price Index for the US City Average for All Items as published by the Bureau of Labor Statistics.

           "CTF TERMINATION PRICE"     means that Termination Price payable on
                                       termination of this Agreement as a
                                       consequence of a Catastrophic Technical
                                       Failure.

           "CUT-OFF DATE"              means the date falling 6 weeks after the
                                       date of this Agreement.

           "DEFERRED PAYMENT PERIOD"   means the period during which payments
                                       are payable to Mopps under this
                                       Agreement.

           "EF DEBT"                   means the debt falling due from Mopps to
                                       MORILA in relation to the Existing
                                       Facility equal to the amount of the
                                       Consideration.

           "EF DEBT REPAYMENT"         means an amount equal to 1/120 of the
                                       Consideration and relates to the Existing
                                       Facility only.

           "ENERGY SUPPORT AGREEMENT"  means the contract of even date entered into by MORILA and the Operator.

           "EXISTING FACILITY"         means the equipment and plant listed in
                                       Part 3 of Exhibit 3.

           "EXISTING FACILITY          means the payment as set out in Part 5 of
           PAYMENT"                    Exhibit 10.

           "EXISTING FACILITY          means those warranties held by MORILA in
           WARRANTIES"                 relation to the Existing Facility in
                                       respect of either or both its design and construction.


           "FACILITY"                  means the Plant, Balance of Plant and
                                       Existing Facility.

           "FACILITY DESIGN"           means the design which meets the
                                       Technical Requirements, prepared by
                                       Mopps, provided to MORILA and to which
                                       MORILA shall not have objected or shall
                                       have approved in accordance with
                                       Section 3.

           "FACILITY DESIGN PROGRAMME" means the programme set out in Exhibit 7.

           "FAULT" means a problem with a Unit which prevents it from producing 5.5MW or more.

           "FINAL PAYMENT"             means the last payment to be paid by
                                       MORILA to Mopps in accordance with
                                       Section 15.

           "FINAL PAYMENT DATE"        means the date that full and final
                                       payment has been made by MORILA to Mopps pursuant to Section 15 or Section
                                       16.16.4.

           "FIRST UNIT"                means the first Unit in time to be
                                       delivered pursuant to Section 4.

           "FIXED DEFAULT AMOUNT"      means the amount or amounts as calculated
                                       in accordance with Exhibit 13.

           "FIXED SPARE PARTS          means the payment set out in Part 6 of
           SERVICES PAYMENT"           Exhibit 10.

           "FRENCH FRANCS OR FFR"      means the lawful currency of the Republic
                                       of France or such other lawful currency
                                       that replaces it.

           "FUEL" means that fuel supplied by MORILA in accordance with Section 11.1.

           "FUEL EFFICIENCY ADJUSTMENT has the meaning set forth in Part 4 of
           PAYMENTS"                   Exhibit 10.

           "FUEL EFFICIENCY RATE"      has the meaning set forth in Part 2 of
                                       Exhibit 8.

           "FUEL SPECIFICATION"        means that level of Fuel quality as set
                                       out in Part 2 of Exhibit 9 which is
                                       capable of being treated by the
                                       centrifuge or other equipment to be
                                       supplied as part of the Balance of Plant.

           "GOOD UTILITY PRACTICE"     means the exercise of that degree of
                                       skill, diligence, prudence, foresight and operating practice which would reasonably and ordinarily be expected from a skilled and experienced manufacturer engaged in the same type of undertaking under the same or similar circumstances as in this Agreement.

           "GRM"                       means the Government of the Republic of
                                       Mali

           "GUARANTEED CONTRACTED      means the lesser of the electrical
           CAPACITY"                   demand required by the Mine and the
                                       electrical capacity specified in Part 1
                                       of Exhibit 8 whether or not the Mine is
                                       capable of receiving it.

           "GUARANTEED FUEL            has the meaning set forth in Part 2 of
           EFFICIENCY RATE"            Exhibit 8.

           "GUARANTEED LUBE OIL        has the meaning set forth in Part 3 of
           CONSUMPTION RATE"           Exhibit 8.

           "IFC" means the International Finance Corporation of Washington D.C., United States of America.

           "INSURABLE EVENT"           means all events and consequences of an
                                       event against which the Parties agree it is reasonable to expect to be covered, and which shall be covered, by the insurances listed in Exhibit 5.

           "KEY MILESTONE"             means the key stages in the works as
                                       identified in Exhibit 12.

           "KEY MILESTONE DATE"        means the dates for achievement of each
                                       Key Milestone, as set out in Exhibit 12.

           "LUBE OIL CONSUMPTION       has the meaning set forth in Part 4 of
           ADJUSTMENT PAYMENTS"        Exhibit 10.

           "LUBE OIL SPECIFICATION"    means that level of lube oil quality as
                                       set out in Part 4 of Exhibit 9.

           "LUBE OIL CONSUMPTION RATE" has the meaning set forth in Part 3 of
                                       Exhibit 8.

           "MINE"                      has the meaning set forth in the
                                       Recitals.

           "MINE MODIFICATIONS"        means those modifications to be carried
                                       out to the Mine to enable the Mine to
                                       accept electrical energy from, and to
                                       facilitate the delivery of Fuel, lube oil and water to, the Facility.

           "MOPPS EVENT OF DEFAULT"    has the meaning set forth in
                                       Section 16.11.

           "MOPPS' LENDERS"            means the banks, institutions or
                                       organisations or any agent or trustees
                                       therefor making loans, credit facilities or funding arrangements available to or providing debt finance to the Project.

           "MOPPS TERMINATION EVENT"   has the meaning set forth in
                                       Section 16.9.

           "MORILA EVENT OF DEFAULT"   has the meaning set forth in
                                       Section 16.6.

           "MORILA'S LENDERS"          means the banks, institutions or
                                       organisations or any agent or trustees
                                       therefor making loans, credit facilities or funding arrangements available to, or providing debt finances for, MORILA.

           "MORILA TERMINATION EVENT"  has the meaning set forth in
                                       Section 16.4.

           "NON-INSURABLE EVENT"       means any event or circumstances or
                                       combination of events or circumstances
                                       which, or the effects of which,
                                       materially and adversely, affect the
                                       performance of that Party of its
                                       obligations under or pursuant to this
                                       Agreement provided:

                                       (i) that no such event or circumstance or
                                           combination thereof shall constitute
                                           a Non-Insurable Event if its effects
                                           could reasonably have been prevented
                                           by the affected Party through the
                                           exercise of its reasonable diligence
                                           and reasonable care; and

                                       (ii) no Insurable Event shall constitute
                                           a Non-Insurable Event unless
                                           insurance in respect of that event
                                           shall not be available in the market
                                           on reasonable and commercial terms.

           "OFFSHORE ACCOUNT           means those arrangements set out in
           ARRANGEMENTS"               Exhibit 2.

           "OPERATIONAL PHASE"         means the period ending on the Final
                                       Payment Date unless this Agreement is
                                       terminated earlier and commencing on the Relevant Commercial Operations Date.

           "OPERATOR"                  has the meaning set forth in the second
                                       recital of this Agreement.

           "ORDER FORM"                means a form substantially in the form
                                       set out in Part 4 of Exhibit 4.

           "PAYMENT MECHANISM"         means the mechanism set out in Part 7 of
                                       Exhibit 10.

           "PLANT"                     means the equipment listed in Part 1 of
                                       Exhibit 3.

           "PLANT PAYMENT"             means the payment set out in Part 1 of
                                       Exhibit 10

           "PROJECT"                   means the construction, installation,
                                       Commissioning and testing of the Facility in accordance with this Agreement.

           "QUARTER DAY"               means the 1st January, 1st April, 1st
                                       July and 1st October in any year.

           "RATE OF INTEREST"          means a rate per annum equal to LIBOR
                                       plus 2% where LIBOR means, in respect of a Business Day the three month US Dollar interbank rate as published in the Financial Times on that Business Day.

           "RELEVANT COMMERCIAL        means, subject to Section 8.3, the date
           OPERATIONS DATE"            on which a Unit (and those parts of the
                                       Facility which are required for operation of that Unit and which have not themselves already passed the Completion
                                       Tests) passes the Completion Tests.

           "RELEVANT TARGET COMMERCIAL means the Relevant Commercial Operations
           OPERATIONS DATE"            Date calculated in accordance with Part 1
                                       of Exhibit 8.

           "REUSABLE"                  means plant and equipment which can be
                                       re-used for generation at another
                                       location and includes, but is not limited to, the equipment and plant listed in
                                       Part 1 of Exhibit 6.

           "SALVAGE"                   means plant and equipment which can be
                                       used for purposes other than generation, such as fill for contractors' work and includes, but is not limited to, the equipment and plant listed in Part 2 of
                                       Exhibit 6.

           "SHIPMENT SCHEDULE"         means the schedule set out in Part 1 of
                                       Exhibit 4.

           "SITE" means the lands, spaces, waterway, roads and any surface and wayleaves required for the Facility shown or identified as such on the plan referred to in Exhibit 15.

           "SOURCING"                  means in relation to an element of the
                                       Balance of Plant, the identification
                                       through competitive tendering, or as may otherwise be agreed between the Parties pursuant to Section 5, of the supplier of that element, and the term "Sourced" shall be construed accordingly.

           "SPARE PARTS"               means those items of Plant and other
                                       equipment to be supplied by Mopps
                                       pursuant to Section 9 of this Agreement.

           "SPARE PARTS INVENTORY"     means the inventory set out in Part 3 of
                                       Exhibit 4.

           "SPARE PARTS PAYMENT"       means the payment set out in Part 3 of
                                       Exhibit 10.

           "SPARE PARTS SCHEDULE"      means the schedule set out in Part 2 of
                                       Exhibit 4.

           "SPOT FUEL EFFICIENCY"      has the meaning set forth in Part 2 of
                                       Exhibit 8.

           "SPOT FUEL EFFICIENCY TEST" has the meaning set forth in Part 2 of Exhibit 8.

           "SPOT LUBE OIL CONSUMPTION" has the meaning set forth in Part 3 of
                                       Exhibit 8.

           "SPOT LUBE OIL CONSUMPTION  has the meaning set forth in Part 3 of
            TEST"                      Exhibit 8.

           "STEP-IN AND                means the agreement appearing in Exhibit
           ACKNOWLEDGEMENT AGREEMENT"  14.

           "SUSPENSIVE CONDITIONS"     means those conditions to be satisfied by
                                       MORILA as set out in Section 2.1.

           "TECHNICAL REQUIREMENTS"    means those requirements set out in Part
                                       4 of Exhibit 3.

           "TERM" means the period commencing on the last Relevant Commercial Operations Date in time and ending on the date falling ten years thereafter.

           "TERMINATION PRICE"         means the relevant amounts calculated in
                                       accordance with Parts 8, 9, 10 and 11 of
                                       Exhibit 10 as the case may be.

           "TEST CERTIFICATES"         means the certificates issued pursuant to
                                       Section 8.4.

           "UNIT" means any one of the five new Rolls-Royce Allen 5012 medium speed generating sets to be supplied by Mopps to MORILA pursuant to the Shipment Schedule.

           "US DOLLARS OR US$"         means the lawful currency of the United
                                       States of America.

           "WATER SPECIFICATION"       means that level of water quality as set
                                       out in Part 3 of Exhibit 9.

1.2        RULES OF INTERPRETATION

           (a) The headings and references to them in this Agreement shall not be deemed to be part of this Agreement or be taken into consideration in the interpretation or construction of this Agreement.

           (b) References to Sections, Paragraphs, Parts and Exhibits are references to sections, paragraphs and parts of, and exhibits to, this Agreement. Where in an Exhibit there is a reference to a paragraph number, unless expressly stated otherwise, it shall be a reference to a paragraph number in that Exhibit.

           (c) Words importing persons or parties shall include firms, partnerships, corporations and any organisations having legal capacity. Where the context so requires, words importing the singular only shall also include the plural and vice versa and words importing the masculine shall be construed as including the feminine or the neuter or vice versa.

           (d) Wherever in this Agreement provision is made for the giving or issuing of any notice, endorsement, consent, declaration, approval, certificate or determination by any person unless otherwise specified, such notice, endorsement, consent, declaration, approval, certificate or determination shall be in writing and words such as "notify", "endorsed", "consent", "declare", "approved", "certifying" or "determined" shall be construed accordingly.

           (e) References to any enactment (including any subordinate legislation) are to be construed as references to that enactment as for the time being amended or modified or to any enactment for the time being replacing or amending the same.

           (f) References to any agreement or document include (subject to all relevant approvals) a reference to that agreement or document as amended, supplemented, substituted, novated or assigned.

           (g) Any reference to a public organisation shall be deemed to include a reference to any successor to such public organisation or any organisation or entity which has taken over any of the functions and responsibilities of such public organisation.

           (h) The words in this Agreement shall bear their natural meaning. The parties have had the opportunity to take legal advice on this Agreement and no term shall, therefore, be construed contra proferentem.

           (i) The text of this Agreement as signed by the Parties (and amended from time to time in accordance with Section 21.1) shall be the exclusive, original and decisive text for the purpose of the interpretation or construction of this Agreement. No translation shall be taken into consideration in the interpretation or construction of this Agreement.

           (j) Except where otherwise specifically provided in this Agreement, all correspondence, notices, drawings, designs, test reports, certificates, specifications and information shall be in the English language. All operating and maintenance instructions, name and rating plates, identification labels, instructions and notices to the public and staff and all other written and printed matter required for operation and maintenance shall be executed in the English or French language.

                                    SECTION 2

                               INITIAL CONDITIONS


2.1        SUSPENSIVE CONDITIONS

           This Agreement shall come into immediate effect upon the execution hereof save that the obligations of Mopps under Sections 4, 8, and 9 shall come into effect only

           2.1.1 when MORILA has produced to Mopps in the form and substance satisfactory to it:

                  (i) evidence of the issue of the decree ratifying the convention between GRM and MORILA as to the establishment and exploitation of the Mine; and

                  (ii) the form of guarantee from Randgold Resources Limited and
                       Randgold & Exploration Company Limited, or from such other party or parties determined in accordance with
                       Section 16.6.6, substantially in the terms set out in
                       Exhibit 1.

2.2        FAILURE TO SATISFY SUSPENSIVE CONDITIONS

           If MORILA shall fail to satisfy or procure the satisfaction of the Suspensive Conditions set out in Section 2.1 prior to the Cut-off Date, or such other date as is agreed in writing by the Parties, then Mopps may in its absolute discretion either waive such Suspensive Condition or terminate this Agreement in accordance with Section 16.3.1(a).

2.3        LENDERS' ISSUES

           In the event that either MORILA's Lenders, Mopps' Lenders or both (as the case may be) propose any amendments to, or make any comments on, this Agreement within 30 Business Days following satisfaction of the Suspensive Conditions set out in Section 2.1, which may materially affect the financing of the Project, the Mine or both (as the case may be), the relevant Party shall give notice to the other Party of such proposed amendments or comments and the Parties shall meet within 10 Business Days of such notice and shall use reasonable commercial endeavours to agree any amendments to this Agreement and, if the Parties so agree, to amend this Agreement in accordance with
           Section 21.1.

2.4        RATIFICATION BY MORILA POWER PLANT SALES LIMITED

           If and when the majority owned subsidiary of Rolls-Royce Power Ventures Limited to be called Morila Power Plant Sales Limited (or such other name as may be required by the relevant authorities in the jurisdiction in which such subsidiary is to be incorporated and registered) is properly incorporated and registered, Rolls-Royce Power Ventures Limited shall cause the said subsidiary to give notice to MORILA and therefrom the said subsidiary shall be responsible to MORILA for the obligations of Mopps under this Agreement and shall be entitled to the benefits hereunder to the exclusion of Rolls-Royce Power Ventures Limited.

2.5        OFFSHORE ACCOUNT ARRANGEMENTS

           The Parties shall take all steps necessary to give effect to the Offshore Account Arrangements as set out in Exhibit 2.


                                    SECTION 3

                                     DESIGN


3.1        SUPPLY OF FACILITY DESIGN

           To the extent that the same shall not have been delivered prior to the date hereof, Mopps shall supply to MORILA as soon as is practicable but in any event in accordance with the Facility Design Programme designs for the Facility to such extent as will enable MORILA to procure the Balance of Plant. Within 10 Business Days of receipt of the relevant part of the designs MORILA shall notify Mopps of either or both any clashes between the design of the Facility and the design of the Mine and any failure of that design to meet the Technical Requirements in Part 4 of Exhibit 3. Within 10 Business Days of such notification Mopps shall resubmit the amended design of the Facility and the provisions of this Section 3.1 shall apply to such resubmitted design. If within 10 Business Days of the submission of any design MORILA shall not have objected to the same or has signified to Mopps its approval of such design then the same shall be incorporated in the Facility Design.

3.2        MORILA CONSENTS

           MORILA shall, at its own cost and in a timely manner, obtain any Consent required to carry out the Project in conformity with the Facility Design and the provisions of this Agreement

3.3        BALANCE OF PLANT

           MORILA shall procure from the consultant nominated by Mopps prior to the date of this Agreement of all shop drawings and other fabrication detail designs to be carried out by the Contractors.

3.4        REVIEW OF DOCUMENTS

           3.4.1 Any design documents and other related design information to be prepared by the Contractors in connection with the Facility shall be submitted to Mopps who shall only raise objection on the grounds of safety, operability or non-compliance with the Facility Design. Any objection together with reasons shall be raised within 10 days of receipt by Mopps of the same.

           3.4.2 Where any document or information has been provided to Mopps pursuant to this Section 3.4, MORILA shall ensure that any such design document or information shall not be implemented until the time has expired for raising an objection thereto or, if an objection is raised, until any revised design has been submitted to Mopps and the period for non-objection has passed (again without there being any objection).

3.5        MINE MODIFICATIONS DESIGN

           The Parties recognise that in order to obtain efficiency in design MORILA shall retain the same consultant engaged to carry out the design pursuant to Section 3.3 to design the Mine Modifications.


                                    SECTION 4

                                      PLANT


4.1        DELIVERY

           Subject to the provisions of Sections 6 and 13, Mopps shall deliver to MORILA all the Plant ex works at the place of manufacture in accordance with the Shipment Schedule in order for MORILA to arrange transit of the Plant to the Site.

4.2        NOTIFICATION

           On each and every occasion on which a shipment of Plant, including for the avoidance of doubt the First Unit, shall be ready for collection by MORILA, Mopps shall furnish to MORILA not later than 15 Business Days before the expected date of that shipment of Plant and where practical by electronic data interchange:

           4.2.1 a pro-forma invoice for that shipment detailing the Plant and showing its value expressed in Ffr at the rate ruling on the last Business Day immediately before its preparation;

           4.2.2    the date such Plant will be ready for collection;

           4.2.3 the location of the works from which the shipment is to be made being in any of the United Kingdom, Finland or South Africa;

           4.2.4 where the Plant shall have been packaged, details of its packaging; and

           4.2.5 any other details which MORILA shall reasonably require to facilitate delivery of the shipment to Site and to enable MORILA to achieve permission from the relevant customs authorities for that purpose.

4.3        NOTIFICATION OF TRANSIT

           Within 10 Business Days of the arrival of each shipment of the Plant at the Site MORILA shall notify Mopps, or cause Mopps to be notified, of:

           4.3.1    details of the Plant included in that shipment;

           4.3.2    the date on which such delivery arrived at the Site; and

           4.3.3 in the case of any damage having occurred in transit, sufficient documentary evidence of such damage as Mopps shall reasonably require in order to claim against either or both insurers and shippers of that shipment.

4.4 MORILA shall be responsible for the safe storage at the Site of each shipment of Plant until the Balance of Plant is ready to receive the same.


                                    SECTION 5

                     BALANCE OF PLANT AND MINE MODIFICATIONS


5.1        OBLIGATIONS OF MORILA

           MORILA shall:

           5.1.1    supply the Balance of Plant pursuant to Part 2 of Exhibit 3;
                    and

           5.1.2 procure the installation of the Plant and the Balance of Plant under the supervision of the Operator; and

           5.1.3 require the Operator to Commission the Facility, and provide sufficient labour (and related resources) to enable the Operator to do so,

           in accordance with the Facility Design.

5.2        KEY MILESTONES

           MORILA shall carry out the Balance of Plant so that each stage is completed to the level required to achieve the relevant Key Milestone by the relevant Key Milestone Date as set out in Exhibit 12. Where work is required to be carried out to the Existing Facility then provided that the same is carried out in accordance with the Facility Design MORILA shall be deemed to have been authorised by Mopps to have procured those works notwithstanding that title in the Existing Facility shall have passed to Mopps.

5.3        SOURCING BY MOPPS

           There appears in Part 2 of Exhibit 3 those items of the Balance of Plant the supply of which are to be Sourced by Mopps. In respect of those items unless the Parties otherwise agree in writing, Mopps shall carry out competitive tender procedures on terms agreed between the Parties in relation to such supply and shall furnish to MORILA a report on the tenders received with a recommendation as to the preferred tender and the reasons for that preference.

5.4        PROCUREMENT

           Notwithstanding the provisions of Section 5.3 all the Balance of Plant shall be procured by MORILA and where the provisions of Section
           5.3 apply unless there shall be a mathematical error in the recommendation given under Section 5.3 as a consequence of which the recommendation shall be amended, MORILA shall enter into a contract with each supplier so recommended in substantially the same terms as submitted by MORILA to Mopps prior to the commencement of the competitive tender procedures.

5.5        MINE MODIFICATIONS

           The Parties recognise the benefit of engaging the same Contractors to carry out the Mine Modifications as are engaged to carry out the Balance of Plant works. If the costs thereof when aggregated with the costs of the Balance of Plant do not exceed the sum appearing in
           Section 12.1.1 then the costs of executing the Mine Modifications at MORILA's option may be included in the costs of the Balance of Plant so as to avoid separate accounting by the said Contractors. The Parties agree, however, that Mopps shall have no liability for the Mine Modifications including, for the avoidance of doubt, no liability for operation and maintenance of the Mine Modifications, and notwithstanding the provisions of Section 6, ownership in the Mine Modifications shall remain with MORILA.

5.6        PROJECT MANAGEMENT

           MORILA shall engage the Operator to monitor and supervise the execution of the works for the Balance of Plant and to assist MORILA in the management of the procurement of the Balance of Plant and to assist in the Commissioning of the Facility.

5.7        BOP AND EXISTING FACILITY WARRANTIES

           MORILA shall to the extent that they are assignable and after assignment enforceable by Mopps assign the BOP Warranties and Existing Facility Warranties to Mopps or, if they are not so assignable and enforceable, seek to enforce the same for the benefit of Mopps on request by Mopps.


                                    SECTION 6

                                      TITLE


6.1        SURPLUS ITEMS

           There are at the Site certain existing structure and components currently used in connection with the generation of electricity. To the extent that these structures and components do not form part of the Existing Facility, MORILA shall cause the same to be removed as part of the works for the Balance of Plant when they have been declared redundant by Mopps . Title in those structures and components shall remain vested in MORILA.

6.2        EXISTING FACILITY

           Title in the Existing Facility shall pass from MORILA to Mopps on satisfaction of all of the Suspensive Conditions referred to in
           Section 2.1, however responsibility for the operation and maintenance of the Existing Facility shall remain with MORILA until the last Relevant Commercial Operations Date in time. The

           Consideration for such transfer shall be US$ 0 (Zero) accountable in accordance in with Section 12.1.3.


6.3        TITLE IN THE BALANCE OF PLANT

           Title in the Balance of Plant or any part thereof shall pass from MORILA to Mopps on the date that the same shall pass the Completion Tests.

6.4        RESERVATION OF TITLE

           6.4.1 Notwithstanding any terms implied by law or by business convention no title in any of the Plant nor in any of the Spare Parts shall pass to MORILA unless and until the Final Payment Date has occurred. Until then, notwithstanding the fact that any or all of the Plant may be physically attached to the Balance of Plant or that any of the Spare Parts may be attached to the Plant or Balance of Plant, the Plant and the Spare Parts shall be deemed to be Reusable and title in the Plant and the Spare Parts shall remain vested in Mopps.

           6.4.2 Notwithstanding any terms implied by law or by business convention following the transfer of title in either or both of the Balance of Plant and the Existing Facility no title in any of the Balance of Plant or the Existing Facility as the case may be shall pass to MORILA unless and until the Final Payment Date has occurred.

6.5        REUSABLE AND SALVAGE

           The Parties recognise that under the mining convention between MORILA and GRM there is an obligation for MORILA to remove all assets including the Facility upon expiry or earlier termination of that convention and accordingly the same does not fall within domain public. As between the Parties the assets incorporated in the Facility are identified as between Reusable and Salvage.

6.6        RESTRICTION ON DEALING

           Until the Final Payment Date MORILA shall not be entitled to nor shall it purport to sell transfer lease, charge, assign by way of security or otherwise deal in or encumber the Facility and the relationship between Mopps and MORILA in respect of the Facility including any proceeds of sale or other consideration therefor shall be a fiduciary one.


                                    SECTION 7

                                 SITE CONDITION


7.1        GROUND AND SITE CONDITION

           MORILA shall satisfy itself and, to the extent it shall not have done so at the date hereof, cause to be carried out as part of the Balance of Plant works, studies as to the nature of the climatic, hydrological and general conditions of the Site, the nature of the ground and subsoil, the form and nature of the Site, the risk of injury or damage to property adjacent to the Site and to occupiers of such property, the nature of the materials (whether natural or otherwise) to be excavated, the nature of the design, work and materials necessary for the execution of the works; and shall provide written information to Mopps in relation to the above.

7.2        RELIANCE ON INFORMATION

           Mopps shall be entitled to rely on the information provided by MORILA pursuant to Section 7.1 unless there shall be a manifest error in that information in which case, Mopps shall notify MORILA within 28 days of receipt of the same and, unless the Parties otherwise agree, MORILA shall cause the study to be re-executed.

7.3        AS FOUND CONDITIONS

           If, whilst the same is being carried out, the works for the Balance of Plant shall reveal that the ground or other conditions as found are not those which were revealed by the information provided by MORILA pursuant to Section 7.1 then MORILA shall notify Mopps who shall, to the extent necessary, amend the design in accordance with the procedures contained in Section 3.1 and MORILA shall issue a variation or change order under the relevant contract for the Balance of Plant. The costs so incurred shall be added to and become part of the BOP Payment and the additional amounts properly payable by MORILA to the Contractors in respect thereof shall be recoverable by MORILA in accordance with Section 12.1.1.


                                    SECTION 8

                            COMMISSIONING OF FACILITY


8.1        MINE AND OPERATOR'S STAFF

           MORILA shall be responsible for ensuring that prior to the Commissioning Commencement Date (i) the Mine is capable of taking load from the Facility; and (ii) the relevant staff of the Operator are available on the Site to supply the copy Test Certificates in accordance with Section 8.4.

8.2        COMMISSIONING

           Where Commissioning is to be carried out in respect of sections of the Facility capable of generation and supply of energy to the Mine, the provisions of this Section 8 shall apply in respect of each such section of the Facility mutatis mutandis.

8.3        RELEVANT COMMERCIAL OPERATIONS DATE

           The Relevant Commercial Operations Date shall be deemed to have been achieved on the earlier of:

           8.3.1 15 weeks after notification that the relevant shipment of Plant is ready for collection in accordance with Section 4.2;

           8.3.2 8 weeks after the date on which MORILA notifies Mopps that the relevant Unit is ready to start the Completion Tests; and

           8.3.3    the date on which the relevant Unit passes the Completion
                    Tests,

           provided always that to the extent the Relevant Target Commercial Dates of the relevant Units shall not have expired, the periods under Sections 8.3.1 and 8.3.2 above shall be extended day for day in respect of any failure to pass the Completion Tests due to any default by Mopps.

8.4        TEST CERTIFICATE

           MORILA shall cause the Operator to supply to Mopps and MORILA copy Test Certificates to confirm that the Facility has achieved the Technical Requirements set out in Part 4 of Exhibit 3 and has passed the Completion Tests.

8.5        MANUALS AND RECORDS

           Prior to the Relevant Commercial Operations Date Mopps shall provide at the request of MORILA to the Operator draft operation and maintenance manuals and shall assist MORILA in the preparation of draft as-built drawings. Not later than 6 months after the last Relevant Commercial Operations Date in time Mopps shall provide to the Operator operation and maintenance manuals and upon submission to it by MORILA of the draft as-built drawings will review the same with a view to assisting it in the finalisation of the as-built drawings. In addition Mopps shall furnish to MORILA proformas of the operation, maintenance, Plant running and other records which would ordinarily be kept in accordance with Good Utility Practice.

                                    SECTION 9

                                   SPARE PARTS

9.1        INITIAL SPARE PARTS

           9.1.1    Prior to the date to be calculated in accordance with
                    Section 8.3 Mopps shall supply to MORILA the Spare Parts detailed in the Spare Parts Inventory as set out in Part 3 of Exhibit 4. Unless the Parties shall otherwise agree Mopps shall supply all Spare Parts ex works (in which case, the provisions of Section 4.1 shall apply mutatis mutandis).

           9.1.2 Following each Relevant Commercial Operations Date, or such other date agreed by the Parties, in the event that a Spare
                    Part is required for any of that Unit, its associated Plant and related Balance of Plant by MORILA, MORILA shall cause the Operator to deliver an Order Form to Mopps substantially in the form set out in Part 4 of Exhibit 4. Mopps shall use its reasonable endeavours to deliver ex works the Spare Parts detailed in such order within the time periods for such delivery in accordance with the Spare Parts Schedule.

9.2        STORAGE FACILITIES

           MORILA shall provide storage facilities which, in the reasonable opinion of Mopps are sufficient to store the Spare Parts detailed in the Spare Parts Inventory in a secure and safe manner so as to prevent damage to the Spare Parts and to the standard required in order that when the same have been incorporated in the Plant they can be used in accordance with Good Utility Practice.

9.3        SPARE PARTS PAYMENT

           Mopps shall be entitled to receive the Spare Parts Payment and the Fixed Spare Parts Payment in accordance with Section 12.

                                   SECTION 10

                                INCENTIVE REGIME


10.1       BASIS OF REGIME

           The payment regime under Section 12.2 will be subject to an incentive regime based upon a Guaranteed Contracted Capacity, Guaranteed Fuel Efficiency Rate and Guaranteed Lube Oil Consumption Rate, provided that:

           10.1.1   the Energy Support Agreement remains extant; or

           10.1.2 in the event that the Energy Support Agreement is terminated, a replacement contract is entered into by MORILA after termination of the Energy Support Agreement, and:

                    (a) MORILA shall have notified Mopps of the identity of the operator pursuant to such replacement contract prior to the commencement of the term; and

                    (b) Mopps shall have approved of such operator in writing prior to the commencement of such term (such approval to be based on a reasonable evaluation of such operator's competency and experience in respect of operation of electricity generating facilities of the same type, kind and quality as the Facility).

10.2       AVAILABILITY OF GUARANTEED CONTRACTED CAPACITY

           10.2.1 Subject to Section 10.1, during the Deferred Payment Period and subject to the terms and conditions of this Agreement, Mopps shall guarantee that the Facility shall be Available in accordance with the Guaranteed Contracted Capacity.

           10.2.2 MORILA shall require the Operator to furnish to Mopps within 3 Business Days of the end of each month a statement showing the meter readings for energy produced during that month (such meter readings, unless adjusted in accordance with the Energy Support Agreement, shall be final and binding on both Parties) together with a report showing the scheduled and non-scheduled outages occurring during that month.

           10.2.3 If the Facility has not provided Availability in accordance with the Guaranteed Contracted Capacity pursuant to Section
                    10.2.1 Mopps shall pay MORILA liquidated damages for the shortfall in Availability of the Guaranteed Contracted Capacity calculated in accordance with Part 4 of Exhibit 10. Such damages shall be deductible from the payments otherwise to be made by MORILA to Mopps pursuant to Section 12 to the extent that the calculation of such damages is undisputed by the Parties. If either Party wishes to dispute that the calculation of such damages is not in accordance with the formula or that any of the inputs other than the definition of LD are incorrect, it shall notify the other Party in writing of the existence of such dispute within 14 days. The dispute shall be resolved in accordance with the provisions of Section 17 and all amounts subsequently agreed or determined to be due and payable shall be paid by Mopps to MORILA within seven days of resolution or determination of such dispute.

           10.2.4 If following the last Relevant Commercial Operations Date in time the Availability of the Facility shall either fall below 16.5 MW for a continuous period exceeding 30 days or shall fall below 14 MW for a continuous period exceeding 5 days due to a Catastrophic Technical Failure then:

                    (i) MORILA shall reduce the load of the Mine by inter alia closing down such parts of the Mine as are necessary for that purpose;

                    (ii) Mopps shall, at Mopps' cost, seek to acquire temporary emergency hire generating sets sufficient to meet the load referred to above and to install the same at the Site within 21 days of the reduction of the load in accordance with paragraph (i) above;

                    (iii) if Mopps shall be unable or unwilling to acquire the emergency hire generating sets in accordance with paragraph (ii) above then without prejudice to its other rights hereunder MORILA may seek to obtain emergency hire generating sets in substitution for those to be otherwise acquired by Mopps;

                    (iv) Mopps shall use all prudent and commercial endeavours to cause the reinstatement of the Facility back to not less than the lower of the two figures appearing under that designation in Part 1 of Exhibit 8 but if it shall fail so to do within a period of 9 months following the reduction in load under paragraph (i) above then either Party may give notice to the other and such notice shall be treated as if it were a notice by MORILA pursuant to Sections 16.11.2 and 16.12.1;

                    (v) Until either Mopps shall have caused the reinstatement of the Facility back to not less than the level of Guaranteed Contracted Capacity referred to in paragraph (iv) above, or notice shall have been given pursuant to paragraph (iv) above, the maximum liability of Mopps shall not exceed an amount equivalent to 12 x PPo where PPo is as defined in Part 1 of Exhibit 10.

10.3       GUARANTEED FUEL EFFICIENCY RATE

           10.3.1 Subject to Section 10.1, during the Deferred Payment Period and subject to the terms and conditions of this Agreement, Mopps shall guarantee to MORILA the Guaranteed Fuel Efficiency Rate for the Facility.

           10.3.2 Within 20 Business Days of each Quarter Day following a Relevant Commercial Operations Date MORILA shall cause the Operator to calculate the Fuel Efficiency Rate of the Facility in accordance with the procedure set out in Part 2 of Exhibit 8.

           10.3.3 MORILA shall ensure that the Operator shall monitor the devices to be used to measure the ambient temperature and will incorporate those readings accurately in any calculation referred to in Section 10.3.2. If Mopps shall request MORILA for copies of those readings MORILA will ensure that the Operator delivers to Mopps the same within 10 Business Days of that request.

           10.3.4   If the results of the calculation carried out pursuant to
                    Section 10.3.2 above are different from the Guaranteed Fuel Efficiency Rate then the variation shall be calculated in accordance with Part 2 of Exhibit 8.

10.4       GUARANTEED LUBE OIL CONSUMPTION RATE

           10.4.1 Subject to Section 10.1, during the Deferred Payment Period and subject to the terms and conditions of this Agreement, Mopps shall guarantee to MORILA the Guaranteed Lube Oil Consumption Rate for the Facility.

           10.4.2 Within 20 Business Days of the end of each 12 month period following a Relevant Commercial Operations Date MORILA shall cause the Operator to calculate the Lube Oil Consumption Rate of the Facility in accordance with the procedure set out in Part 3 of Exhibit 8.

           10.4.3 MORILA shall ensure that the Operator shall monitor the devices to be used to measure the ambient temperature and will incorporate those readings accurately in any calculation referred to in Section 10.4.2. If Mopps shall request MORILA for copies of those readings MORILA will ensure that the Operator delivers to Mopps the same within 10 Business Days of that request.

           10.4.4   If the results of the calculation carried out pursuant to
                    Section 10.4.2 above are different from the Guaranteed Lube Oil Consumption Rate then the variation shall be calculated in accordance with Part 3 of Exhibit 8. In the event that the result of such calculation is positive then MORILA shall be entitled to invoice Mopps for the Lube Oil Consumption Adjustment Payment. In the event that the result of such calculation is negative Mopps shall be entitled to invoice MORILA for the Lube Oil Consumption Adjustment Payment.


                                   SECTION 11

                            FUEL, WATER AND LUBE OIL

11.1       SUPPLY

           MORILA shall be responsible for the supply of:

           11.1.1   Fuel in accordance with the Fuel Specification;

           11.1.2   water in accordance with the Water Specification;

           11.1.3   lube oil in accordance with the Lube Oil Specification; and

           11.1.4 other consumables except for those set out in the list of Spare Parts referred to in Part 3 of Exhibit 4.

11.2       TESTING

           11.2.1 MORILA shall ensure that prior to the discharge from the road tanker on delivery of Fuel to the Facility the Operator carries out tests on that Fuel pursuant to the Energy Support Agreement to verify the fact that all Fuel meets the Fuel Specification as set out in Part 2 of Exhibit 9.

           11.2.2 MORILA shall ensure that the Operator carries out random tests on the supply of water at intervals not exceeding seven (7) days to verify the fact that all water meets the Water Specification as set out in Part 3 of Exhibit 9.

           11.2.3 MORILA shall ensure that the Operator carries out tests on all lube oil supplied to the Facility prior to such lube oil being discharged into the lube oil tanks or used in the Facility to verify the fact that all lube oil meets the Lube Oil Specification as set out in Part 4 of Exhibit 9.

           11.2.4 MORILA shall ensure that the Operator provides not less than monthly copy test certificates relating to each and every delivery of Fuel and lube oil and relating to the water to both MORILA and Mopps.

11.3       FAILURE OF TESTS

           11.3.1   In the event that the test certificates provided pursuant to
                    Section 11.2.4 indicate that a delivery of Fuel does not satisfy the Fuel Specification then MORILA shall reject the same. If it shall fail so to do or if the Fuel tanks are filled or replenished with Fuel which has not been tested in accordance with Section 11.2.1, then until the out of specification Fuel shall have been removed and the Fuel tanks flushed and cleansed, Mopps shall be relieved, to the extent to which it is reasonable, of all obligations relating to Availability, Fuel Efficiency Rate and Lube Oil Consumption Rate of the Plant and shall be entitled to continue to receive payments in accordance with Section 12.

           11.3.2   In the event that the test certificates provided under
                    Section 11.2.4 indicate that the water does not satisfy the Water Specification then to the extent that continued operation of one or more Units would not be in accordance with Good Utility Practice, Mopps shall, to the extent to which it is reasonable, be relieved of all obligations relating to Availability, Fuel Efficiency Rate and Lube Oil Consumption Rate of the Plant and shall be entitled to continue to receive payments in accordance with Section 12.

           11.3.3   In the event that test certificates provided pursuant to
                    Section 11.2.4 indicate that a delivery of lube oil does not satisfy the Lube Oil Specification then MORILA shall reject the same. If it shall fail to do so or if the lube oil tanks are filled or replenished with lube oil which has not been tested in accordance with Section 11.2.3, then until the out of specification lube oil shall have been removed and the lube oil tanks flushed and cleansed, Mopps shall, to the extent to which it is reasonable, be relieved of all obligations relating to Availability, Fuel Efficiency Rate and Lube Oil Consumption Rate of the Plant and shall be entitled to continue to receive payments in accordance with Section 12.

11.4       WASTE

           MORILA shall be responsible for the disposal of the sludge from the centrifuge or other Fuel cleansing equipment and for the disposal of the waste lube oil and other used consumables and Mopps shall not be required to provide as part of the Plant facilities for the retention or disposal of the same.


                                   SECTION 12

                                   ACCOUNTING


12.1       BALANCE OF PLANT AND EXISTING FACILITY ACCOUNT

           12.1.1 In each month during the period up to and including the month in which the last Relevant Commercial Operations Date in time occurs MORILA shall submit monthly accounts to Mopps in respect of the Balance of Plant procured by MORILA in respect of payments made by MORILA to Contractors up to a total aggregate not exceeding US$4.5 million.

           12.1.2 In the event that the aggregate of the monthly accounts submitted by MORILA in accordance with Section 12.1.1 exceed the figure referred to in Section 12.1.1, the amount by which such aggregate exceeds the said figure shall be borne by MORILA with no recourse to Mopps.

           12.1.3 On the last Relevant Commercial Operations Date in time Mopps shall owe to MORILA a sum equal to the Consideration, such amount being the EF Debt as between the Parties. Unless this Agreement shall be terminated pursuant to Section 16 (in which case the consequences shall be dealt with in accordance with Section 16.16) then the EF Debt shall be redeemed only in accordance with Part 5 of Exhibit 10. Each month Mopps shall invoice MORILA an amount equal to 1/120 of the Consideration.

12.2       FACILITY AND SPARES

           In each month of the Deferred Payment Period and following a Relevant Commercial Operations Date, Mopps shall submit to MORILA by the seventh day of that month an invoice expressed in US Dollars showing the amounts due:

           12.2.1 in respect of the Plant, the Plant Payment calculated in accordance with Part 1 of Exhibit 10; and

           12.2.2 in respect of the BOP, the BOP Payment calculated in accordance with Part 2 of Exhibit 10; and

           12.2.3 in respect of Spare Parts which are dependent on hours run, the Spare Parts Payment calculated in accordance with Part 3 of Exhibit 10; and

           12.2.4 in respect of the Existing Facility, the Existing Facility Payment calculated in accordance with Part 5 of Exhibit 10;

           12.2.5 in respect of Spare Parts which are not dependent on hours run, the Fixed Spare Parts Payment Payment calculated in accordance with Part 6 of Exhibit 10; and

           12.2.6   in respect of the incentive payments calculated pursuant to
                    Section 10 (either as an amount due from MORILA to Mopps or as an amount due from Mopps to MORILA) calculated in accordance with Part 4 of Exhibit 10.

12.3       SETTLEMENT OF INVOICE

           Any invoice delivered pursuant to Section 12.2 shall show amounts due net of tax and MORILA shall settle such invoice delivered in accordance with Section 12.2 or any undisputed part of such invoice within 30 days of the date of its receipt.

12.4       INTEREST

           Without prejudice to Mopps's right to receive payment on the due date, if and to the extent that payment is not received on the due date, interest shall accrue on any sum due and payable to Mopps and outstanding from the due date for payment until receipt of such payment at the Rate of Interest (or such other rate as may be specified in this Agreement in respect of such payment) calculated on a daily basis and on the basis of a 365 day year.

12.5       BUSINESS DAY

           Where a payment falls to be made on a day which is not a Business Day, it shall be paid on the next following Business Day.

12.6       TAXATION

           All amounts payable under this Agreement by MORILA to Mopps shall be paid free and clear of any assessment under Mali law to tax deductions or withholdings unless the assessment to tax deduction or withholding is required by law, in which event the amount payable by MORILA shall be increased so as to ensure that the net amount received by Mopps will equal the full amount which it would have received had the benefit had no such assessment, deduction or withholding been made or incurred.

12.7       DISPUTED INVOICES

           If MORILA wishes to dispute any amount (or any part of an amount) set out in an invoice delivered pursuant to Section 12.2, MORILA shall notify Mopps in writing of the existence of such dispute within 14 days of receipt of the relevant invoice. The dispute shall be resolved in accordance with the provisions of Section 17 and all amounts subsequently agreed or determined to be due and payable including interest at the Rate of Interest shall be payable within seven days of resolution or determination of such dispute.

12.8       STATEMENT ERRORS

           In the event that either Party becomes aware of an error in a statement such Party shall as soon as reasonably practical after the discovery of the error notify the other Party of such error and Mopps or MORILA (as the case may be) shall pay any amount due to the other without the addition of any interest in respect of such error within ten (10) Business Days of such notification, provided that no adjustment shall be made in respect of any statement in respect of which notification is given more than two years after the date of such statement.

12.9       PLACE, TIMING AND CURRENCY OF PAYMENT

           12.9.1 Notwithstanding anything to the contrary in this Agreement, all payments to be made by either Party under this Agreement, however denominated, shall be payable in US Dollars in accordance with this Section 12.9.

           12.9.2 Any payment that becomes due and payable on a day that is not a Business Day shall if not paid on the preceding Business Day be paid on the next succeeding Business Day

12.10      RECORDS

           Unless otherwise provided herein, either Party shall have the right, upon reasonable prior written notice to the other Party, to either examine or make copies or both (as the case may be) of the records and data of the other Party relating to this Agreement at any time during normal business hours during the period such records and data are required to be maintained. All such records and data shall be maintained for a minimum of two (2) years after the creation of such records or data and for any additional time period required under Applicable Law.


                                   SECTION 13

                                    INSURANCE


13.1       INSURANCES REQUIRED

           13.1.1 MORILA shall, at its own cost and expense obtain and maintain, or cause to be obtained and maintained from the date of this Agreement the policies of insurance, the minimum requirements of which are set out in Exhibit 5, in the amounts specified and during the period or periods mentioned in Exhibit 5. Mopps shall be named as one of a number of insureds with a severable interest on any such insurance procured by MORILA.

           13.1.2 MORILA shall be free at any time to increase the amounts of cover above the amounts therein specified, but MORILA shall not reduce such amounts without the prior written consent of Mopps.

           13.1.3 MORILA shall not be in breach of its obligations hereunder if and to the extent that any particular insurance is unavailable to it under commercially reasonable terms except where such non-availability shall be due to the act or neglect of MORILA.

           13.1.4 If and to the extent an Insurable Event ceases to be insurable at reasonable commercial terms then the Parties shall meet to discuss methods of addressing the issue and unless the reason for the insurance no longer being so available shall arise out of the act or neglect of MORILA then until insurance shall be so available at commercial terms the previously Insurable Event shall be deemed to be a Non-Insurable Event.

13.2 MORILA shall cause its insurers or agents to provide to Mopps copies of the insurance policies, certificates of insurance evidencing such policies and endorsements listed above. Failure by MORILA to obtain the insurance coverage or certificates of insurance required by this Section 13 shall not in any way relieve or limit its obligations and liabilities under any provision of this Agreement. If MORILA shall fail to procure or maintain any insurance required pursuant to this Section 13, then Mopps shall have the right to procure such insurance in accordance with the requirements of
           Exhibit 5 and shall be entitled to recover the premiums paid for such insurance from MORILA on demand.

13.3 Each Party shall provide to the other Party and the Operator any underwriters' reports or other reports received by either Party from any insurer; provided that neither Party shall disclose such reports to any other person without the relevant underwriter's consent.

13.4 The proceeds of any insurance claim in respect of physical loss or damage to the Facility as a result of an Insurable Event shall be paid into an account in the name of Mopps and shall be applied towards the remedy of such loss or damage as soon as reasonably possible or, to the extent that either Party has already incurred reasonable costs in the remedy of such loss or damage, such proceeds shall be applied towards the reimbursement of such Party's reasonable costs. Any dispute in relation to the application of such proceeds shall be resolved in accordance with Section 17.

13.5 MORILA shall ensure that the policies of insurance for which it is responsible shall not be invalidated as regards the respective rights and interests of MORILA and Mopps and that the insurers will not seek directly or indirectly to avoid any liability under any of the policies to MORILA or Mopps because of any act, neglect, error or omission made by any other insured under the policy concerned (whether occurring before or after inception of the policy), including, without limitation, any failure by any such other insured to disclose any material fact, circumstance or occurrence, any misrepresentation by any such other insured, any breach or non-fulfilment by any such other insured whether or not any such fact, neglect, error or omission could, if known at the time, have affected any decision by the insurers to grant the policy, to agree any particular term or terms to the policy (including without limitation this provision) and the amount in relation to the policy or to liability which might arise thereunder.


                                   SECTION 14

                         INSURABLE/NON-INSURABLE EVENTS


14.1       OBLIGATION TO NOTIFY

           14.1.1 If by reason of an Insurable or Non-Insurable Event a Party claims that it is wholly or partially unable to carry out its obligations under this Agreement, the affected Party shall:

                    (a) give the other Party notice of the event(s) as soon as practicable, but in any event, not later than forty-eight (48) hours after the affected Party becomes aware of the occurrence of that event or those events or, if the means of providing such notice within such period is not available, not later than six (6) hours after the resumption of the means of providing such notice;

                    (b) give the other Party a second notice, describing that event or those events in reasonable detail and, to the extent that it can be reasonably determined at the time of the second notice, providing a preliminary evaluation of the obligations affected, a preliminary estimate of the period of time that the affected Party will be unable to perform the obligations, and other relevant matters as soon as practicable, but in any event, not later than seven (7) days after the initial notice of the occurrence of the Insurable or Non-Insurable Event(s) is given by the affected Party; and

                    (c) when appropriate or when reasonably requested to do so by the other Party, shall provide further notices to the other Party more fully describing the event or events and its cause or causes and providing or updating information relating to the efforts of the affected Party to avoid and/or to mitigate the effect or effects thereof and estimates, to the extent practicable, of the time that the affected Party reasonably expects it will be unable to carry out any of its affected obligations due to that event or those events.

           14.1.2 The affected Party shall also provide notice to the other Party of (i) with respect to an ongoing Insurable or Non-Insurable Event, the cessation of that event, and (ii) the affected Party's ability to recommence performance of its obligations under this Agreement, as soon as practicable after becoming aware of each of (i) and (ii) above, but in any event (and subject to the accommodation in Section
                    14.1.1 which shall apply, mutatis mutandis, where means of providing such notice within such period is not available), not later than seven (7) days after becoming so aware.

           14.1.3 Failure by the affected Party to give notice of an Insurable or Non-Insurable Event to the other Party within the periods required by Section 14.1.1 shall not prevent the affected Party from giving such notice at a later time; provided however, that in such case, the affected Party shall not be excused from any failure or delay in complying with its obligations under or pursuant to this Agreement until the notice required by Section 14.1.1 has been given. If such notice is given within the forty-eight (48) hour period or six (6) hour period as required by Section 14.1.1, then unless the provisions of Section 14.2 apply, the affected Party shall be excused from such failure or delay pursuant from the date of commencement of the relevant event provided that no Insurable Event or Non-Insurable Event shall excuse the late payment of money when due.

14.2       MITIGATION

           The Parties shall discuss what steps are reasonably required to restore the affected Party's ability to perform its obligations under this Agreement which are affected by an Insurable or Non-Insurable Event and shall endeavour to reach agreement as to how the effects of the Insurable or Non-Insurable Event may best be mitigated.

14.3       PRIOR TO OPERATIONAL PHASE

           14.3.1 In the event of the occurrence of an Insurable or Non-Insurable Event prior to the delivery of Plant ex works in accordance with Section 4.1, subject to Section 14.1.3, Mopps shall not be liable for any failure or delay in performing its obligations (other than an obligation to make a payment) under or pursuant to this Agreement to the extent that such failure or delay in performance has been caused or contributed to by one or more Insurable or Non-Insurable Events or its effect or their effects or by any combination thereof.

           14.3.2 In the event of the occurrence of an Insurable Event or Non-Insurable Event prior to the Relevant Commercial Operations Date but after the delivery of the relevant Plant ex works in accordance with Section 4.1 then unless the same was caused by the neglect or wilful default of Mopps, MORILA shall pay to Mopps from each Relevant Target Commercial Operations Date:

                    (a) the Plant Payment calculated in accordance with Part 1 of Exhibit 10;

                    (b)  the BOP Payment calculated in accordance with Part 2 of
                         Exhibit 10;

                    (c)  the Spare Parts Payment calculated in accordance with
                         Part 3 of Exhibit 10;

                    (d) the Existing Facility Payment calculated in accordance with Part 5 of Exhibit 10; and

                    (e) the Fixed Spare Parts Payment calculated in accordance with Part 6 of Exhibit 10.

14.3.3 In respect of physical loss or damage occurring to the Facility or a relevant part thereof in the event of the occurrence of an Insurable Event prior to the Relevant Commercial Operations Date but after the delivery of the relevant Plant ex works in accordance with Section 4.1:

                    (a) MORILA shall procure the replacement or repair of either or both any Balance of Plant and Existing Facility so lost or damaged and the provisions of Sections 5.3 and 5.4 shall have effect as if the replacement or repair of the Balance of Plant was its initial procurement;

                    (b) Mopps shall be responsible for the replacement or repair of any Plant so lost or damaged;

                    (c)  the provisions of Section 13.4 shall apply,

                    (d) Mopps shall bear the deductible under the relevant policies of insurance unless the damage shall have been caused by MORILA or persons for whom MORILA shall be responsible and subject thereto Mopps shall pay to MORILA out of the account referred to in Section 13.4 the reasonable costs properly incurred in carrying out its obligations under Section

                         14.3.3(a) up to the amount of the insurance proceeds received in respect of either or both the Balance of Plant and Existing Facility, and

                    (e) MORILA shall pay to Mopps from the Relevant Target Commercial Operations Date the amounts appearing in paragraphs (a) to (e) inclusive of Section 14.3.2.

           14.3.4 Subject to Section 14.3.2, in the event of the occurrence of a Non-Insurable Event prior to a Relevant Commercial Operations Date but after the delivery of Plant ex works in accordance with Section 4.1, MORILA shall have the option to terminate this Agreement in accordance with Section 16.14.

14.4       DURING OPERATIONAL PHASE

           14.4.1 In the event of the occurrence of a Non-Insurable Event after a Relevant Commercial Operations Date being a breakdown (including a machinery or equipment breakdown) of that part of the Facility which is the subject of the Relevant Commercial Operations Date and which shall not have been caused by any of the intervening act of a third party (which for this purpose shall exclude the Operator), the occurrence of an Insurable Event, or the act or default of
                    MORILA:

                    (i) if the breakdown (including machinery or equipment breakdown) shall relate to the Plant, Mopps shall not be relieved of its obligations under this Agreement; and

                    (ii) if the breakdown (including machinery or equipment breakdown) shall relate to the Balance of Plant, MORILA shall be entitled to apply any proceeds of the BOP Warranties, if any, towards its reasonable costs properly incurred in procuring the replacement or repair of the Balance of Plant; and

                    (iii) if the breakdown (including machinery or equipment
                          breakdown) shall relate to the Existing Facility, MORILA shall be entitled to apply any proceeds of the Existing Facility

                          Warranties, if any, towards its reasonable costs properly incurred in procuring the replacement or repair of the Existing Facility.

           14.4.2 Subject to Section 14.4.1, in the event of the occurrence of an Insurable or Non-Insurable Event following a Relevant Commercial Operations Date, MORILA shall pay:

                    (a) the Plant Payment calculated in accordance with Part 1 of Exhibit 10;

                    (b)  the BOP Payment calculated in accordance with Part 2 of
                         Exhibit 10;

                    (c)  the Spare Parts Payment calculated in accordance with
                         Part 3 of Exhibit 10;

                    (d) the Existing Facility Payment calculated in accordance with Part 5 of Exhibit 10; and

                    (e) the Fixed Spare Parts Payment calculated in accordance with Part 6 of Exhibit 10.

          14.4.3 In respect of physical loss or damage occurring to the Facility or the relevant part thereof in the event of the occurrence of an Insurable Event following a Relevant Commercial Operations Date:

                    (a) MORILA shall procure the replacement or repair of either or both any Balance of Plant and Existing Facility so lost or damaged and the provisions of Sections 5.3 and 5.4 shall have effect as if the replacement or repair of the Balance of Plant was its initial procurement;

                    (b) Mopps shall be responsible for the replacement or repair of any Plant so lost or damaged;

                    (c)  the provisions of Section 13.4 shall apply; and

                    (d) Mopps shall bear the deductible under the relevant policies of insurance unless the damage shall have been caused by MORILA or persons for whom MORILA shall be responsible and subject thereto Mopps shall pay to MORILA, out of the account referred to in Section 13.4, the reasonable costs properly incurred in carrying out its obligations under Section 14.4.3(a), up to the amount of the insurance proceeds received in respect of either or both the Balance of Plant and the Existing Facility.

           14.4.4 Subject to Section 14.4.2, in the event of the occurrence of a Non-Insurable Event following a Relevant Commercial Operations Date, MORILA shall have the option to terminate this Agreement in accordance with Section 16.14.

           14.4.5 Without prejudice to the provisions of this Section 14, in the event of the occurrence of an Insurable Event or Non-Insurable Event at any time prior to the Final Payment date, MORILA may elect to accelerate payment pursuant to
                    Section 15.3.


                                   SECTION 15

                                  FINAL PAYMENT


15.1 Subject to Section 15.3, MORILA shall pay the Final Payment to Mopps on the Final Payment Date, at which point title in the Plant, Balance of Plant and the Existing Facility shall pass to MORILA, provided that MORILA has performed all of its obligations under this Agreement in relation to any matters which are then the subject of an arbitration, dispute or any other form of proceedings.

15.2 MORILA may, subject to extending the term of the Energy Support Agreement for a like period, no earlier than 6 months prior to the Final Payment Date and no later than 2 months prior to the Final Payment Date, give notice to Mopps that it wishes to extend this Agreement by a further period of up to 5 years and if Mopps is so willing, the Parties shall endeavour to agree the terms for such extension in substantially the same form as this Agreement and if they do so agree, incorporating those terms in a supplemental agreement.

15.3 At any time before the Final Payment Date MORILA may elect to accelerate payment pursuant to this Agreement upon giving two months' prior notice and upon payment to Mopps of the amount set out in Part 8 of Exhibit 10.

15.4 Following the passing of title in the Plant, Balance of Plant and the Existing Facility pursuant to Section 15.1, Mopps shall be released from all obligations under or in connection with this Agreement except for those in relation to any matters which are then the subject of an arbitration, dispute or any other form of proceedings.


                                   SECTION 16

                                   TERMINATION


16.1 Subject to this Section 16, this Agreement may only be terminated by either Party on the expiry of the Deferred Payment Period pursuant to Sections 15.1, 15.2 or 15.3 as the case may be.

16.2 This Agreement may be terminated by Mopps prior to the expiry of the Term on the occurrence of any of the following:

           16.2.1 a failure by MORILA to satisfy any of the Suspensive Conditions set out in Section 2.1 by the Cut-off Date;

           16.2.2   a MORILA Termination Event; and

           16.2.3   a MORILA Event of Default, in accordance with Section 16.8.

16.3      FAILURE TO MEET SUSPENSIVE CONDITIONS

          16.3.1 Subject to Section 16.3.2, if MORILA fails to satisfy or procure the satisfaction of any of the conditions set out in
                    Section 2.1 prior to the Cut-off Date, Mopps shall be entitled to:

                    (a) terminate this Agreement by giving notice to MORILA and such termination shall take effect immediately on delivery of such notice; and

                    (b)  recover the Fixed Default Amount from MORILA.

          16.3.2 If a date other than the Cut-off Date is agreed between the Parties as contemplated by Section 2.2, Mopps shall be entitled to terminate this Agreement in accordance with
                    Section 16.3.1 on such other date as is agreed between the Parties.

16.4      MORILA TERMINATION EVENT

          The occurrence of any of the following events, unless such event shall have occurred solely as a result of a breach by Mopps of its obligations under this Agreement, shall constitute a "MORILA Termination Event":

          16.4.1 Abandonment of the Mine or a substantial part of the operations thereof;

          16.4.2 MORILA is declared insolvent, or an application is made for the insolvency of MORILA;

          16.4.3 MORILA applies for suspension of payment, whether provisionally or otherwise;

          16.4.4 MORILA is unable to pay its debts as they fall due or admits its inability to pay its debts as they fall due;

          16.4.5 MORILA stops, suspends, or threatens to stop or suspend payment of all or any part of its debts or makes an arrangement with or for the benefit of any creditor or creditors in respect of or affecting all or a material part of its indebtedness, or any step (including any proposal or convening of any meeting) is taken with a view to such an arrangement;

          16.4.6 MORILA is dissolved or a notice or application for the dissolution of MORILA, whether by the relevant companies registration authority or otherwise, is made;

          16.4.7 a general meeting of the shareholders of MORILA is convened for the purpose of considering any resolution for the dissolution, for an application for the insolvency or for an application for suspension of payment, whether provisional or otherwise, of MORILA, or an event occurs which leads to the dissolution of MORILA according to its articles of association;

          16.4.8 a material part of the assets of MORILA is seized and such seizure is not discharged within three days;

          16.4.9 there occurs in relation to MORILA any event under the laws applicable to MORILA which corresponds with or is analogous to any of those mentioned in Sections 16.4.1 to 16.4.8 (inclusive);

          16.4.10 the control over the business of MORILA is directly or indirectly changed other than involving an Affiliate and only for so long as such company shall remain an Affiliate of MORILA, or other than involving the restructuring of the JCI and Randgold groups of companies as announced 30th April 1999 and published in "Business Day" in South Africa, or any of the shares in MORILA are sold, transferred or otherwise disposed of or purported to be disposed of or changed or otherwise encumbered (other than in accordance with the financial arrangements consented to by Mopps in accordance with Section 18) and such sale, transfer or other disposal or purported disposal or encumbrance result in a change of control of MORILA. In the event that control over the business of MORILA is intended to be so changed or any of the shares are intended to be sold, transferred or otherwise disposed of and such sale, transfer or other disposal or purported disposal or encumbrance result in a change of control of MORILA, MORILA shall seek the consent of Mopps, such consent not to be unreasonably withheld or delayed. In the event that any of the shares are sold, transferred or otherwise disposed of, any change in control over the business of the party receiving the shares shall amount to a MORILA Event of Default

16.5       MOPPS RIGHT TO TERMINATE FOR MORILA TERMINATION EVENT

           Upon the occurrence of a MORILA Termination Event, Mopps may terminate this Agreement immediately by giving notice to MORILA of the occurrence of the relevant MORILA Termination Event and stating that this Agreement is accordingly terminated and such termination shall take effect immediately upon delivery of such notice.

16.6       MORILA EVENT OF DEFAULT

           The occurrence of any of the following events, unless any such event shall have occurred solely as a result of a breach by Mopps of its obligations under this Agreement, shall constitute a "MORILA Event of Default":

           16.6.1 any default by MORILA in the performance of its obligations under this Agreement;

           16.6.2 any breach by MORILA in the performance of its obligations under any other agreement to which MORILA is a party to the extent that such breach might, in the reasonable opinion of Mopps, have a material adverse effect on the ability of MORILA to comply with its obligations under this Agreement;

           16.6.3 any representation or warranty of MORILA made to Mopps which is or proves to be incorrect when made or repeated in any respect which Mopps reasonably considers to be material;

           16.6.4   a failure by MORILA to make payments in accordance with
                    Section 12 and Exhibit 10 for one month;

           16.6.5 refusal by MORILA to allow Mopps or the Operator access to the Site or any other act or omission on the part of MORILA which prevents the Plant being used in accordance with Good Utility Practice;

           16.6.6 in the event that the control over the business of MORILA is directly or indirectly changed (excluding, for the avoidance of doubt, as a result of any exercise of step-in rights by the Agent pursuant to the Step-In and Acknowledgement Agreement), or any of the shares in MORILA are sold, transferred or otherwise disposed of or encumbered and such sale, transfer, disposal or encumbrance results in a change in control over the business of MORILA, a failure by MORILA to procure that the party, or parties, which then have control over the business of MORILA enter into a form of guarantee in substantially the same terms as are set out in
                    Exhibit 1,

           MORILA shall notify Mopps immediately upon becoming aware of the occurrence of any Termination Event or any MORILA Event of Default.

16.7       NOTICE PERIOD AND REMEDIAL ACTION BY MORILA

           16.7.1 Upon Mopps becoming aware of the occurrence of a MORILA Event of Default, Mopps may give notice to MORILA specifying the relevant MORILA Event of Default and requiring MORILA, at MORILA's option, either:

                    (a) to remedy or otherwise overcome each MORILA Event of Default specified in such notice within 21 days of delivery of such notice; or

                    (b) other than in the case of an event under Section 16.6.4 (in which case only paragraph (a) above shall apply) to propose in writing, within 14 days of receipt of such notice, a reasonable programme for the remedying of or otherwise overcoming each MORILA Event of Default specified in such notice.

           16.7.2   If MORILA shall propose such a programme in accordance with
                    Section 16.7.1(b), Mopps shall within 28 days of receipt of such programme, notify MORILA that it either accepts or does not accept the programme as being capable of remedying or otherwise overcoming each relevant MORILA Event of Default. If Mopps shall fail to give notice within such 28 day period, it shall be deemed to have accepted such programme. If Mopps shall notify MORILA that it does not accept such programme, the Parties shall endeavour in good faith to agree any necessary amendments to the programme. Any dispute shall be resolved in accordance with Section 17. MORILA shall, immediately following acceptance by Mopps of the relevant programme (or resolution of any dispute relating to such programme), implement such programme.

16.8       ENTITLEMENT FOR MOPPS TO TERMINATE

           If:

           16.8.1   any MORILA Event of Default notified in accordance with
                    Section 16.7.1 shall not have been remedied or otherwise overcome before expiry of the period referred to in Section 16.7.1(a); or

           16.8.2 MORILA shall have proposed a programme pursuant to Section 16.7.1(b) which has been accepted by Mopps or has been established in accordance with Section 17, but MORILA shall have failed to remedy or overcome to the reasonable satisfaction of Mopps the relevant MORILA Event of Default or otherwise carry out the appropriate course of action to the satisfaction of Mopps in accordance with such programme; or

           16.8.3 where MORILA shall have submitted a programme for the remedy of or otherwise overcoming of the relevant MORILA Event of Default in accordance with Section 16.7.1(b), such programme is not accepted or agreed by Mopps in accordance with Section 16.7.2 and the outcome of any dispute resolution in accordance with Section 17 does not find against such non-acceptance; or

           16.8.4   MORILA shall have failed to remedy in accordance with
                    Section 16.7.1 any MORILA Event of Default notified to MORILA by Mopps pursuant to Section 16.7.1 before the expiry of the period referred to in such notice or MORILA shall have failed to provide a programme, in accordance with Section 16.7.1(b), acceptable to Mopps before the expiry of the period referred to in such notice, or, where MORILA has provided a programme for remedying or otherwise overcoming such MORILA Event of Default acceptable to Mopps, MORILA shall have failed to remedy or otherwise overcome the MORILA Event of Default in accordance with such programme,

           Mopps may terminate this Agreement by giving notice to MORILA and such termination shall take effect immediately upon service of such notice by Mopps or upon such later date as may be specified in the notice.

16.9       MOPPS TERMINATION EVENT

           The occurrence of any of the following events, unless such event shall have occurred solely as a result of a breach by MORILA of its obligations under this Agreement, shall constitute a "Mopps Termination Event":

           16.9.1 Abandonment of the Facility or a substantial part of the operations thereof;

           16.9.2 Mopps is declared insolvent, or an application is made for the insolvency of Mopps;

           16.9.3 Mopps applies for suspension of payment, whether provisionally or otherwise;

           16.9.4 Mopps is unable to pay its debts as they fall due or admits its inability to pay its debts as they fall due;

           16.9.5 Mopps stops, suspends, or threatens to stop or suspend payment of all or any part of its debts or makes an arrangement with or for the benefit of any creditor or creditors in respect of or affecting all or a material part of its indebtedness, or any step (including any proposal or convening of any meeting) is taken with a view to such an arrangement;

           16.9.6 Mopps is dissolved or a notice or application for the dissolution of Mopps, whether by the relevant companies registration authority or otherwise, is made;

           16.9.7 a general meeting of the shareholders of Mopps is convened for the purpose of considering any resolution for the dissolution, for an application for the insolvency or for an application for suspension of payment, whether provisional or otherwise, of Mopps, or an event occurs which leads to the dissolution of Mopps according to its articles of association;

           16.9.8 a material part of the assets of Mopps is seized and such seizure is not discharged within three days;

           16.9.9 there occurs in relation to Mopps any event under the laws applicable to Mopps which corresponds with or is analogous to any of those mentioned in Sections 16.9.1 to 16.9.8 (inclusive);

           16.9.10 the control over the business of Mopps is directly or indirectly changed other than involving an Affiliate and only for so long as such company shall remain an Affiliate of Mopps, or more than 50% of the shares in Mopps are sold, transferred or otherwise disposed of or purported to be disposed of or changed or otherwise encumbered and such sale, transfer or other disposal or purported disposal or encumbrance result in a change of control of Mopps. In the event that control over the business of Mopps is intended to be so changed or more than 50% of the shares are intended to be sold, transferred or otherwise disposed of and such sale, transfer or other disposal or purported disposal or encumbrance result in a change of control of Mopps, Mopps shall seek the consent of MORILA, such consent not to be unreasonably withheld or delayed. In the event that any of the shares are sold, transferred or otherwise disposed of, any change in control over the business of the party receiving the shares shall amount to a Mopps Event of Default

16.10      MORILA'S RIGHT TO TERMINATE FOR MOPPS TERMINATION EVENT

           Upon the occurrence of a Mopps Termination Event, MORILA may terminate this Agreement immediately by giving notice to Mopps of the occurrence of the relevant Mopps Termination Event and stating that this Agreement is accordingly terminated and such termination shall take effect immediately upon delivery of such notice.

16.11      MOPPS EVENT OF DEFAULT

           The occurrence of any of the following events, unless any such event shall have occurred solely as a result a breach by MORILA of its obligations under this Agreement, shall constitute a "Mopps Event of Default":

           16.11.1 any material default by Mopps in the performance of any of its material obligations under this Agreement;

           16.11.2 failure of the Plant to achieve Guaranteed Contracted Capacity for a period of 9 consecutive months, unless such event shall have occurred as a result of the occurrence of:

                    (a)  a MORILA Event of Default; or

                    (b)  an Insurable Event; or

                    (c)  a Non-Insurable Event.

           16.11.3 any representation or warranty of Mopps made to MORILA which is or proves to be incorrect when made or repeated in any respect which MORILA considers to be material;

           Mopps shall notify MORILA immediately upon becoming aware of the occurrence of any Mopps Event of Default.

16.12      NOTICE PERIOD AND REMEDIAL ACTION BY MOPPS

           16.12.1 Upon MORILA becoming aware of the occurrence of a Mopps Event of Default, MORILA may give notice to Mopps specifying the relevant

                    Mopps Event of Default and requiring Mopps, at Mopps's option, either:

                    (a) to remedy or otherwise overcome each Mopps Event of Default specified in such notice within 21 days of delivery of such notice; or

                    (b) other than in a case of failure by Mopps to make payment (in which case only paragraph (a) above shall apply) to propose in writing, within 14 days of receipt of such notice, a reasonable programme for the remedying of or otherwise overcoming each Mopps Event of Default specified in such notice.

16.13 If Mopps shall propose such a programme in accordance with Section 16.12.1(b), MORILA shall within 28 days of receipt of such programme, notify Mopps that it either accepts or does not accept the programme as being capable of remedying or otherwise overcoming each relevant Mopps Event of Default. If MORILA shall fail to give notice within such 28 day period, it shall be deemed to have accepted such programme. If MORILA shall notify Mopps that it does not accept such programme, the Parties shall endeavour in good faith to agree any necessary amendments to the programme. Any dispute shall be resolved in accordance with Section 17. Mopps shall, immediately following acceptance by MORILA of the relevant programme (or resolution of any dispute relating to such programme), implement such programme.

16.14      ENTITLEMENT FOR MORILA TO TERMINATE FOR MOPPS EVENT OF DEFAULT

           If:

           16.14.1 any Mopps Event of Default notified in accordance with Section 16.12.1 shall not have been remedied or otherwise overcome before expiry of the period referred to in Section 16.12.1(a); or

           16.14.2 Mopps shall have proposed a programme pursuant to Section 16.12.1(b) which has been accepted by MORILA or has been established in accordance with Section 17, but Mopps shall have failed to remedy or overcome to the reasonable satisfaction of MORILA the relevant Mopps

                    Event of Default or otherwise carry out the appropriate course of action to the satisfaction of MORILA in accordance with such programme; or

           16.14.3 where Mopps shall have a submitted a programme for the remedy of or otherwise overcoming of the relevant Mopps Event of Default in accordance with Section 16.12.1(b), such programme is not accepted or agreed by MORILA in accordance with Section 16.12.2 and the outcome of any dispute resolution in accordance with Section 17 does not find against such non-acceptance; or

           16.14.4  Mopps shall have failed to remedy in accordance with Section
                    16.12.1 any Mopps Event of Default notified to Mopps by MORILA pursuant to Section 16.12.1 before the expiry of the period referred to in such notice or Mopps shall have failed to provide a programme, in accordance with Section 16.12.1(b), acceptable to MORILA before the expiry of the period referred to in such notice, or, where Mopps has provided a programme for remedying or otherwise overcoming such Mopps Event of Default acceptable to MORILA, Mopps shall have failed to remedy or otherwise overcome the Mopps Event of Default in accordance with such programme,

           MORILA may terminate this Agreement by giving notice to Mopps and such termination shall take effect immediately upon service of such notice by MORILA or upon such later date as may be specified in the notice.

16.15      UNECONOMIC EFFECT

           If pursuant to either or both Sections 14.3.2 and 14.4.2 MORILA is obliged to make payments for a period exceeding 24 months then it may give one month's notice to Mopps terminating this Agreement.

16.16      ENERGY SUPPORT AGREEMENT

           Mopps shall be entitled to terminate this Agreement in the event that the Energy Support Agreement is terminated or if the same is terminated through the default of the Operator and a replacement contract is entered into by MORILA with an operator which is not acceptable to Mopps (such acceptance not to be unreasonably withheld or delayed in the case of a proposed operator of international repute), by giving notice to MORILA stating that this Agreement is accordingly terminated and such termination shall take effect immediately upon delivery of such notice.

16.17     CONSEQUENCES OF TERMINATION

          16.17.1 If this Agreement is terminated by Mopps pursuant to Sections 16.5 or 16.8, or by MORILA pursuant to Section 16.14, Mopps shall be entitled to recover from MORILA the Termination Prices calculated in accordance with Parts 8 and 10 respectively of Exhibit 10;.

          16.17.2   If this Agreement is terminated by MORILA pursuant to
                    Section 16.10 or 16.13 then MORILA shall pay to Mopps the Termination Prices calculated in accordance with Part 9 of
                    Exhibit 10 save that if paragraph (iv) of Section 10.2.4 shall apply then the amount paid shall be the CTF Termination Price;.

          16.17.3   If this Agreement is terminated by Mopps pursuant to
                    Section 16.15:

                    (i) due to a default by the Operator, Mopps shall be entitled to recover from MORILA the Termination Prices calculated in accordance with Part 9 of Exhibit 10;

                    (ii) due to the occurrence of a Non-Insurable Event, Mopps shall be entitled to recover from MORILA the Termination Prices calculated in accordance with Part 10 of Exhibit 10;

                    (iii) under any other circumstances within Section 16.15,
                          Mopps shall be entitled to recover from MORILA the Termination Prices calculated in accordance with Part 8 of Exhibit 10.

          16.17.4   Upon full payment of the amounts payable under Sections
                    16.16.1 or 16.16.3 above to Mopps the provisions of Section 15 shall have effect as if the same were the Final Payment;

          16.17.5 If this Agreement is terminated pursuant to this Section 16, the EF Debt will be deemed to be fully redeemed and title in the Existing Facility shall revert to MORILA.


                                   SECTION 17

                               DISPUTE RESOLUTION


17.1      SENIOR MANAGEMENT

          17.1.1 Each Party shall notify the other Party of a member of senior management who shall be authorised to resolve any dispute on its behalf.

          17.1.2 If a dispute arises that cannot be settled by the Parties through informal discussions, either Party may (but shall not be compelled to) refer the dispute to the Persons designated pursuant to Section 17.1.1 for further consideration and attempted resolution within thirty (30) days after the dispute has been referred to such Persons (or such longer period as the Parties may agree).

17.2       ARBITRATION

          17.2.1 In the event of any dispute arising under this Agreement it shall be settled under the Rules of Conciliation and Arbitration of the International Chamber of Commerce.

          17.2.2    In all cases of arbitration:

                    (a) arbitration shall take place in London (or such other place as the Parties may agree);

                    (b)  the language of the arbitration shall be English; and

                    (c) the costs of the arbitration shall be borne by the losing Party.

          17.2.3 Arbitration shall be conducted by a sole arbitrator appointed by mutual agreement of the Parties. This arbitrator unless the parties shall agree otherwise shall be of a nationality other than that of the Parties and shall have extensive experience in the electricity industry.

          17.2.4 In the event that the Parties cannot agree on the choice of arbitrator, arbitration shall be conducted by three arbitrators named in accordance with the rules and regulations of the International Chamber of Commerce.

          17.2.5 The Parties agree that the decision or award of the arbitrators shall be final and binding and agree to execute the decision rendered by the arbitrators without delay and hereby waive any rights of appeal. The execution of the decision may be carried out by any tribunal having jurisdiction.

          17.2.6 Provided that if the dispute to be referred to arbitration under this Agreement raises issues which are substantially the same as or connected with issues raised in a related dispute between MORILA and the Operator under the Energy Support Agreement and if the related dispute has already been referred for determination to an arbitrator, MORILA and Mopps hereby agree that the dispute under this Agreement shall be referred to the arbitrator appointed to determine the related dispute and the provisions of this Section 17 shall apply.

17.3      NO IMMUNITY; ENFORCEMENT; COSTS AND EXPENSES

          As to all disputes between the Parties under this Agreement, each of MORILA and Mopps unconditionally and irrevocably:

          17.3.1 agrees, to the extent that such Party may now or hereafter be entitled in any jurisdiction to claim for itself or its property, assets or revenues immunity (whether by reason of sovereignty or otherwise) in respect of its obligations under this Agreement from service of process, suit, jurisdiction of any court, judgment, order, award, attachment (before or after judgment or award), set-off, execution of a judgment or other legal process, and to the extent that in any such jurisdiction there may be attributed to such Party or any of its property, assets or revenues such an immunity (whether or not claimed), not to claim and hereby irrevocably waives such immunity to the fullest extent permitted by the laws of such jurisdiction;

          17.3.2 consents generally in respect of the enforcement of any judgment against it in any such proceedings in England and/or the Republic of Mali and to the giving of any relief or the commencement of any process in connection with such proceedings (including, without limitation, the making, enforcement or execution against or in respect of any property whatsoever irrespective of its use or intended use); and

          17.3.3 consents that all costs and expenses related to any judicial proceeding to enforce any arbitration award shall be paid by the Party that resists the enforcement of such award.

17.4      APPOINTMENT OF AGENTS FOR SERVICE OF PROCESS

          With respect to any proceedings for enforcement of an award pursuant to Section 17.3 against assets of either Party brought in any court of competent jurisdiction in England or the Republic of Mali:

          17.4.1 each Party shall appoint, before the Relevant Commercial Operations Date, an agent to receive for and on its behalf service of process in such jurisdiction in any such enforcement proceedings;

          17.4.2 each Party agrees to maintain in the Republic of Mali duly appointed process agents (or appoint replacement agents and promptly notify the other Party of such replacement agents); and/or

          17.4.3 each Party agrees that failure by any such process agent to give notice of any process to it shall not impair the validity of such service or of any judgment based thereon.

                                   SECTION 18

                       TRANSFER OF RIGHTS AND OBLIGATIONS


18.1 Except as expressly provided in this Agreement, no rights or obligations under this Agreement may be transferred by either Party in whole or in part, without the prior written consent of the other Party as it may in its absolute discretion and upon such terms as it may in its absolute discretion determine save that where such transfer is to an Affiliate such consent shall not be unreasonably withheld or delayed, provided that either Party may assign its rights and obligations under this Agreement to an Affiliate if such
           Affiliate: (i) agrees in writing to assume all obligations and liabilities of the assigning Party under, and to be bound by all of the terms, conditions and provisions of, this Agreement, (ii) has provided the non-assigning Party with evidence to the reasonable satisfaction of the non-assigning Party that such Affiliate has the creditworthiness and operational ability to perform the assigning Party's obligations under this Agreement; and

18.2 After any assignment contemplated by Section 18.1 above, the assigning Party shall have no further obligations or liabilities under this Agreement. Unless expressly agreed to by the other Party, no assignment (other than an assignment under Section 18.1 above), whether or not consented to, shall relieve the assignor of its obligations hereunder in the event its assignee fails to perform.

18.3 Save as expressly provided in this Agreement, MORILA shall not create any security right or other interest over any of its rights under this Agreement without the prior written consent of Mopps in its absolute discretion and upon such terms as it may in its absolute discretion determine. Where Mopps agrees to the creation of a security right or other interest it will be prepared to enter into a step-in and acknowledgement agreement with MORILA's Lenders or an agent thereof in substantially the same terms set out in Exhibit 14.


                                   SECTION 19

                         ADJUSTMENT DUE TO CHANGE IN LAW


19.1       ADJUSTMENT DUE TO CHANGE IN LAW, IMPORT TAXES, INCENTIVES AND
           BENEFITS

          19.1.1 If the direct or indirect cost of the design, construction, Commissioning and completion of the Facility, or of the supply of Spare Parts therefor as a result of a Change in Law, or the economic benefit to Mopps, or any relevant incentive to Mopps, under this Agreement changes as a result of a Change in Law, the payments under this Agreement (as appropriate) shall be adjusted to compensate for the direct or indirect cost, loss or saving or increase (as the case may be) in economic benefit resulting from such Change in Law from the date it was effective. Mopps shall submit to MORILA a certificate setting forth in reasonable detail the basis of, and the calculations for, such adjustments.

          19.1.2 Within twenty (20) Days after the date of such certificate, MORILA shall notify Mopps whether it disagrees with any of the calculations in the certificate. If MORILA notifies Mopps of its disagreement the Parties agree to meet within twenty (20) Days and negotiate in good faith alternative adjustments to the payments as appropriate to protect the economic value of the Agreement to the Parties.

          19.1.3 In the event that MORILA agrees with the certificate or fails to notify its disagreement within the period specified in Section 19.1.2 above, this Agreement shall be amended promptly by the Parties in accordance with Section
                    21.1 to reflect such adjustments.

          19.1.4 The Parties shall attempt to resolve any dispute regarding adjustments pursuant to this Section 19.1 as expeditiously as possible in accordance with Section 17.1. If the Parties are unable to resolve the dispute in this manner, the dispute shall be resolved in accordance with the procedures described in remainder of Section 17.

          19.1.5 In the event that MORILA fails to pass to Mopps any economic benefit or incentive referred to in Section 19.1.1, the payments under this Agreement (as appropriate) shall be adjusted to reflect either or both such taxes paid and the benefit of such incentives not received by Mopps.

                                   SECTION 20

                              INTELLECTUAL PROPERTY

          Mopps shall make available and to the extent that it is able so to do through prudent commercial practices cause its suppliers to make available to MORILA free of charge for use by MORILA solely in relation to the exploitation of the Mine a non-exclusive licence or sub-licence for the use of design data (other than proprietary data relating to machinery and equipment and retained by the relevant manufacturer for commercially confidential reasons) developed for the Project.


                                   SECTION 21

                                  MISCELLANEOUS


21.1      AMENDMENT

          This Agreement may be amended only by a supplemental agreement to this Agreement signed by both Parties.

21.2      NO WAIVER

          21.2.1 Save as otherwise expressly provided in this Agreement, nothing done or omitted to be done by Mopps or any of Mopps's representatives whether for the purposes of this Agreement or otherwise shall relieve MORILA of any of its obligations under this Agreement.

          21.2.2 No delay or forbearance by either Party in exercising any right, power, privilege or remedy under this Agreement shall operate to impair or be construed as a waiver of such right, power, privilege or remedy. Any single or partial exercise of any such right, power, privilege or remedy shall not preclude any other right, power, privilege or remedy.

21.3      LIABILITY

          21.3.1 Without prejudice to the provisions of Section 16 or Exhibit 10, neither Party shall be liable to the other Party in contract, tort, warranty, strict liability, or any other legal theory for any indirect, consequential, incidental, punitive or exemplary damages, nor shall either Party be liable to the other Party for any fines and penalties incurred by that other Party. Neither Party shall have any liability to the other Party for breach of this Agreement except as expressly provided in this Agreement; provided, however, that this provision is not intended to constitute a waiver of any rights of one Party against the other with regard to matters unrelated to this Agreement or to any activity not contemplated by this Agreement.

          21.3.2 Mopps' liability (whether in contract, tort or otherwise) arising out of or in connection with this Agreement shall not exceed US$5 million in any one year or US$20 million during the Term.

21.4      SURVIVAL

                    The expiry or early termination of this Agreement shall not relieve the Parties of obligations which by their nature should survive such expiry or termination. including, without limitation, the following:- Section 1, Section 6,
                    Section 8.5, Section 11, Section 12, Section 15, Section 16,
                    Section 17, Section 18, Section 20 and this Section 21.

21.5      FURTHER ASSURANCE

          Each Party agrees to execute and deliver all such further instruments and do and perform all such further acts and things as shall be necessary or expedient for the carrying out of the provisions of this Agreement.

21.6      NOTICES

          21.6.1 All notices under this Agreement shall be in writing and all certificates, notices or written instructions to be given under the terms of this Agreement shall be served, in timely fashion, by sending the same by registered post with confirmation of receipt, facsimile or by leaving the same at the addresses specified in Exhibit 11.

          21.6.2 Either Party may change its nominated postal address, facsimile number by prior notice to the other Party. Notices given by registered post shall be effective upon the earlier of (i) actual receipt and (ii) 7 days after mailing. Notices given by facsimile shall be deemed to have been received where there is confirmation of uninterrupted transmission by a transmission report and where there has been no telephonic communication by the recipient to the sender (to be confirmed in writing) that the facsimile has not been received in legible form either (a) within 2 hours after sending if sent on a Business Day and between the hours of 9 a.m. and 4 p.m.; or (b) by 11 a.m. on the next following Business Day if sent after 4 p.m. on a Business Day but before 9 a.m. on that next following Business Day. In each case the reference to time shall be in respect of the local time at the place of receipt of the notice.

21.7      CONFIDENTIALITY

          Each Party shall hold in confidence all commercially and technically sensitive documents and information in relation to this Agreement and the carrying out of the obligations thereunder and shall not publish or otherwise disclose the same except:-

          21.7.1    with the other Party's prior written consent;

          21.7.2 as may necessarily be required by law, any relevant stock exchange or other competent regulatory authority;

          21.7.3 as Mopps may require for the purpose of the design, construction, Commissioning or completion of the Plant in the event of termination of this Agreement;

          21.7.4 that which is in or enters the public domain other than as a result of a breach of the obligations imposed by this
                    Section 21.7; or

          provided that the provisions of this Section 21.7 shall not restrict either Party from either or both passing such documents and information to its professional advisers or associates who have first agreed in writing to be bound by the provisions of this Section 21.7 and each Party may, subject to appropriate confidentiality restrictions, pass to actual or proposed lenders such documents and other information as is reasonably required by the actual or proposed lenders in connection with the raising of finance for the either or both the gold mine concession or the Project. Any Party making documents or information available to a third party pursuant to this Section 21.7 shall procure that such third party shall first enter into a written confidentiality agreement in respect of such documents or information in substantially the same terms as those contained in this Section 21.7.

21.8      NON-BINDING PROVISIONS

          If any one or more of the provisions of this Agreement shall become or shall prove to be illegal, unenforceable or non-binding, the other provisions of this Agreement shall remain in force and the Parties shall enter into negotiations in good faith to replace any such illegal, unenforceable or non-binding provisions by provisions which are legal, enforceable and binding and which deviate as little as possible, having regard to the purpose and objects of this Agreement, from the intent of such illegal, unenforceable or non-binding provisions. If the Parties shall be unable to agree, within 90 days of becoming aware that a provision is illegal, unenforceable or non-binding, on the replacement of that provision, the matter shall be referred for resolution in accordance with Section 17.

21.9      ENTIRE AGREEMENT

          This Agreement supersedes any previous agreement, arrangement or understanding between the Parties in relation to the matters dealt with in this Agreement and represents the entire understanding between the Parties in relation to such matters as of the date hereof.

21.10      APPLICABLE LAW

This Agreement shall be governed and construed in accordance with the law of England and Wales.

IN WITNESS WHEREOF the Parties have executed this Agreement in the presence of the Witnesses by their duly authorised representative on the day and year first written above.

SIGNED by                                            )

/s/ Paul M. Carey                                    )
.................................................     )
Name:-Paul M. Carey
Title:-Vice President

for and on behalf of:

MOPPS


WITNESSED BY                                         )

/s/ Kevin B. Smith
1.  By..........................................
    Name:- Kevin B. Smith
    Title:-Director

SIGNED by                                            )
                                                     )
/s/ David Ashworth                                   )
.................................................     )
Name:-David Ashworth
Title:-Director
for and on behalf of:

MORILA


WITNESSED BY

/s/ CJ Pensloo                                      )  /s/ J. Berry
1.  By..........................................    2, By..................
     Name:-CJ Pensloo                                  Name:-J. Berry
     Title:-Commercial Manager                         Title:-Legal Counsel

                                    EXHIBIT 1


                           FORM OF RANDGOLD GUARANTEE


DEED OF GUARANTEE, dated as of   day of       (as amended, supplemental or
otherwise modified from time to time in accordance with the terms hereof) this "Guarantee Agreement" between Randgold Resources Limited, having its registered office at La Motte Chambers, St Helier, Jersey, JE1 BJ and Randgold & Exploration Company Limited, having its registered office at 5 Press Avenue, Selby, Johannesburg 2025, South Africa (each a "Guarantor" and together the
"Guarantors") and Mopps having its registered office at [        ] (the "Project
Company").

WHEREAS

(A) MORILA, a majority owned subsidiary of Randgold Resources Limited, and the Project Company have entered into the Deferred Terms Agreement.

(B) This guarantee is given in satisfaction of Clause 2.1 of the Deferred Terms Agreement and it is a condition of the Project Company entering into the Deferred Terms Agreement that the Guarantors enter into this Guarantee Agreement.

NOW, THEREFORE, it is agreed as follows:

Section 1. Definitions

Unless expressly defined herein or the context requires otherwise, capitalised terms shall have the same meanings as set out in the Deferred Terms Agreement. The following capitalised terms shall have the meanings herein specified, and shall include in the singular number the plural and in the plural number the singular:

"Deferred Terms Agreement" the agreement dated [   ] between the Project Company
and MORILA for the supply of electrical capacity and energy to a mine in Morila, Republic of Mali.

"Guaranteed Obligations" shall mean all of the obligations and liabilities of MORILA under the Deferred Terms Agreement.

Section 2. Guarantee

(a) Subject to this Section 2, each Guarantor severally, and also jointly with the other Guarantor, hereby absolutely, irrevocably and unconditionally guarantees the due and punctual payment of all the Guaranteed Obligations and hereby agrees that in the event that MORILA shall fail to make due and punctual payment of any Guaranteed Obligation not disputed in good faith in an aggregate amount exceeding five thousand US dollars ($5,000) properly payable under or arising from or with respect to the Deferred Terms Agreement, the Guarantors shall pay to the Project Company such sums within twenty one (21) Business Days of a written demand from the Project Company the Guarantors are entitled to all benefits, limitations and defences in respect of the Guaranteed Obligations afforded to MORILA under the Deferred Terms Agreement.

(b) The Guarantee Agreement shall be a continuing guarantee and shall remain operative and in full force and effect until all of the Guaranteed Obligations have been performed in full.

(c) This Guarantee Agreement and the liability of the Guarantors hereunder shall remain in full force and effect and shall in no way be affected or impaired by, and no notice to the Guarantors shall be required, in respect of:

(i) any compromise, waiver, settlement, release, renewal, extension, indulgence, change in or modification of any of the obligations and liabilities of MORILA under the Deferred Terms Agreement, except to the extent that MORILA has been so relieved (except that this Guarantee Agreement and the liability of the Guarantors hereunder shall not extend to any additional or increased obligations and liabilities of MORILA under the Deferred Terms Agreement as a result of any such compromise, waiver, settlement, release, renewal, extension, indulgence, change in or modification unless the prior written consent thereto of the Guarantors, expressly referring to this Guarantee Agreement, shall have been obtained in connection therewith);

(ii) the enforcement or absence of enforcement of the Deferred Terms Agreement or any security or any release of security

(iii) the winding-up (or equivalent) of MORILA or the Guarantors or any other person or any step being taken for any such winding-up or dissolution (or equivalent); or

(iv) the material illegality, invalidity or unenforceability of or any material defect in any provision of the Deferred Terms Agreement.

(d) Notwithstanding anything to the contrary herein contained, the Guarantors shall not be obliged to perform any of the Guaranteed Obligations hereunder until a demand by the Project Company shall have been made upon the Guarantors specifying in detail each of the Guaranteed Obligations which shall not have been performed by MORILA and five (5) Business Days shall have elapsed after receipt by the Guarantors of such demand.

(e) If the Project Company having received any payment from the Guarantors pursuant to any of its obligations hereunder, should receive, after the making of such payment by the Guarantors, any payment or distribution with respect thereto, the Project Company shall remit such payment to the Guarantors promptly, but in any event within five (5) business Days after receipt thereof.

Section 3. Guarantors' Representations

Each Guarantor severally, and also jointly with the other Guarantor, represents and warrants to the Project Company as of the date hereof that:

(a) each Guarantor is a [public limited company] duly organised, validly existing under the laws of [ ] and has full power, authority and legal rights to execute and deliver, and to perform its obligations under, this Guarantee Agreement;

(b) each Guarantor has taken all necessary corporate and legal action to authorise the guarantee hereunder on the terms and conditions of this Guarantee Agreement and to authorise its execution, delivery and performance of this Guarantee Agreement.

(c) this Guarantee Agreement has been duly executed and delivered by each Guarantor, and constitutes the legal, valid and binding obligation of each Guarantor, enforceable against each Guarantor, except as such enforcement may be limited by (i) applicable bankruptcy, insolvency, reorganisation, moratorium or other laws affecting the rights of creditors generally, and (ii) general principles of equity.

Section 4. Merger or Consolidation

If the Guarantors are party to a merger or consolidation in which the Guarantors are not the surviving corporations, or sell all or substantially all of their assets, then the Guarantors shall procure that the surviving corporation or corporations or the person to which such sale has been made, as the case may be, shall have assumed all of the Guarantors' obligations hereunder, to the extent the same shall not have occurred by the operation of law.

Section 5. Costs of Enforcement

The Guarantors agree to hold the Project Company harmless from and against any and all loss, liability or expense (including, without limitation, the reasonable fees and disbursements of counsel for the Project Company) which may be sustained or incurred by or on behalf of the Project Company in enforcing any obligation of the Guarantors hereunder.

Section 6. Successors and Assigns

The Guarantee Agreement shall be binding upon and inure to the benefit of the Guarantors and the Project Company and their respective successors and permitted assigns. This Guarantee Agreement shall not be deemed to create any right in any person, nor be construed in any respect to be a contract, in whole or in part, for the benefit of any person, except the parties hereto and their respective successors and permitted assigns. This Guarantee Agreement may not be assigned by either party without first having obtained written consent of the other.

Section 7. Termination

Unless earlier terminated pursuant to Section 2(b) and 4, this Guarantee Agreement shall automatically terminate upon the performance in full of all the Guaranteed Obligations.

Section 8. Miscellaneous

(a) Except as expressly otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon the parties hereto shall be deemed to have been duly given or made only when delivered in writing or by telecopy to the party to which such notice, request, demand, consent, instruction or other communication is required or permitted to be given or made hereunder, at the addresses or telecopy numbers of the parties, and to the attention of the person, specified below, or to such other addresses, telecopy number or attention as either party may hereafter specify to the other in writing:

                     (i)   If to the Guarantors:

                           Address:             PO Box 82291

                                                Southdale 2135

                                                South Africa

                           Attention:

                           Facsimile:          [           ]

                     (ii)  If to Project Company:

                           Address:

                           Attention:

                           Facsimile: [        ]

Any notice or other communication referred to herein given in accordance with this Section 8 shall be deemed to be delivered (i) if sent by hand delivery when received, (ii) if sent by mail, seven days after such communication is deposited in the mail with first-class postage prepaid, addressed or aforesaid, (iii) if sent by facsimile, when such facsimile is transmitted and oral or electronic receipt of confirmation is obtained by the sender (iv) in the case of delivery by an internationally recognised express courier service, two Business Days after delivery to such service, or (v) if sent by other means, when received at the addresses notified in this Section 8.

(b) The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Guarantors of the Project Company would otherwise have. No waiver of any of the terms and conditions of this Guarantee Agreement, and no notice to or demand on the Guarantors or the Project Company in any case shall entitle the Guarantors or the Project Company, as the case may be, to any other or further notice or demand in similar or other circumstances, or constitute the waiver of the rights of the Guarantors or the Project Company to any other or further action in any circumstances without notice or demand.

(c) This Guarantee Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with, and governed by, the laws of England and the parties hereby submit to the exclusive jurisdiction of the English courts.

(d) This Guarantee Agreement may not be changed orally but only by an instrument in writing signed by the Guarantors and the Project Company, and obligations hereunder may not be waived except by an instrument in writing executed and delivered by the party granting such waiver.

(e) The headings of the several sections of this Guarantee Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Guarantee Agreement.

(f) Any provision of this Guarantee Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

This Guarantee Agreement may be executed in any number of counterparts, and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Guarantee Agreement to be duly executed and delivered as a deed by their duly authorised officers or representatives as of the date first above written.

Signed as a deed by [Guarantor]
acting by [              ] and
[              ]

Director:

Director/secretary:

Signed as a deed by [Guarantor]
acting by [               ] and
[               ]

Director:

Director/secretary:

Signed as a deed by [Project Company]
acting by [                ] and
[               ]

Director:

Director/secretary:

                                    EXHIBIT 2

                          OFFSHORE ACCOUNT ARRANGEMENTS

The Offshore Account Arrangements shall comply with the following:

1. Mopps shall, unless paid from another source, be paid all sums properly due and owing under this Agreement out of the Offshore Bank Account as defined in the Tri-Partite Agreement between Mopps, MORILA and Randgold Resources Limited a copy of which appears in the annexure to this Exhibit 2.

2. The Parties together with Randgold Resources Limited shall execute the Tri-Partite Agreement a copy of which appears in the annexure to this Exhibit 2.

                              TRI-PARTITE AGREEMENT


This Tri-Partite Agreement is dated as of ........... day of .............. 1999
(this "Tri-Partite" Agreement) between ROLLS-ROYCE POWER VENTURES LIMITED ("Mopps") registered in and in accordance with the laws of [ ] under number [ ]; SOCIETE DES MINES DE MORILA ("MORILA") a subsidiary of Randgold Resources Limited registered in and in accordance with the laws of the Republic of Mali under number [ ]; and RANDGOLD RESOURCES LIMITED having its registered office at La Motte Chambers, St Helier, Jersey JE1 BJ ("RRL").

WHEREAS this Tri-Partite Agreement is entered into pursuant to the Deferred Terms Agreement made between MORILA and Mopps.

NOW THEREFORE it is agreed as follows:

1.         DEFINITIONS

           Unless expressly defined or the context requires otherwise, capitalised terms shall have the same in meanings as set out in the Deferred Terms Agreement save that the following capitalised terms shall have the meanings herein specified, and shall include in the singular number the plural and in the plural the singular:

           DEFERRED TERMS AGREEMENT                 the agreement dated [   ] between MORILA and Mopps for the
                                                    sale and purchase of generating and other equipment together with the supply of spare parts and other assistance as
                                                    therein set out.

           LOAN AGREEMENT                           means the Loan Agreement, dated [   ] November 1999, among
                                                    Societe des Mines de Morila SA, as the Borrower, Randgold
                                                    Resources Limited, Randgold and Exploration Company Limited
                                                    and  Randgold Resources (Morila) Limited, as the Completion
                                                    Guarantors, various banks and



                                      -76-

                                                    other financial institutions, as the Lenders, NM Rothschild
                                                    & Sons Limited and Standard Bank London Limited, as the
                                                    Co-Arrangers, and NM Rothschild & Sons Limited, as the Agent
                                                    for the Lenders.

           OFFSHORE BANK ACCOUNT                    means the "Operating Account" as defined in the Loan Agreement.

           STATEMENT OF CASH
           CASHCADE - STAGE I                       means the statement appearing in Appendix 1 to this Tri-Partite
                                                    Agreement.

           STATEMENT OF CASH CASCADE
           - STAGE II                               means the statement of appearing in Appendix 2 to this Tri-Partite
                                                    Agreement.

2.         OFFSHORE ACCOUNT

           RRL will give full details of the Offshore Bank Account to Mopps immediately upon the opening of such account. RRL and MORILA shall operate and maintain the Offshore Bank Account in accordance with the Statement of Cash Cascade - Stage I from the date such account is opened until and including the date of repayment until and including the date of repayment in full of all Obligations (as defined in the Loan Agreement) pursuant to the Loan Agreement and each other Loan Document. MORILA shall notify Mopps in writing immediately upon the occurrence of such date of full repayment. After such date, RRL and MORILA shall operate and maintain the Offshore Bank Account in accordance with the Statement of Cash Cascade - Stage II.

3.         PAYMENTS FROM THE OFFSHORE BANK ACCOUNT

           MORILA and RRL hereby confirm that payments to Mopps pursuant to the Deferred Terms Agreement are Project Costs (as defined in the Loan Agreement) for the purposes of the Loan Agreement and MORILA and RRL hereby agree to supply to Mopps written confirmation that such payments are Project Costs (as defined in the Loan Agreement) from NM Rothschild & Sons Limited as Agent for the Lenders.

4.         CHARGING OF THE OFFSHORE BANK ACCOUNT

           In the event that either or both MORILA and RRL permit any party to take a charge by way of security or shall grant any pledge or otherwise encumber the Offshore Bank Account, other than in accordance with the Loan Agreement dated [ ] November 1999 as amended from time to time, then and in any such case either or both MORILA and RRL (as the case may be) shall issue such authorisations as shall be appropriate and shall secure that the holder or holders of such security shall so permit to the intent that Mopps shall receive from the Offshore Bank Account as an operational expense of the Mine such amount or amounts as are properly due and owing under this Tri-Partite Agreement.

5.         TERMINATION

           This Tri-Partite Agreement shall expire on the expiration of the term or on receipt by Mopps of all sums properly payable in the event of the earlier termination of the Deferred Terms Agreement.

6.         PROPER LAW

           This Tri-Partite Agreement and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the Laws of England, the parties hereby submit to the non-exclusive jurisdiction of the English Courts and MORILA hereby irrevocably appoints RRL to accept service of all proceedings on its behalf.

7.         SERVICE

           The address for service for Mopps shall be as appears in the Deferred Terms Agreement or such other address as may be notified in accordance with its terms. The address for services of RRL shall be at its registered office from time to time copied to PO Box 82291, Southdale 2135, South Africa.

IN WITNESS WHEREOF the parties have caused the Tri-Partite Agreement to be duly executed and delivered as a deed by their duly authorised Officers or representatives as of the date first above written.



SIGNED by
.....................................................
for and on behalf of ROLLS-ROYCE POWER VENTURES LIMITED





SIGNED by
.....................................................
for and on behalf of SOCIETE DES MINES DE MORILA





SIGNED by
.....................................................
for and on behalf of RANDGOLD RESOURCES LIMITED

                                   APPENDIX 1

                       STATEMENT OF CASH CASCADE - STAGE I

1. The gold is to be purchased ex Mine by NM Rothschilds and payment shall be made within 2 Business Days of delivery into the Offshore Bank Account.

2. Payments may only be made out of the account in accordance with the mandate requiring any authorisation to be signed by authorised persons who are employed by MORILA. Any change in signatory can only be with the consent of the existing signatories.

3. MORILA is only entitled under its current arrangements with the Mali Government and in accordance with Mali law to hold two bank accounts, one onshore Mali and the other offshore. The onshore account will receive funds from the Offshore Bank Account which will be used to discharge local liabilities of MORILA. MORILA hereby warrants that any change to its current arrangements with the Mali Government shall accord with the provisions of the Loan Agreement in relation to the structure, operation and maintenance of the Operating Account and Debt Service Account (as defined in the Loan Agreement).

4. In addition to payments to the onshore account, the Offshore Bank Account shall be utilised only in accordance with the terms of the Loan Agreement.

5.         Payments to MORILA shall be to the Offshore Bank Account.

                                   APPENDIX 2
                      STATEMENT OF CASH CASCADE - STAGE II

1. Following notification by MORILA to Mopps of the occurrence of the date of repayment in full of all Obligations (as defined in the Loan Agreement) pursuant to the Loan Agreement and each other loan document, in the event that the Offshore Bank Account shall not, or shall cease to, be held in accordance with the Statement of Cash Cascade - Stage I, then RRL shall cause a substitute bank account to be opened at a bank of international repute outside the Republic of Mali. The provisions of this Tri-Partite Agreement shall apply to such substitute account as if it were the Offshore Bank Account and the account shall be operated and maintained in accordance with this Appendix 2.

2. Payments may only be made out of the Offshore Bank Account in accordance with the mandate requiring any authorisation to be signed by authorised persons who are employed by Randgold Resources Limited. Any change in signatory can only be with the consent of the existing signatories.

3. MORILA is only entitled under its arrangements with the Mali Government and in accordance with Mali law to hold two bank accounts, one onshore Mali and the other offshore. The onshore account will receive funds from the Offshore Bank Account which will be used to discharge local liabilities of MORILA.

4. In addition to payments to the onshore account, the Offshore Bank Account shall be utilised to:

4.1        discharge trade creditors;

4.2 discharge, unless discharged out of other funds of Randgold Resources Limited, the debt service to MORILA's Lenders

4.3 pay management and other fees properly payable to Randgold Resources Limited; and

4.4        discharge inter-company debts.

5. Payments to Randgold Resources Limited are made either to its rand bank account in South Africa or to a bank account held in Jersey, Channel Islands, with National Westminster Bank plc.

                                    EXHIBIT 3

                                PARTS 1, 2 AND 3

                  PLANT, BALANCE OF PLANT AND EXISTING FACILITY

Parts 1, 2 and 3 appear as the final three columns in the tables below.

Those items marked with "*" are to be Sourced by Mopps in accordance with
Section 5.3.

SECTION       DESCRIPTION                              QTY    PLANT SUPPLY     BALANCE OF        EXISTING
                                                               BY MOPPS -     PLANT SUPPLY       FACILITY-
                                                                 PART 1         BY MORILA         PART 3
                                                                                 PART 2
A.            POWER GENERATION

A1            GENERATING SET

A1.1          Engine (With Base Plate)

              Diesel Engine: Allen 5012; 750            5           5

              RPM; 6,300 kWb (ISO)

A1.2          Generator (With Base Plate)

              Generator: 11,000 Volt; 50Hz              5           5

A1.3          Coupling, Flywheel

              Flexible coupling                         5           5

              Flywheel cover                            5           5

A1.4          Fixing Rails And Anchor Bolts

              Anchor bolts (set) for engine and         5           5
              generator

              Epoxy grouting                            5           5

A1.5          Flexible Connections

              Flexible connections (set)                5           5

A1.6          Platforms


                                      -83-

SECTION       DESCRIPTION                              QTY    PLANT SUPPLY     BALANCE OF        EXISTING
                                                               BY MOPPS -     PLANT SUPPLY       FACILITY-
                                                                 PART 1         BY MORILA         PART 3
                                                                                 PART 2
              Engine maintenance platform               5           5
              prefabricated

A2            AUXILIARY SYSTEMS

A2.1          Fuel Oil System

A2.1.1        Gas oil (GO) Fuel System (for black
              start sets and back-up)

              Piping, pumps and valves GO fuel          1                           1
              system (lot) (from GO
              storage/treatment tank to common
              treatment module)

              GO storage/treatment tank                 1                           1

              Treated GO service tank                   1                           1

              GO pump and filters                       1                           1


A2.1.2        Distillate Diesel Oil (DDO) Fuel
              System - New

              DDO fuel unloading meter                  1                           1

              DDO fuel unloading pump unit              1                           1

              DDO fuel storage tanks (2,000,000         1                           1
              litres) - supplied as rolled plate
              and fabricated on site

              DDO fuel transfer pump unit               2                           2

              Piping, pumps and valves DDO fuel         1                           1
              system (lot) (from DDO storage tank
              to DDO treatment module)

              DDO Treatment Tank                        1                           1

              Fuel Oil Centrifuge (set)                 1                           1

              Treated DDO service tank                  1                           1

              DDO pump and filters                      1                           1



                                      -84-

SECTION       DESCRIPTION                              QTY    PLANT SUPPLY     BALANCE OF        EXISTING
                                                               BY MOPPS -     PLANT SUPPLY       FACILITY-
                                                                 PART 1         BY MORILA         PART 3
                                                                                 PART 2
              DDO Fuel Heaters - Tank                   1                           1

              DDO Fuel Heaters - Engine                 5           5

              Engine fuel oil module                    5           5

              Piping, pumps and valves for engine       5                           5
              fuel oil system

A2.2          Lubricating Oil System

A2.2.1        Engine Lubricating Oil System

              Lubricating Oil cooler module             5           5

              Lubricating Oil priming pump              5           5

              Lubricating Oil filter unit               5           5

              Lubricating Oil thermostatic three        5           5
              way valve

              Piping, pumps and valves for engineer     5                           5

              Lubricating Oil system (lot)

A2.2.2        Plant Lubricating Oil System

              Lube.  Oil storage tank                   1                           1

              Service tank                              1                           1

              Piping, pumps, valves ad filters -        1                           1
              plant lubricating oil system (lot)

A2.3          COMPRESSED AIR SYSTEM

              Starting air unit                         2           2

              Starting air bottle                       5           5

              Control air dryer and filter unit         1           1

              Piping and valves compressed air          1                           1
              system (lot)


                                      -85-

SECTION       DESCRIPTION                              QTY    PLANT SUPPLY     BALANCE OF        EXISTING
                                                               BY MOPPS -     PLANT SUPPLY      FACILITY-
                                                                 PART 1         BY MORILA         PART 3
                                                                                 PART 2
              Air receiver                              1                           1

A2.4          COOLING SYSTEM

A2.4.1        Jacket Water Cooling System

              Radiator cooler packages                  5           5

              Preheating unit                           5           5

              Thermostatic valve high temperature       5           5
              system

              Piping, pumps and valves engine           1                           1
              cooling system (lot)

              Header/Expansion tank                     1                           1

              First fill of chemicals                   1                           1

A2.4.2        SECONDARY COOLING WATER SYSTEM

              Radiator cooler packages                  5           5

              Preheating unit                           5           5

              Thermostatic valve high temperature       5           5
              system

              Piping, pumps and valves engine           1                           1

              cooling system (lot)

              Header/Expansion tank                     1                           1

              First fill of chemicals                   1                           1

A2.5          CHARGE AIR SYSTEM

              Charge air inertial filter stage          5           5

              Charge air intake filter                  5           5

              Charge air intake silencer                5           5

              Bellows for charge intake air system      5           5


                                      -86-

SECTION       DESCRIPTION                              QTY    PLANT SUPPLY     BALANCE OF        EXISTING
                                                               BY MOPPS -     PLANT SUPPLY      FACILITY-
                                                                 PART 1         BY MORILA         PART 3
                                                                                 PART 2
              Ducting charge intake air system             5                               5

A2.6          EXHAUST SYSTEM

              Exhaust gas silencer                         5              5

              Engine exhaust system bellows                5              5

              Ducting exhaust gas system                   5                               5

              Insulation exhaust gas ducting               5                               5
              (inside Power House)

              Bellows in exhaust system                    5                               5

              Exhaust gas vents                            5                               5

A2.7          STATION SUPPORT SYSTEM

A2.7.1        Fire Fighting System

              Fire fighting water tank                     1                               1

              Fire water pump                              2                               2

              Fire fighting hose reel                      2                               2

              Mobile foam unit                             2                               2

              Fire detection and alarm system              1                               1

              Piping and valves fire fighting              1                               1
              system (lot)

              CO(2) or dry powder extinguisher             7                               7

A2.7.2        Sludge And Waste Oil System

              Engine fuel oil drain tank                   1                               1

              Engine fuel oil drain piping, pumps          1                               1
              and valves

              Oil/water separator                          1                               1

              Drainage pumps                               2                               2



                                      -87-

SECTION       DESCRIPTION                              QTY    PLANT SUPPLY     BALANCE OF        EXISTING
                                                               BY MOPPS -     PLANT SUPPLY      FACILITY-
                                                                 PART 1         BY MORILA         PART 3
                                                                                 PART 2
              Sludge transfer pump unit                    1                               1

              Sludge tank                                  1                               1

              Piping and valves sludge and water           1                               1
              oil system (lot)

A2.7.3        Treated Water System

              Piping and valves potable water              1                               1
              system (lot)

              Water treatment plant for engine             1                               1
              cooling system

              Piping, pumps and valves for water           1                               1
              treatment system (lot)

A2.7.4        Auxiliary Diesel Generator Set

              Caterpillar Diesel generator sets, 2         2              2
              x 720kW (black-start and back-up)

A2.8          STEEL STRUCTURES

              Steel structures for charge air duct         1                               1
              support (lot)

              Steel structures for exhaust duct            1                               1
              support (lot)

              Steel structure to support tanks (lot)       1                               1

              Steel structure outside building (lot)       1                               1


                                      -88-

SECTION       DESCRIPTION                              QTY    PLANT SUPPLY     BALANCE OF      EXISTING
                                                               BY MOPPS -     PLANT SUPPLY    FACILITY-
                                                                 PART 1         BY MORILA      PART 3
                                                                                 PART 2
A3            ELECTRICAL SYSTEM

A3.1          MAIN SWITCH GEAR

              Generator incomer cubicles                   5              5

              Bus section cubicles                         1              1

              Outgoing feeder cubicles                     2              2

              Station transformer cubicles                 2              2

              Neutral earthing cubicle                     1              1

              Generator cubicle cables set                 5                               5

              Neutral earthing cables set                  1                               1

              Cable racking and supports (lot)             1                               1

A3.2          ENGINE SERVICES SYSTEM

              MCC (set)                                    5              5

              Low voltage cables (set)                     5                               5

              Local control panels                         5              5

              Local low voltage cables                     5              5

              Cable racking and supports (lot)             1                               1

A3.3          STATION SERVICES SYSTEM

              Station auxiliary transformer                2              2

              Low voltage switchboard                      1                               1

              Cable racking and supports (lot)             1                               1

              Low voltage MCC (set)                        1              1

A3.4          DC SYSTEM

              DC system for power plant control            1              1

              Cable (set)                                  1                               1

              Cable racking and supports (lot)             1                               1




                                      -89-

SECTION       DESCRIPTION                              QTY    PLANT SUPPLY     BALANCE OF        EXISTING
                                                               BY MOPPS -     PLANT SUPPLY      FACILITY-
                                                                 PART 1         BY MORILA        PART 3
                                                                                 PART 2
A3.5          EARTHINGS

              Safety earthing                              1                               1

              Neutral Earthing resistor                    1              1

              Neutral Earthing contactors                  5              5

              Neutral Cables (set)                         1                               1

              Cable racking and supports (lot)             1                               1

A4            INSTRUMENTATION, CONTROL AND
              MONITORING

A4.1          CONTROL SYSTEM

              PC Central Control System                    1              1

A4.2          INSTRUMENTATION

              Engine instruments and meters                5              5

              Generator instruments and sensors            5              5

              Fiscal meters for electricity, fuel          1              1
              (both GO & DDO (set))

              Engine water meters                          1                               1

A4.3          Cables And Accessories

              Engine control and instrumentation           5                               5
              cables

              Cables for meters (set)                      1                               1

A5            TOOLS

              Engine maintenance tools (set)               1              1

              Tools for turbo charger (set)                1              1

              Special tools for mechanical                 1              1
              equipment (set)

              Special tools for electrical                 1              1
              equipment (set)

              Facilities for analysing Fuel, water         1                               1
              and lube oil



                                      -90-

SECTION       DESCRIPTION                              QTY    PLANT SUPPLY     BALANCE OF        EXISTING
                                                               BY MOPPS -     PLANT SUPPLY      FACILITY-
                                                                 PART 1         BY MORILA         PART 3
                                                                                 PART 2
B             SITE FACILITIES

B1            BUILDINGS

              Power House including engine hall,
              auxiliaries area, control,
              medium voltage switchgear &
              low voltage switchgear room.                 1                               1

              Plumbing and sanitary installation in        1                               1

              power house

              Lighting                                     1                               1

              Lightning protection                         1                               1

              Furniture for office, document store,        1                               1

              workshop and store

              Shelves system (in store)                    1                               1

              Lockers/cabinets for tools etc               1                               1

              Overhead crane                               1                               1

              Air conditioning for office, toilets         1                               1
              and workshop

              Fuel treatment house (if required)           1                               1

              Office                                       1                               1

              Air conditioning for control, medium         1                               1

              voltage switchgear & low voltage
              switchgear room

              Fire fighting pump shelter                   1                               1

B2            FOUNDATION

              Foundation power house and generator         1                               1
              (sets)

              Foundation DDO Storage Tanks                 1                               1

              Foundation cooling radiators                 5                               5

              Foundation exhaust gas silencers             5                               5

              Foundation fire water tank (if               1                               1



                                      -91-



SECTION       DESCRIPTION                              QTY    PLANT SUPPLY     BALANCE OF        EXISTING
                                                               BY MOPPS -     PLANT SUPPLY      FACILITY-
                                                                 PART 1         BY MORILA         PART 3
                                                                                 PART 2

              necessary)

              Foundation fuel treatment house              1                               1

B3            SITE MISCELLANEOUS

B3.1
              Bund for DDO fuel storage (Storage           1                               1
              tanks)

              Bund for fuel treatment area                 1                               1

B3.2          Roads

              Road inside the power station fence          1                               1

              Parking area                                 1                               1

              Unloading pad for fuel trucks                1                               1

B3.3          Utilities

              Sewage system inside power station           1                               1
              fence

              Rain water drainage system inside            1                               1

              power station fence

              Telephone equipment for connection to                                        1
              mine system                                  1

B3.4          Security Systems

              Fence around Facility                        1                               1

              Fence around DDO storage tanks               1                               1

B4            MATERIALS

B4.1          Materials for Civil and Building             1                               1
              Works, e.g. formworks, reinforcement
              bar, fabric, cement, sand, aggregate,
              epoxy grout, bricks, septic tanks,
              furniture (lot).

B5.2          Materials for Mechanical Works, e.g.         1                               1
              welding rods, nuts, bolts, steel
              sections.



                                      -92-

SECTION       DESCRIPTION                              QTY    PLANT SUPPLY     BALANCE OF        EXISTING
                                                               BY MOPPS -     PLANT SUPPLY      FACILITY-
                                                                 PART 1         BY MORILA         PART 3
                                                                                 PART 2
B5.3          Materials for Electrical and C&I             1                               1
              Works, e.g. cable lugs, core numbers,
              LV and HV cable, insulation tape,
              cable ties.

                                     PART 4

                             TECHNICAL REQUIREMENTS

1-         INTRODUCTION

This Exhibit 3, Part 4 describes the Facility and the associated technical details as follows.


2-         DESCRIPTION OF THE FACILITY

2.1-       GENERAL

The Facility shall be located in the area designated by MORILA for the operation of the Facility, which shall operate under the following conditions:

           Altitude:                               300 metres above sea level
           Maximum ambient temperature             45(degree)C
           Minimum ambient temperature             10(degree)C
           Design ambient temperature              37(degree)C
           Minimum ground bearing capacity         150 kPa


All contracted and guaranteed levels of Availability, Fuel Efficiency Rate and electrical limits are quoted at the Site, which includes the average ambient temperature of 37(degree)C and a minimum power factor of 0.8.

Generally, the Facility shall be designed and built according to the industry standards, incorporating harmonised European Standards, British Standards and Codes of Practice relevant to the Works.

The Facility shall include the following:

Perimeter fence;

Road and access area within the Facility Site boundary;

Drainage;

Earthing grid;

Fire detection tank and hydrant system;

Main Facility building (including engine & auxiliaries)

Bulk Distillate Diesel Oil (DDO) storage facilities;

Lubricating oil storage facilities;

Radiators;

Annex to the main building including office, mess room, shower & toilet room, control and electrical room, workshop and dedicated storage area.

Any works inside the Facility boundary.

Engines (Allen 5012) together with associated 11kV;

Engine auxiliaries including: lube-oil treatment module, cooling module, fuel modules;

Starting air system;

Electrical MV system;

Electrical LV system;

DC and control system;

Intercom system;

Facilities for analysing Fuel, water and lube oil;

Mechanical and electrical building services lighting, small power, ventilation and AC, plumbing and sanitary facilities, fire alarm system;

High speed diesel generator set with a capacity of 1.4MW at the Site.


The Facility specifically excludes:

All roads outside the Facility Site boundary;

The provision of services: water, sewage;

The provision and maintenance of housing for the staff of Mopps and the Operator;

Any works outside the Facility site boundary;

A list of equipment supplied as part of the Facility is given in Parts 1, 2 and 3 of this Exhibit.

3-         INTERCONNECTION POINTS

3.1-       WATER

POTABLE WATER

MORILA shall supply potable water within the Facility. Such water shall be for domestic usage. The estimated daily usage by the Facility is 2m3/day and such supply shall be through a 50mm pipe at a minimum pressure of 7bar(g). The interface point shall be at the Facility boundary at a flange the size of which shall be specified by Mopps.

SAND-FILTERED WATER

MORILA shall supply sand-filtered raw river water within the Facility for the Cooling system filling and top up; turbocharger water washing; and firefighting. The estimated daily usage by the Facility is 2m3/day.

Such supply shall be through a 100mm pipe at a minimum pressure of 4bar(g) and the interface point shall be the inlet flange of the Facility water treatment tank.

FIRE SYSTEM WATER

The Facility fire hydrant systems shall be connected to the MORILA fire system at a flange and pressure specified by Mopps at the Facility boundary.


3.2-       SEWAGE AND DRAINAGE

The Facility sewage and drainage system shall be connected to the Mine's systems at the Facility boundary.

The Facility drainage system shall incorporate an interceptor trap to normal industrial standards.


3.3-       DDO FUEL

The point of supply of the DDO fuel shall be the inlet valve of the bulk fuel storage tanks. Metering of the DDO fuel for the purpose of Guaranteed Fuel Efficiency calculations shall occur at the outlet of the fuel treatment module.

3.4-       GO FUEL

 Morila - the point of supply of GO fuel shall be at the inlet valve of the GO fuel storage tank within the Facility boundary.


3.5-       LUBE-OIL

MORILA shall supply the lubrication oil necessary for the Facility at the inlet valve of the bulk lubrication oil storage tank. The Lube Oil Specification is included in Part 4 of Exhibit 8.


3.6-       ROADS

This point of interface of the Facility roads with the incoming roads to the Facility is at the Facility boundary.


3.7-       ELECTRICAL

The electrical interface shall be as follows:

Morila - 11kV Outgoing feeders:

The electrical interconnection points shall be at the 11kV terminals of the two outgoing 11kV feeders circuit breakers. The feeder panels, included in the Facility shall incorporate export meters (accuracy: + / 0.5%).

3.8 -      EARTHING

The 11kV system shall be earthed at one point only through one of two neutral earthing resistors. These shall be arranged such that at one time, only one running generator neutral shall be earthed. The only exception to this is if the 11kV system is split and in this case, two neutrals shall be earthed.

The earthing connection between the Mine and the Facility shall be supplied, installed and maintained by MORILA (including supply and installation of necessary cables, trays, supports, glands, lugs and termination kits). The interface with the Mine earth system shall be at the Facility border.

3.9 -      OIL WASTE AND SLUDGE

The interconnection point for the removal of oil waste and sludge from the Facility shall be the outlet flange of the sludge drain pump within the Facility boundary.

3.10 -     TELEPHONE.

MORILA shall install a complete phone system to the Facility that operates on the same system as MORILA with 2 lines for international dialling.


4-         ELECTRICAL LIMITS

ELECTRICAL REQUIREMENT

-          The Facility includes 5 medium speed diesel generators.

-          The installed capacity shall be 27.5 MW at Site conditions.

-          The Facility shall be designed to provide the Guaranteed Contracted
           Capacity.

- Each medium speed generating set shall be able to deliver 5.7MW, at the generator terminals, at a Site temperature of 37(degree)C.


FACILITY ELECTRICAL DESIGN:

- Generally, the electrical equipment incorporated in the facility shall comply with IEC standards / regulations.

-          Voltage: 11kV +/ 5% (steady state) at Facility bus-bar.

-          Frequency: 50hz.+/- 2.5% (steady state) at Facility bus-bar.

-          2 x 100% feeders rating 1250A each.

- Facility bus-bar design 2000A - Fault level 25kA (assuming a maximum 8kA fault level contribution from the Mine).

STARTING REQUIREMENTS:

- The Facility shall start any load having the starting profile enclosed in paragraph 5 of this Part of this Exhibit.

- The voltage dip at the Facility bus-bar during start up of the load described by the curves in paragraph 5 of this Part of this Exhibit shall be limited to 10% with a recovery time within an average of 3 seconds. (Based on starting a mill with an existing running load of up to 12MW utilising 4 engines on start up.)

- The frequency dip at the Facility bus-bar during start up of the load described by the curves in paragraph 5 of this Part of this Exhibit shall be limited to 5% below the nominal frequency (50hz.) with a recovery time of 1 second based on starting a mill with an existing running load of up to 12 MW. The power factor of the mill motors at start up shall be assumed to be 0.87.)


EFFECT OF SUDDEN LOAD SHED OF 12.5MW.

- The voltage variation at the Facility bus-bar terminals will be limited to 8% with a recovery time of 1 second.

- The frequency variation at the Facility bus-bar terminals shall be limited to 8% with a recovery time of 5 seconds.

5-         LOAD PROFILE

The Facility is designed to operate within the limits set in Paragraph 4 when starting loads as follows:

p



                                    EXHIBIT 4

                                     PART 1

                                SHIPMENT SCHEDULE


1.1 Mopps shall arrange for shipment of Plant in accordance with the following Shipment Schedule. For the purpose of this Part 1 of
           Exhibit 4, the Base Date shall be 14 days following satisfaction of the Suspensive Conditions.


           MORILA

           ------------------------------------------------ -----------------------------------------------
           ITEM OF PLANT                                    LATEST DATE OF SHIPMENT (WEEKS AFTER BASE
                                                            DATE)
           ------------------------------------------------ -----------------------------------------------
           Unit 1 and its associated auxiliaries                                  8
           ------------------------------------------------ -----------------------------------------------
           Unit 2 and its associated auxiliaries                                  9
           ------------------------------------------------ -----------------------------------------------
           Unit 3 and its associated auxiliaries                                  12
           ------------------------------------------------ -----------------------------------------------
           Unit 4, its associated auxiliaries and station                         18
           common systems
           ------------------------------------------------ -----------------------------------------------
           Unit 5 and its associated auxiliaries                                  34
           ------------------------------------------------ -----------------------------------------------

                                     PART 2

                              SPARE PARTS SCHEDULE


PART DESCRIPTION                                                    REQUIRED EVERY ... HOURS  EX-WORKS DELIVERY IN
                                                                                              WEEKS
FUEL OIL FILTER                                                              1000                       1
LUBE OIL FILTER                                                              1000                       1
INJECTOR OVERHAUL PACK                                                       6000                       4
CRANKCASE DOOR KIT                                                           6000                       4
N01 INTER SERVICE JOINTS (12 CYLINDER)                                       6000                       4
CRANKCASE VALVE JOINTS                                                       6000                       4
CYLINDER HEAD FITTING PACK                                                  12000                       4
PISTON RING PACK                                                            12000                       4
LARGE END BEARING                                                           12000                       4
T/C SPARES KIT                                                              12000                       6
INJ PUMP OVERHAUL PACK                                                      12000                      10
PISTON & LINER FITTING PACK                                                 12000                       6
L.O. PUMP OVERHAUL PACK                                                     12000                      10
WATER PUMP OVERHAUL PACK                                                    12000                      10
N02 INTER SERVICE JOINTS (12 CYLINDER)                                      12000                      10
EXHAUST VALVE                                                               24000                      10
INLET VALVE                                                                 24000                       6
VALVE GUIDE                                                                 24000                       6
EXH VALVE SEAT                                                              24000                       6
INL VALVE SEAT                                                              24000                       6
MAIN BEARING                                                                24000                      10
THRUST BEARING                                                              24000                      10
CONN ROD BOLT                                                               24000                       4
CONN ROD NUT                                                                24000                       4
CONN ROD STUD                                                               24000                       4
CONN ROD NUT                                                                24000                       4
VALVE SPRING                                                                24000                      10
VALVE COLLET                                                                24000                      10
TAPPET ASSEMBLY                                                             24000                      10
VALVE ROTATOR                                                               24000                      10
EXHAUST BELLOWS                                                             24000                       6
VEE CLAMP                                                                   24000                       6
AIR INLET BELLOWS                                                           24000                       6
MAJOR OVERHAUL JOINT KIT (12 CYLINDER)                                      24000                      10
SMALL END BUSH                                                              36000                       6
CAMSHAFT BUSH                                                               36000                       6
CAMSHAFT THRUST RING                                                        36000                       6
GEAR BUSH                                                                   36000                       6
VALVE LEVER BUSH                                                            36000                       6
PRESSURE RELIEF VALVE                                                       36000                       6
START AIR VALVE                                                             36000                       6
INTERM GEAR BUSH                                                            36000                       6
ROLLER                                                                      36000                       6



                                     -101-


PART DESCRIPTION                                                    REQUIRED EVERY ... HOURS  EX-WORKS DELIVERY IN
                                                                                              WEEKS
ROLLER PIN                                                                  36000                       4
FUEL PUMP ROLLER                                                            36000                       6
FIXED TAPPET                                                                36000                       6

                                     PART 3

                              SPARE PARTS INVENTORY

PART DESCRIPTION

QTY
6             CYLINDER HEAD C/W INL & EXH VALVE
3             VALVE LEVER BRACKET
3             VALVE LEVER ASSEMBLY
3             CROSSHEAD ASSEMBLY
3             VALVE LEVER SHAFT
3             CYLINDER HEAD RELIEF VALVE
4             INDICATOR VALVE
4             START AIR VALVE
6             CYLINDER HEAD FITTING
6             PISTON ASSEMBLY
6             PISTON RING PACK
6             PISTON PIN
6             CYLINDER LINER
6             PISTON & LINER FITTING PACK
6             CONNECTING ROD
6             LARGE END BEARING
6             MAIN BEARING
2             THRUST BEARING
12            FUEL INJECTORS
12            INJECTOR PIPE
6             INJECTION PUMP
12            INJECTION SEAL PACK
6             PUSH ROD
3             EXHAUST BELLOWS
3             V BAND CLAMP
3             GUIDE BRACKET ASSEMBLY
3             START AIR DISTRIBUTOR
12            MAIN BEARING STUD
12            MAIN BEARING NUT
24            CYLINDER HEAD STUD
24            CYLINDER HEAD NUT
2             TURBOCHARGER COMPLETE
2             LUBE OIL PUMP COMPLETE
2             WATER PUMP COMPLETE
12            DOOR SEAL KIT
1             DIGITAL GOVERNOR & EQUIPMENT

                                     PART 4

                                   ORDER FORM



Order on printed paper from Operator

Order form

Date:
Order number:



SUPPLIER INFORMATION

name:
address:
contact person:
telephone number:
facsimile number:


------------- --------------- ---------------------------- ------------ -------------- ---------- ------------
ITEM          PART NUMBER     DESCRIPTION                  QTY          REQUIRED BY    UNIT       TOTAL PRICE
                                                                        DATE           PRICE
------------- --------------- ---------------------------- ------------ -------------- ---------- ------------
------------- --------------- ---------------------------- ------------ -------------- ---------- ------------

------------- --------------- ---------------------------- ------------ -------------- ---------- ------------

------------- --------------- ---------------------------- ------------ -------------- ---------- ------------

------------- --------------- ---------------------------- ------------ -------------- ---------- ------------

------------- --------------- ---------------------------- ------------ -------------- ---------- ------------

------------- --------------- ---------------------------- ------------ -------------- ---------- ------------

------------- --------------- ---------------------------- ------------ -------------- ---------- ------------


Signature

..........................................

..........................................

Date

                                    EXHIBIT 5

                                   INSURANCES

In this Exhibit capitalised terms not defined in the Agreement shall bear the meaning understood within the London Insurance Market.

1.     INSURANCE TO BE OBTAINED AND MAINTAINED BY MORILA

1.1    Insurance of the Plant whilst in Transit ex works for replacement value;

       Policy Form:                MAR 91 or similar policy form

       Insured Parties:            1.  MORILA

                                   2.  Mopps

                                   3. Metallurgical Design & Management (Pty)
                                      Ltd

                                   4.  N. M. Rothschild & Sons Ltd

       Insured Property:           All goods and/or merchandise and/or interests
                                   appertaining to the Insured's business
                                   including all packing materials, receptacles, labels and the like when necessary for commercial purposes, and consisting principally of but not limited to:

                                   Building materials of all descriptions
                                   including cement, steel reinforcing,
                                   machinery and spares, mining equipment,
                                   chemicals (hazardous and non hazardous), electricity generators and ancillary equipment, plant crushing equipment, cooling systems, tools, batch plant, laboratory equipment, surveying instruments, heavy duty vehicles, tubing and piping, caterpillar trucks, electrical goods and cables.

       Conditions of Cover:        SHIPMENT UNDER DECK - Against all risks of
                                   loss or damage to the subject matter insured in terms of Institute Cargo Clauses (A).

                                   SHIPMENT ON DECK (OTHER THAN IN CONTAINER)

                                   LOADS/GOODS SHIPPED LOOSE/UNPROTECTED -
                                   Against loss or damage to the subject matter insured in terms of Institute Cargo Clauses
                                   (A) excluding rust, oxidisation,
                                   discolouration and water damage.

                                   CONTAINER LOAD SHIPMENTS - Against all risks of loss or damage to the subject matter insured in terms of Institute Cargo Clauses
                                   (A).

                                   AIRFREIGHT CONSIGNMENTS - Against all risks of loss or damage to the subject matter insured in terms of Institute Cargo Clauses
                                   (Air).

                                   POSTAL SENDINGS - Against all risks of loss or damage to the subject matter insured in terms of Institute Cargo Clause (A).

       Institute Clauses:          The following Institute Clauses apply:

                                   Institute Cargo Clauses (A) 1.1.1982 (Clause
                                   No. 252)

                                   Institute Cargo Clauses (B) 1.1.1982 (Clause
                                   No. 253)

                                   Institute Cargo Clauses (Air) 1.1.1982
                                   (Clause No. 259)

                                   Institute Classification Clause 13.04.1992
                                   (Clause No. 354)

                                   Institute Replacement Clause 01.01.1934
                                   (Clause No. 161)

                                   Institute Strikes Clauses (Cargo) 1.1.1982
                                   (Clause No. 256)

                                   Institute Strikes Clauses (Air Cargo)
                                   1.1.1982 (Clause No. 260)

                                   Institute War Clauses (Cargo) 1.1.1982
                                   (Clause No. 255)

                                   Institute War Clauses (Air Cargo) (excluding
                                   Sendings by Post) 1.1.1982 (Clause No. 258)

                                   Institute War Clauses (Sendings by Post)
                                   1.1.1982 (Clause No. 257)

                                   Institute War Cancellation Clause (Cargo)
                                   01.12.1982 (Clause No. 271)

                                   Institute Location Clause 26.03.1980 (Clause
                                   No. 66)

                                   Institute Malicious Damage Clause 01.08.1982
                                   (Clause No. 266)

                                   Institute Theft, Pilferage and Non-delivery
                                   Clause 01.12.1982 (Clause No. 272)

                                   Institute Radioactive Contamination Exclusion Clause 1.10.1990 (Clause No. 356)

                                   The "Standard" S.A.I.A. Exceptions

                                   Important Clause

                                   First Loss Clause

       Limit of Indemnity:         Maximum per Conveyance and/or Vessel and/or
                                   Aircraft:

                                   Rand 20,000,000 (or the maximum individual declared shipment value).

                                   Maximum per Location:

                                   Rand 40,000,000

       Valuation Basis:            Delivery Cost plus 10%.

                                   In the event of total loss prior to landing, the basis of valuation shall be:

                                   The prime cost of the goods plus expenses of and incidental to shipping the freight for which the Insured is liable and the charges of insurance

                                   Also to pay duty and/or VAT and/or landing and similar charges, if incurred in anticipation of arrival.

                                   The Insured agrees to take all reasonable steps to obtain a refund of such charges and return the net amount to underwriters.

       Voyages: From the time that the Insured Property is first moved for commencement of transit within contractors' or suppliers' or sub-contractors' premises anywhere in the world, including temporary storage in the ordinary course of transit, to delivery to final contract site situated at Morila mine, Mali and/or vice versa.

                                   Including all loading and unloading risks.

       Policy Period:              Continuous open cover, until cancelled, to
                                   accept all shipments and/or sendings for the full amount as declared on or after 30th
                                   June 1999.

           Conveyances:            Conveyances and vessel and/or vessels of any
                                   type and/or air and/or post and/or rail
                                   and/or road conveyances.

                                   Subject to the Institute Classification
                                   Clause or held covered.

                                   The terms of the Classification Clause shall not prejudice any claims hereunder when presentation of claims to Underwriters is the first indication that transhipment was effected on a vessel not covered by the Institute Classification Clause; the appropriate additional premium will be paid if required.

       Deductibles:                Rand 10,000 will apply each and every loss.

       Exclusions:                 Per Institute Cargo Clauses (A), Institute
                                   Cargo Clauses (B), Institute Strikes Clauses
                                   (Cargo) and Institute War Clauses (Cargo)

                                    Electrical and Mechanical Derangement unless caused by an insured peril

       Extensions:                  The policy wording to include but not be
                                    limited to:

                                    -       Brand Names/Trade Marks

                                    -       Returned Goods Clause

                                    -       General Average and Salvage Charges
                                            Payable in Full

                                    -       Insolvency Exclusion Clause (JC 93)

                                    -       Deck Cargo shipped on Under Deck
                                            Bill of Lading

                                    -       Contribution Clause

                                    -       Debris Removal Costs Clause

                                    -       Duty of Insured Clause

                                    -       Letter of Credit Clause

                                    -       Concealed Damage (30 days)

                                    -       Cover after Discharge (120 days -
                                            sea, 60 days - Air)

                                    -       Hijacking Clause

                                    -       Labels Clause

                                    -       Repairers Clause

                                    -       Replacement Clause

                                    -       Apportionment of Recoveries

                                    -       Destruction of Salvage

                                    -       Shippers Protection Clause

                                    -       First Loss Clause

                                    -       CIF Shipments Clause (Imports)

1.2    Construction All Risks insurance during the Construction Phase;

       Insured Parties:            1.  MORILA

                                   2.  Mopps

                                   3.  The Operator

                                   4.  Metallurgical Design & Management (Pty)
                                       Ltd

                                   5.  N. M. Rothschild & Sons Ltd

                                   6. All other contractors and sub-contractors of any tier.

       Project: The erection of a new mine in Mali West Africa including the construction, erection, testing, commissioning and maintenance of a
                                   27.5 MW diesel engine power station situated at Morila.

       Insured Property:           All property and interests of every
                                   description intended for the Project
                                   including permanent and temporary works and materials, plant and equipment for incorporation therein.

       Indemnity:                  During Transit, Construction, Erection,
                                   Testing and Commissioning

                                   "All Risks" of loss, destruction or damage to the Insured Property arising from any cause (not otherwise excluded) whilst on or about the Site of the Project and elsewhere in Mali including whilst in transit (other than by sea or air) or during any trans-shipment, storage or deviations en route and including loading and unloading.

                                   During Defects Liability or Maintenance
                                   Period.

                                   Loss, destruction or damage to the Insured
                                   Property occurring whilst the Contractor is carrying out his responsibilities during the Defects Liability Period specified in the Contract.

       Period: From date 01 September 1999 to 31 August 2000 annually renewable for construction/erection, on site testing and commissioning (plus 12 months defects liability after completion).

       Limit of Indemnity:         US$22,000,000 being the full contract sum for
                                   the Power Plant only (including an allowance for variations and any free supplied items).

       Deductibles:                The first US$50,000 of each and every
                                   occurrence

                                   Deductibles to be paid by the party
                                   contractually responsible for the occurrence.

       Extensions:                 The policy wording to include:

                                   Automatic Reinstatement of Sum Insured Clause without additional premium for losses up to US$150,000

                                   Cost Escalation Clause - 20%

                                   Professional Fees and Debris Removal Clauses

                                   Local Authorities Clause

                                   Free Issue Material Clause

                                   Expediting Expenses Clause

                                   50:50 Marine Loss Sharing Clause

                                   Loss Prevention Expenses Clause

                                   Plans, Specifications and Computer Records
                                   Clause

                                   Financial Interest of Other Parties Clause

                                   Testing and Commissioning Clause - 3 months
                                   (90 days)

                                   Seventy Two Hour Clause.

       Exclusions:                 The policy wording may exclude, but not be
                                   limited to:

                                   Design, plan, specification, materials,
                                   workmanship clause (however resultant
                                   damage to be included)

                                   Wear, tear, gradual deterioration, etc.

                                   Unexplained Shortages

                                   Loss of Cash, etc.

                                   Liquidated Damages, Penalties or any
                                   Consequential Loss not specifically included

                                   War risks etc.

                                   Radioactive Contamination, etc.

                                   Transit by sea or air

                                   Constructional plant, equipment, tools,
                                   tackle, site huts and contents

1.3    Third Party Liability insurance during the Construction Phase;

       Insured Parties:            1.  MORILA

                                   2.  Mopps

                                   3.  The Operator

                                   4.  Metallurgical Design & Management (Pty)
                                       Ltd

                                   5.  N. M. Rothschild & Sons Ltd

                                   6. All other contractors and sub-contractors of any tier

       Project: The erection of a new mine in Mali West Africa including the construction, erection, testing, commissioning and maintenance of a 27.5 MW diesel engine power station situated at Morila.

       Indemnity:                  The legal liability of the Insured to pay
                                   damages, costs and expenses as a result of:-

                                   -   death of or bodily injury to or illness
                                       or disease contracted by any person

                                   -   loss of or damage to property

                                   - interference to property or the enjoyment of use thereof by obstruction, trespass, loss of amenities, nuisance or any like cause, arising out of and in connection with the project.

       Limit of Indemnity:         US$5,000,000 any one occurrence or series
                                   of occurrences arising from one event but in the aggregate in respect of sudden, unintended and unexpected pollution in respect of the Power Plant only and US$2,500,000 for the balance of the Project.

       Territorial Limits:         Worldwide

       Deductibles:                The first US$5,000 of each and every
                                   occurrence in respect of third party
                                   property damage only.

       Period: From date 01 September 1999 to 31 August 2000 annually renewable for construction/erection, on site testing and commissioning (plus 12 months defects liability after completion).

       Extensions:                 The policy wording to include but not be
                                   limited to:

                                   -   Costs Clause

                                   -   Cross Liability Clause.

       Exclusions:                 The policy wording may exclude, but not be
                                   limited to:

                                   -   the Insured Parties' own employees

                                   -   use of mechanically propelled vehicles
                                       licensed for road use, aircraft and
                                       watercraft

                                   -   loss, destruction or damage to property
                                       which was inevitable

                                   - pollution or contamination unless caused by a sudden, unintended and unexpected incident (aggregate limit of indemnity).

1.4    Third Party Liability Policy during the Operational Phase;

       Insured Party:              MORILA

       Insurance Cover:            All sums which the Insured shall become
                                   legally liable to pay as damages or
                                   compensation consequent upon Personal Injury or Property Damage and other contingencies arising out of an Occurrence during the Period of Insurance in connection with the Business by reason of liability imposed upon the Insured by law or assumed by the Insured under any written contract or agreement.


       The Business:               The Company undertakes exploration worldwide
                                   and manages the Syama and Morila Gold Mines in Mali West Africa which includes electricity generation through ownership and/or operation and/or maintenance of the power station at Morila mine, Mali and all ancillary and associated activities of The
                                   Insured.

       Period of Insurance:        (a)    from 1 September 1999 to 31 August
                                          2000 (both days inclusive)

                                   (b)    any subsequent period for which the
                                          Insurer may accept payment for the
                                          renewal of this Policy.

       Territorial Limits:         Worldwide.

       Limits of Liability:

       Public Liability:           UK(pound)50,000,000 any one occurrence in
                                   respect of claims made during the Period of Insurance

       Pollution Liability:        UK(pound)50,000,000 any one occurrence and
                                   UK(pound)50,000,000 in the aggregate in
                                   respect of claims made during the Period of Insurance

       Excess Provision:           Rand 75,000 in respect of each and every
                                   incident of property damage.

       Main Exclusions:

       EMPLOYEES: Personal injury to employees, for this purpose including all persons self-employed, hired, loaned, acquiring work experience and all labour supplied by and/or hired from and/or through others.

       VEHICLES: Injury or third party property damage arising from the ownership possession or use of aircraft, waterborne craft and mechanical vehicles. This exclusion does not apply to mechanical vehicles being used as a tool of trade.

       POLLUTION: Other than caused by the sudden identifiable unintended and unexpected incident which takes place in its entirety at a specific time and place during the Period of Insurance anywhere in the world other than North America or where such claim is brought anywhere in the world other than in a Court of Law in North America.

       DEFECTIVE DESIGN: Claims arising out of advice, design or specification given for a separate and specific fee

       CARE CUSTODY OR CONTROL: Damage to property belonging to the Insured or in the care custody or control of the Insured other than

       (a) Employees', directors' and/or visitors' property (including vehicles and contents)

       (b) Premises (including their contents), plant, equipment and all other property not owned by or leased or rented to the Insured at or on which the Insured is undertaking work in connection with the Business.

       (c) Premises leased or rented to the Insured (including landlords fixtures and fittings) except where legal liability has been assumed under a tenancy or other agreement and would not have attached in the absence of such agreement.

       PRODUCTS SUPPLIED: legal liability for the cost of repairing damage to and/or costs of recall, removal, repair, alteration, replacement or reinstatement of any products supplied and/or contract works executed by The Insured, caused or necessitated by any defect therein or unsuitability thereof for its intended purpose.

       General war, radioactivity, sonic boom and penalty and delay standard exclusions

       Main Extensions:

       1.     Director's Indemnity

       2.     Project Facilities Indemnity

       3.     Legal fees and expenses

       4.     Cross Liabilities Clause

       5.     Data Protection Act

       6.     Defective Premises Act.

       Subject to Policy Terms, Conditions and Exceptions.

1.5    Material Damage Insurance (All Risks) during the Operational Phase;

       Insured:                    1.  MORILA

                                   2.  Mopps

                                   3.  N. M. Rothschild & Sons Ltd

       Cover:                      Section I

                                   Damage to power station property from any cause not excluded by policy terms, exceptions, definitions and conditions

                                   Section II

                                   Business interruption arising from Damage insured under Section I Damage to the Insured Property from any unexcluded cause during the Insurance Period arising out of or in the course of or in connection with the execution of The Business.

       Business:                   Mining and gold extraction activities
                                   including electricity generation through ownership and/or operation and/or maintenance of the power station at Morila mine and all ancillary and associated activities of The
                                   Insured.

       Premises:                   Morila mine, Mali

       Period: From 1 September 1999 to 31 August 2000 (both days inclusive) and any subsequent period for which the Insurer may accept payment for the renewal of this Policy.

       Sum Insured                 Section I    US$22,000,000 (Power Plant Only)

                                   Section II   US$4,000,000  (Power Plant Only)

       Indemnity Period:           Six (6) months beginning after the time
                                   exclusion during which the results of
                                   the Business shall be adversely affected in consequence of the Damage.

       Excess:                     US$500,000 per event - combined both Sections

       Exclusions:                 All Sections

       DEFECTS: latent defects, defective materials or workmanship or of the Insured's own faulty design, plan or specification, other than resulting in insured damage.

       WEAR AND TEAR: wear and tear, wasting, wearing out or away or other gradual deterioration, rust, oxidation, wet or dry rot, shrinkage, evaporation, loss of weight, dampness, dryness, marring, scratching, vermin or insect damage other than resulting in insured damage.

       CONSEQUENTIAL LOSS: liquidated damages, penalties for delay or detention or in connection with guarantees of performance or efficiency or any other consequential loss unless specifically provided for by this Policy.

       VEHICLES: damage to any mechanically propelled vehicle licensed for road use, other than mechanical plant in transit or on or about the situation or other working or storage area.

       POLLUTION: other than arising from sudden, unexpected and unforeseen cause.

       Standard war, radioactivity, terrorism, sonic boom, money and securities, wear and tear, penalty and delay, vessels/aircraft, inventory and date recognition exclusions.

       Extensions:         Section I


                           1.       Property abroad

                           2.       Money - limit US$50,000

                           3.       Computer equipment maintenance warranty

                           4.       Professional Fees and Debris Removal

                           5.       Expediting Costs

                           6.       50:50 Marine Loss Sharing

                           7.       Documents and Computer Records - limit
                                    US$250,000

                           8.       Local Authorities

                           9.       Financial Interest of other Parties

                           10.      Reinstatement

                           11.      Temporary Repairs

                           12. Electrical/mechanical breakdown in so far as it is insurable and available at commercially reasonable terms


                           Section II

                           1.       Alternative Premises

                           2.       Property away from the Premises

                           3.       Prevention of Access

                           4.       Utility Suppliers Extension

                           5. Suppliers and Customers Extension (Limit - as per Section II Sum Insured)

                           All Sections

                           1.       Several Liabilities

                           2.       Financial Interest of other Parties

                           3.       Contractual Liability

                                    EXHIBIT 6

                                     PART 1

                                    REUSABLE


For the purpose of this Agreement, unless otherwise provided herein, the following plant and equipment shall be deemed to be "Reusable". This list is non-exhaustive and is subject to variation at the entire discretion of Mopps:

----------------------------------------------------- -------------------------
ENGINE
----------------------------------------------------- -------------------------
5012 Engine                                                        5
----------------------------------------------------- -------------------------
Turbo-chargers                                                  5 pairs
----------------------------------------------------- -------------------------
ANCILLARIES
----------------------------------------------------- -------------------------
Engine Flexibles                                                5 sets
----------------------------------------------------- -------------------------
Exhaust transition pieces                                          5
----------------------------------------------------- -------------------------
Air intake transition pieces                                       5
----------------------------------------------------- -------------------------
Fuel treatment module                                              1
----------------------------------------------------- -------------------------
Oil treatment trolley                                              1
----------------------------------------------------- -------------------------
Support steel (lot)                                                1
----------------------------------------------------- -------------------------
Platforms and ladders                                              5
----------------------------------------------------- -------------------------
ENGINE SYSTEMS
----------------------------------------------------- -------------------------
Oil mist detector                                                  5
----------------------------------------------------- -------------------------
AC Generator                                                       5
----------------------------------------------------- -------------------------
COMPRESSED AIR SYSTEM
----------------------------------------------------- -------------------------
Motor driven compressor                                            2
----------------------------------------------------- -------------------------
Starting Air Receiver                                              5
----------------------------------------------------- -------------------------
Strainer assemblies                                                5
----------------------------------------------------- -------------------------
Filter/drier assembly                                              2
----------------------------------------------------- -------------------------
LUBE OIL SYSTEM
----------------------------------------------------- -------------------------
Lube oil filter cooler module                                      5
----------------------------------------------------- -------------------------
Fill valve assembly                                                5
----------------------------------------------------- -------------------------
Lube oil flowmeter                                                 5
----------------------------------------------------- -------------------------

----------------------------------------------------- -------------------------
DISTILLATE FUEL OIL SYSTEM
----------------------------------------------------- -------------------------
Diesel transfer pump                                               2
----------------------------------------------------- -------------------------
Flowmeter assembly                                                 2
----------------------------------------------------- -------------------------
Distillate fuel module                                             5
----------------------------------------------------- -------------------------
Hydraulic system sub module                                        5
----------------------------------------------------- -------------------------
EXHAUST SYSTEM
----------------------------------------------------- -------------------------
Exhaust Silencer                                                   5
----------------------------------------------------- -------------------------
Exhaust flexibles                                                 10
----------------------------------------------------- -------------------------
Exhaust flexibles                                                  5
----------------------------------------------------- -------------------------
CHARGE AIR SYSTEM
----------------------------------------------------- -------------------------
Charge air filter, site mounted                                    5
----------------------------------------------------- -------------------------
Charge air silencer                                                5
----------------------------------------------------- -------------------------
Charge air flexibles                                              10
----------------------------------------------------- -------------------------
COOLING SYSTEM
----------------------------------------------------- -------------------------
Jacket water thermostat                                            5
----------------------------------------------------- -------------------------
Secondary cooling water thermostat                                 5
----------------------------------------------------- -------------------------
Jacket water heating module                                        5
----------------------------------------------------- -------------------------
Air blast cooler                                                   5
----------------------------------------------------- -------------------------
TOOLS AND SPARES
----------------------------------------------------- -------------------------
Special engine tools                                               1
----------------------------------------------------- -------------------------
ELECTRICAL
----------------------------------------------------- -------------------------
Medium voltage switchboard                                         1
----------------------------------------------------- -------------------------
Generator neutral earthing contactor                               1
----------------------------------------------------- -------------------------
Generator neutral earthing resistor                                2
----------------------------------------------------- -------------------------
MV/LV Auxillary Transformer                                        2
----------------------------------------------------- -------------------------
LV Engine Auxillary MCC                                            5
----------------------------------------------------- -------------------------
Station MCC                                                        1
----------------------------------------------------- -------------------------
CONTROL SYSTEMS
----------------------------------------------------- -------------------------
Control Panels                                                   1 Set
----------------------------------------------------- -------------------------

                                     PART 2

                                     SALVAGE

For the purpose of this Agreement, unless otherwise provided herein that part of the Facility which is not classified as Reusable in accordance with Part 1 of this Exhibit 6 shall be Salvage. This is subject to variation at the entire discretion of Mopps.

                                    EXHIBIT 7

                                     PART 1

                            FACILITY DESIGN PROGRAMME

For the purposes of this Exhibit 7, the Base Date shall be 14 days following satisfaction of the Suspensive Conditions.


----------------- -------------------------------------------- ---------------------------------------------
ITEM              DESIGN DESCRIPTION                           DESIGN SUBMISSION DATE (WEEKS AFTER BASE
                                                               DATE)
----------------- -------------------------------------------- ---------------------------------------------
1.                Basic Design                                                      2
----------------- -------------------------------------------- ---------------------------------------------
2.                Bulk earthworks design                                            2
----------------- -------------------------------------------- ---------------------------------------------
3.                Roads, drainage & fencing design                                  2
----------------- -------------------------------------------- ---------------------------------------------
4.                Building GA                                                       2
----------------- -------------------------------------------- ---------------------------------------------
5.                Architectural                                                     3
----------------- -------------------------------------------- ---------------------------------------------
6.                Main steelwork                                                    2
----------------- -------------------------------------------- ---------------------------------------------
7.                Engine foundations design                                         2
----------------- -------------------------------------------- ---------------------------------------------
8.                Building and ancillary foundation                                 4
----------------- -------------------------------------------- ---------------------------------------------
9.                Electrical procurement and installation                           3
                  package
----------------- -------------------------------------------- ---------------------------------------------
10.               Ventilation procurement and installation                          3
                  package
----------------- -------------------------------------------- ---------------------------------------------
11.               Fire hydrant system procurement and                               4
                  installation package
----------------- -------------------------------------------- ---------------------------------------------
12.               Fire alarm system procurement and                                 3
                  installation package
----------------- -------------------------------------------- ---------------------------------------------
13.               Plumbing procurement and installation                             3
                  package
----------------- -------------------------------------------- ---------------------------------------------
14.               Piping procurement and installation package                       4
----------------- -------------------------------------------- ---------------------------------------------

                                     -123-

----------------- -------------------------------------------- ---------------------------------------------
15.               In-station tanks procurement and                                  4
                  installation package
----------------- -------------------------------------------- ---------------------------------------------
16.               Bulk tanks procurement and installation                           4
                  package
----------------- -------------------------------------------- ---------------------------------------------
17.               Ducting procurement and installation                              5
                  package
----------------- -------------------------------------------- ---------------------------------------------
18.               Cables procurement and installation package                       5
----------------- -------------------------------------------- ---------------------------------------------
19.               Earthing procurement and installation                             5
                  package
----------------- -------------------------------------------- ---------------------------------------------

                                    EXHIBIT 8

                                     PART 1

                         GUARANTEED CONTRACTED CAPACITY


The Guaranteed Contracted Capacity under this Agreement shall increase during the Construction Phase such that MORILA and Mopps can commission their respective plant up to full capacity. Mopps shall use all reasonable endeavours to ensure that available generation capacity for the station demand will be increased during the Construction Phase up to the limits below:

For the purposes of this Part 1 of Exhibit 8, the Base Date shall be 14 days following satisfaction of the Suspensive Conditions.


-------------------------------- ----------------------------- ----------------------- -----------------------
RELEVANT TARGET COMMERCIAL       INSTALLED CAPACITY FOR          GUARANTEED AT 100%      GUARANTEED AT 95%
OPERATIONS DATE (WEEKS AFTER     COMMISSIONING (MW)              AVAILABILITY (MW)       AVAILABILITY (MW)
BASE DATE)
-------------------------------- ----------------------------- ----------------------- -----------------------
22                               5.5                                     0                       0
-------------------------------- ----------------------------- ----------------------- -----------------------
26                               16.5                                    0                       5
-------------------------------- ----------------------------- ----------------------- -----------------------
30                               22                                      0                       10
-------------------------------- ----------------------------- ----------------------- -----------------------
34                               22                                      0                       11
-------------------------------- ----------------------------- ----------------------- -----------------------
39                               22                                      0                       15
-------------------------------- ----------------------------- ----------------------- -----------------------
45                               27.5                                   16.5                     22
-------------------------------- ----------------------------- ----------------------- -----------------------


                                     PART 2

                              FUEL EFFICIENCY RATE

1.         FUEL EFFICIENCY RATE

1.1        GUARANTEED FUEL EFFICIENCY RATE

The Guaranteed Fuel Efficiency Rate ("GFE") at Site shall be 210.3g/kWh delivered to MORILA for the first year following the last Relevant Commercial Operations Date.

The conditions for the above guaranteed Efficiency rate are:

i)         Average Site ambient conditions in accordance with Part 4 of
           Exhibit 3.

ii)        Distillate Diesel Oil in accordance with Part 2 of Exhibit 9.

iii)       Fuel Calorific Value 42,700 kJ/kg (LHV).

iv)        Fuel specific gravity 0.8825 kg/l.

v) MORILA's demand of between 16.5 and 22.0MW utilising only the medium speed generating sets.

vi) Test to be carried out after a running in period in accordance with BS 5514.

1.2        FUEL EFFICIENCY TESTING PROCEDURES

Within 10 days following each Quarter Day, MORILA shall ensure that the Operator carries out a Spot Fuel Efficiency Test in accordance with the following procedure:

(a)        MORILA and the Operator shall jointly undertake the Spot Fuel
           Efficiency Test.

(b) The Spot Fuel Efficiency Test shall be undertaken using DDO over a period of 24 hours and MORILA shall endeavour to provide conditions as close as possible to those stated in paragraph 1.1 above with respect to items i and v.

(c) MORILA shall obtain full analysis of the Fuel during the Spot Fuel Efficiency Test and this shall be agreed with Mopps.

(d) The Metering Equipment shall be read jointly by the Parties before and after the Spot Fuel Efficiency Test.

(e)        The Spot Fuel Efficiency shall be calculated as follows:

SFE        =         FC/PD x CFf x CFT

Where:

SFE        =         Spot Fuel Efficiency (g/kWh)

FC         =         Fuel Consumed in g = FM x SG x 1,000

Where:

FM         =         Fuel used measured in cubic metres during the test.

SG         =         The specific gravity of the Fuel (kg/m3)

PD         =         Power Delivered in kWh during the test.

CFT        =         the value of CFT calculated according to the following
                     table:

                     Ambient Temperature(oc)CFT
                     10-29                           1.007
                     30                              1.007
                     31                              1.006
                     32                              1.005
                     33                              1.004
                     34                              1.003
                     35                              1.002
                     36                              1.001
                     37                              1.000
                     38                              0.999
                     39                              0.998
                     40                              0.997
                     41                              0.996
                     42                              0.995

                     43                              0.994
                     44                              0.993
                     45                              0.992
                     46-50                           0.992

CFf        =      Correction factor for fuel calorific value.

Where:

CFf        =      ACV/42,700

Where:

ACV        =      Actual Calorific Value of fuel measured LHV kJ/kg

(f) If MORILA is not able to provide the conditions under paragraph 1.1 or if prevailing conditions differ significantly then MORILA and Mopps shall agree any such other factors as may be necessary.

(g) In comparing the Spot Fuel Efficiency with the Guaranteed Fuel Efficiency a measurement tolerance of +/-5% shall be used.

(h)        Part 4 of Exhibit 10 shall be applied.

1.3        GUARANTEED FUEL EFFICIENCY RATE REVISION

On the first Quarter Day following the end of the first year following the last Relevant Commercial Operations Date, and every fourth Quarter Day thereafter, the results of the Spot Fuel Efficiency Test carried out pursuant to paragraph
1.2 shall be used to modify the value of GFE as follows:

If GFEn < 0.95 x SFE,

GFEn+1     =         0.95 x SFE

If GFEn > 1.05 x SFE,

GFEn+1     =         1.05 x SFE

In all other cases,

GFEn+1     =         GFEn

Where:

GFEn       =         The value of GFE for the year preceding the date of the
                     Quarter Day just prior to the date of the Spot Fuel
                     Efficiency Test

GFEn+1     =         The value of GFE for the year following the date of the
                     Quarter Day just prior to the date of the Spot Fuel
                     Efficiency Test

                                     PART 3

                            LUBE OIL CONSUMPTION RATE


1.         LUBE OIL CONSUMPTION RATE

1.1        GUARANTEED LUBE OIL CONSUMPTION RATE

The Guaranteed Lube Oil Consumption Rate ("GLC") at Site shall be 0.66g/kWh delivered to MORILA for the first year following the last Relevant Commercial Operations Date.

The conditions for the above guaranteed consumption rate are:

i)     Average Site ambient conditions in accordance with Part 4 of Exhibit 3.

ii)    Lube Oil in accordance with Part 4 of Exhibit 9.

iii)   Lube Oil specific gravity 0.90 Kg/l.

iv) MORILA's demand of between 16.5 and 22.0MW utilising only the medium speed generating sets.

v) Test to be carried out after a running in period in accordance with BS 5514

1.2    LUBE OIL CONSUMPTION TESTING PROCEDURES

Within 10 days following the first Quarter Day following the end of the first year following the last Relevant Commercial Operations Date, and every fourth Quarter Day thereafter, MORILA shall ensure that the Operator carries out a Spot Lube Oil Consumption Test in accordance with the following procedure:

(a)    MORILA and the Operator shall jointly undertake a Lube Oil Consumption
       Test.

(b) The Test shall be undertaken over a period of 7 days and MORILA shall endeavour to provide conditions as close as possible to those stated in paragraph 1.1 above with respect to items i and iv.

(c)    MORILA shall obtain full analysis of the lube oil during the Part 3.

(d) The Electrical Metering Equipment shall be read jointly by the Parties before and after the Spot Lube Oil Consumption Test.

(e)    The Lube Oil Consumption shall be calculated as follows:

SLC    =      LC/PD

Where:

SLC    =      Spot Lube Oil Consumption (g/kWh)

LC     =      Lube Oil Consumed in g = LM x SG x 1,000

Where:

LM     =      Lube Oil used measured in cubic metres during the test

SG     =      The specific gravity of the Lube Oil kg/m3

PD     =      Power Delivered in kW during the test.

(f) If MORILA is not able to provide the conditions under paragraph 1.1 or if prevailing conditions differ significantly then MORILA and Mopps shall agree any such other factors as may be necessary.

(g) In comparing the Spot Lube Oil Consumption with the Guaranteed Lube Oil Consumption a measurement tolerance of +/- 10% shall be used.

(h)    Part 4 of Exhibit 10 shall be applied.

1.3    GUARANTEED LUBE OIL CONSUMPTION REVISION

On the first Quarter Day following the end of the first year following the last Relevant Commercial Operations Date, and every fourth Quarter Day thereafter, the results of the

Spot Lube Oil Consumption Test carried out pursuant to paragraph 1.2 shall be used to modify the value of GLC as follows:

If GLCn < 0.90 x SLC,

GLCn+1        =          0.90 x SLC

If GLCn > 1.10 x SLC,

GLCn+1        =          1.10 x SLC

In all other cases,

GLCn+1        =          GLCn

Where:

GLCn          =          The value of GLC for the year preceding the date of the
                         Quarter Day just prior to the date of the Spot Lube Oil
                         Efficiency Test

GLCn+1        =          The value of GLC for the year following the date of the
                         Quarter Day just prior to the date of the Spot Lube Oil
                         Efficiency Test

                                    EXHIBIT 9

                                     PART 1

                                COMPLETION TESTS


In order for each of the Units to be tested to prove its ability to contribute to providing the Guaranteed Contracted Capacity at 37(degree)C at Site, MORILA shall provide sufficient load from the Mine to use the power produced by the Units that have already undergone Completion Tests as well as the additional power produced by the Unit being tested. In the event that the load available is not enough, the Units shall be configured in such a way as to allow the Unit being tested to be tested as close as possible to an output of 5.5MW.

The Completion Test of each Unit shall consist of a reliability run to demonstrate the ability of the Unit to generate power for 48 hours, 24 hours of which shall be consecutive, provided the Mine load is suitable for such a consecutive period. The requirement of a unit to generate electricity for 24 hours consecutively will fall away as a condition precedent to pass the Completion Test should the Mine not be able to provide continuous load for that period.

Before the Completion Test starts, appropriate tests and checks shall be conducted on the Facility related to each Unit, including:-

- tests relevant to civil construction work including checks on setting out, material tests, concrete tests, alignment checks on structures, proof testing of overhead crane and the like;

-          hydrostatic tests on all pipework, tanks and pressure vessels;

-          alignment checks on all equipment;

- loop checks, insulation resistance, high voltage and other routine tests on cables and electrical equipment prior to energising;

- all equipment shall be subject to functional tests to demonstrate correct working and readiness for service;

- electrical protection relays shall be subject to injection tests to verify settings in accordance with an agreed settings schedule; and

- the Unit shall be subjected to tests to demonstrate the correct working of all controls and protection to ensure that the generating set and associated auxiliaries and common equipment are properly protected and ready for service.

                                     PART 2

                               FUEL SPECIFICATION


DDO FUEL SPECIFICATION

--------------------------- --------------- ------------------- -------------------------- --------- -------------------
CHARACTERISTIC              UNIT                  VALUES                 METHOD                      FREQUENCY OF TEST

--------------------------- --------------- --------- --------- ------------ ------------- --------- -------------------
                                            MIN       MAX       AFNOR        ASTM           OTHER
--------------------------- --------------- --------- --------- ------------ ------------- --------- -------------------
Mass/Vol at 15(degree)C     Kg/l            0.835     0.93      T60 101      D 1298                  Each delivery
--------------------------- --------------- --------- --------- ------------ ------------- --------- -------------------
Kinematic Viscosity at      Cst             5.9       25        T60 100      D445                    Each delivery
37.8(degree)C
--------------------------- --------------- --------- --------- ------------ ------------- --------- -------------------
Pour Point                  (degree)C                 15        T60 105      D97                     If required
--------------------------- --------------- --------- --------- ------------ ------------- --------- -------------------
Sulphur                     % by mass                 1.5       M07 025                              Quarterly
--------------------------- --------------- --------- --------- ------------ ------------- --------- -------------------
Ash                         % by mass                 0.01      M07 045      D482          EN7       Quarterly
--------------------------- --------------- --------- --------- ------------ ------------- --------- -------------------
Flash Point                 (degree)C       66                  M07 019      D93                     Quarterly
--------------------------- --------------- --------- --------- ------------ ------------- --------- -------------------
Water                       %vol                      1.00      T60 113      D95                     Each delivery
--------------------------- --------------- --------- --------- ------------ ------------- --------- -------------------
Sediment                    % by mass                 0.1       M07 010                    IP53      Quarterly
--------------------------- --------------- --------- --------- ------------ ------------- --------- -------------------
Total acidity               mgkoh/g                   3.0       T60 112      D974                    Each delivery
--------------------------- --------------- --------- --------- ------------ ------------- --------- -------------------
Carbon                      Aromacity                 850       T60 116                              Quarterly
                            index
--------------------------- --------------- --------- --------- ------------ ------------- --------- -------------------
Sodium                      mg/kg                     10                                             Quarterly
--------------------------- --------------- --------- --------- ------------ ------------- --------- -------------------
Aluminium + Silicon         mg/kg                     10                                             Quarterly
--------------------------- --------------- --------- --------- ------------ ------------- --------- -------------------
Vanadium                    mg/kg                     30                                             Quarterly
--------------------------- --------------- --------- --------- ------------ ------------- --------- -------------------

GASOIL (GO) SPECIFICATION


--------------------------- ------------- --------------------- ------------------------------- ---------- ------------------
CHARACTERISTIC              UNIT                 VALUES                     METHOD                         FREQUENCY OF TEST

--------------------------- ------------- --------------------- ------------------------------- ---------- ------------------
                                          MIN        MAX        AFNOR          ASTM               OTHER
--------------------------- ------------- --------------------- ------------------------------- ---------- ------------------
Mass/Vol at 15(degree)C     Kg/l          0.82       0.88       T60 101        D 1298                      Each delivery
--------------------------- ------------- --------------------- ------------------------------- ---------- ------------------
Kinematic Viscosity         Cst           1.6        5.9        T60 100        D445                        Each delivery
at 37.8(degree)C
--------------------------- ------------- --------------------- ------------------------------- ---------- ------------------
Copper corrosion                                    1b          M07 015                                    Quarterly
index
--------------------------- ------------- --------------------- ------------------------------- ---------- ------------------
Cloud Point                 (degree)C                5          T60 105                                    If required
--------------------------- ------------- --------------------- ------------------------------- ---------- ------------------
Sulphur                     % by mass                1.0        M07 025        D1552                       Quarterly
--------------------------- ------------- --------------------- ------------------------------- ---------- ------------------
Ash                         % by mass                0.01       M07 045        D482             EN7        Quarterly
--------------------------- ------------- --------------------- ------------------------------- ---------- ------------------
Flash Point                 (degree)C     61                    M07 019        D93                         Quarterly
--------------------------- ------------- --------------------- ------------------------------- ---------- ------------------
Water                       %vol                     0.05       T60 113        D95                         Each delivery
--------------------------- ------------- --------------------- ------------------------------- ---------- ------------------
Sediment                    % by mass                0.01       M07 010                         IP53       Quarterly
--------------------------- ------------- --------------------- ------------------------------- ---------- ------------------
Total acidity               mgkoh/g                  1.0        T60 112        D974                        Each delivery
--------------------------- ------------- --------------------- ------------------------------- ---------- ------------------
Carbon                      Aromacity                825        T60 116                                    Quarterly
                            index
--------------------------- ------------- --------------------- ------------------------------- ---------- ------------------
Sodium                      mg/kg                    0                                                     Quarterly
--------------------------- ------------- --------------------- ------------------------------- ---------- ------------------
Aluminium + Silicon         mg/kg                    0                                                     Quarterly
--------------------------- ------------- --------------------- ------------------------------- ---------- ------------------
Vanadium                    mg/kg                    0                                                     Quarterly
--------------------------- ------------- --------------------- ------------------------------- ---------- ------------------

                                     PART 3

                               WATER SPECIFICATION


--------------------------------------- --------------------------- -------------------- -------------------
TEST                                    UNITS                       SPECIFICATION        LIMIT
--------------------------------------- --------------------------- -------------------- -------------------
Turbidity                                                           15                   Max
--------------------------------------- --------------------------- -------------------- -------------------
pH value                                                            7.3-10               Both
--------------------------------------- --------------------------- -------------------- -------------------
Conductivity @ 25(degree)C              Micro ohm/cm                600                  Max
--------------------------------------- --------------------------- -------------------- -------------------
Total hardness                          mg/l as CaCO3               200                  Max
--------------------------------------- --------------------------- -------------------- -------------------
Calcium (Ca)                            mg/l                        2                    Max
--------------------------------------- --------------------------- -------------------- -------------------
Magnesium (Mg)                          mg/l                        2                    Max
--------------------------------------- --------------------------- -------------------- -------------------
Iron (Fe)                               mg/l                        5                    Max
--------------------------------------- --------------------------- -------------------- -------------------
Chloride (CI-)                          mg/l                        200                  Max
--------------------------------------- --------------------------- -------------------- -------------------
Sulphate (SO4-)                         mg/l                        100                  Max
--------------------------------------- --------------------------- -------------------- -------------------
Silica (SiO2)                           mg/l                        100                  Max
--------------------------------------- --------------------------- -------------------- -------------------
Ammonium (NH4+)                         mg/l                        10                   Max
--------------------------------------- --------------------------- -------------------- -------------------
Hydrogen Sulphide (H2S)                 mg/l                        10                   Max
--------------------------------------- --------------------------- -------------------- -------------------
Total residual on evaporation           mg/l                        800                  Max
--------------------------------------- --------------------------- -------------------- -------------------

                                     PART 4

                             LUBE OIL SPECIFICATION


The lubrication oil shall conform to the following minimum standards:

o    lubrication oil grade SAE40 viscosity

o    must meet the minimum performance of API CD

o    for fuel oil with less than l% sulphor, the TBN requirement is 15-20

o    minimum TBN retention of 10

                                   EXHIBIT 10

                                     PART 1

                                  PLANT PAYMENT


PPn                  =             PPo x GCC/22 x AFn x (CPIn/CPIo)

Provided always that (CPIn/CPIo) shall not be less than 1.025y

Where:

PPn                  =             The applicable Plant Payment for the relevant
                                   month n.

PPo                  =             US$272,920

CPIn                 =             The value determined for the month three
                                   months prior to month n.

CPIo                 =             The base value used for the indexation
                                   calculation determined, which shall be the value of the CPI for the month three months prior to the date of this Agreement.

GCC                  =             Guaranteed Contracted Capacity at 95%
                                   Availability as specified in Part 1 of
                                   Exhibit 8.

y                    =             Number of years (to the nearest whole number)
                                   from the date of this Agreement to the date of the calculation

AFn                  =             Adjustment factor according to values below:

                                   AF0  = 1.00

                                   AF1  = 1.50

                                   AF2  = 1.45

                                   AF3  = 1.35

                                   AF4  = 1.30

                                   AF5  = 1.25

                                   AF6  = 1.20

                                   AF7  = 1.05

                                   AF8  = 0.80

                                   AF9  = 0.50

                                   AF10 = 0.744

AF1 - 10 shall apply in the relevant year of the Term.

AF0 shall apply up to the occurrence of the last Relevant Commercial Operations Date in time.


If the first and last month are partial months only then a pro rata calculation of the Fixed Payment shall be made as below:

PPn(pr)              =             PPn x (Mr/Mt)

Where

PPn(pr)              =             The applicable pro-rata Fixed Payment for the
                                   relevant month.

Mr                   =             The number of days of operation since the
                                   Relevant Commercial Operations Date to the end of the month or from the beginning of the month to the end of the Term.

Mt                   =             The total number of days in the relevant
                                   month.

                                     PART 2

                                   BOP PAYMENT

BOPPn                =             BOPPo x GCC/22 x (CPIn/CPIo)

Provided always that (CPIn/CPIo) shall not be less than 1 .025y

Where:

BOPPn                =             The applicable BOP Payment for the relevant
                                   month n.

BOPPo                =             US$37,500

CPIn                 =             The value determined for the month three
                                   months prior to month n.

CPIo                 =             The base value used for the indexation
                                   calculation determined, which shall be the value of the CPI for the month three months prior to the date of this Agreement.

GCC                  =             Guaranteed Contracted Capacity at 95%
                                   Availability as specified in Part 1 of
                                   Exhibit 8.

y                    =             Number of years (to the nearest whole number)
                                   from the date of this Agreement to the date of the calculation.


If the first and last month are partial months only then a pro rata calculation of the Fixed Payment shall be made as below:

BOPPn(pr)            =             BOPPn x (Mr/Mt)

Where:

BOPPn(pr)            =             The applicable pro-rata Fixed Payment for the
                                   relevant month.

Mr                   =             The number of days of operation since the
                                   Relevant Commercial Operations Date to the end of the month or from the beginning of the month to the end of the Term.

Mt                   =             The total number of days in the relevant
                                   month.

                                     PART 3

                               SPARE PARTS PAYMENT

MORILA shall pay Mopps a Spare Parts Payment each month in arrears. It shall be payable from the end of the first month following the Relevant Commercial Operations Date. It shall be escalated each three months in accordance with the Consumer Price Index ("CPI") in accordance with the following formula:

SPARE PARTS PAYMENT

SPPn                 =             SPn x PD x (CPIn/CPIo)

Provided always that (CPIn/CPIo) shall not be less than 1 .025y

Where:

SPPn                 =             Spare Parts Payment for the relevant month n.

PD                   =             The Power Delivered by the Facility to MORILA
                                   (measured in kilowatt Hours kWh);

SPn                  =             US$0.00674/kWh

CPIn                 =             The value determined for the month three
                                   months prior to month n

CPIo                 =             The base value used for indexation
                                   calculation determined, which shall be the value of CPI for the month three months prior to the date of this Agreement.

y                    =             Number of years (to the nearest whole number)
                                   from the date of this Agreement to the date of the calculation.

                                     PART 4

                               PAYMENT ADJUSTMENTS


1. Availability Adjustment Payment for Guaranteed Contracted Capacity at 100% of Availability

           From the Relevant Commercial Operations Date Mopps shall pay MORILA liquidated damages at the end of each month for the shortfall in Availability of the Guaranteed Contracted Capacity pursuant to
           Section 10.

           A shortfall in Availability of the Guaranteed Contracted Capacity shall occur when either:

a) there is an interruption to the power supply due to the failure of the Facility to operate at the Guaranteed Contracted Capacity;

b) the Operator instructs MORILA to load shed due to unavailability of the Guaranteed Contracted Capacity.

The liquidated damages shall be calculated in accordance with the following formula:

TLDn                 =             LD x SFH x (CPIn/CPIo)

Provided always that (CPIn/CPIo) shall not be less than 1 .025y

Where:

TLDn                 =             Total liquidated damages payable in month n.

LD                   =             US$ 415.00 per hour

SFH                  =             Number of whole hours of shortfall in
                                   Availability of the Guaranteed Contracted
                                   Capacity.

CPIn                 =             The value determined for the month three
                                   months prior to month n

CPIo                 =             The base value used for indexation
                                   calculation determined, which shall be the value of CPI for the month three months prior to the date of this Agreement.

y                    =             Number of years (to the nearest whole number)
                                   from the date of this Agreement to the date of the calculation.


2. Availability Adjustment Payment for Guaranteed Contracted Capacity at 95% of Availability

           Mopps shall pay MORILA liquidated damages at the end of each Agreement Year for the shortfall in Availability of the Guaranteed Contracted Capacity pursuant to Section 10.

           Shortfall Event shall mean a period during which Mopps is unable to provide MORILA with the Guaranteed Contracted Capacity and shall occur when either:

(a) there is an interruption to the power supply due to the failure of the Facility to operate at the Guaranteed Contracted Capacity; or

(b) the Operator instructs MORILA to load shed due to unavailability of Guaranteed Contracted Capacity.

           A Shortfall Event shall mean a period during which the Facility is unable to provide the Guaranteed Contracted Capacity and shall occur when either:

(i) there is an interruption to the power supply due to the failure of the Facility to operate at the Guaranteed Contracted Capacity; or

(ii) Mopps instructs MORILA to load shed due to unavailability of Guaranteed Contracted Capacity.

MORILA shall notify Mopps of the start of the Shortfall Event. The shortfall in Availability shall be calculated in accordance with the following formula:


                                         ---m             100
Where:                             SFn = \     (SFDy)x-------------- - AUA
                                         /              22x(8760)
                                         ---y=1

SFn                  =             Shortfall in % Availability in any Year n,
                                   expressed as a %.

SFDy                 =             Shortfall in available electrical capacity
                                   in an hour measured in MW which shall be the difference between the Guaranteed Contracted
                                   Capacity of 22MW and the actual average
                                   capacity available to MORILA in such hour.

m                    =             The number of hours in the period n in
                                   which a Shortfall Event occurs less the
                                   period (in hours) of outages due to the
                                   occurrence of an Insurable or Non-Insurable
                                   Event except to the extent that Section
                                   14.4.1 applies.

AUA                  =             is the agreed proportion of a contract year
                                   during which the Parties agree that Mopps is excused from its obligation to make capacity available (whether such unavailability be due to maintenance outage or a forced outage).
                                   AUA shall equal 5%.

The liquidated damages payable shall be calculated in accordance with the following formula:

TLDn                 =             LD x SFn x (CPIn/CPIo)

Provided always that (CPIn/CPIo) shall not be less than 1 .025y

Where:

TLDn                 =             Total liquidated damages payable in year n.

LD                   =             US$25,000 per %.

CPIn                 =             The value determined for the month three
                                   months prior to year n.

CPIo                 =             The base value used for indexation
                                   calculation determined, which shall be the value of CPI for the month three months prior to the date of this Agreement.

y                    =             Number of years (to the nearest whole number)
                                   from the date of this Agreement
                                   to the date of the calculation.


3.         Limit of Liability to pay Liquidated Damages for Availability

           In no case, shall TLDn be greater than US$380,000 per year.

4.         Fuel Efficiency Adjustment Payment

           From the Relevant Commercial Operations the Fuel Efficiency Adjustment Payment shall be calculated as follows:

FEAPn           =      0.5 x FEDn x PDn x FC/10(6)

Where:

FEAPn           =      Fuel Efficiency Adjustment Payment for the relevant three
                       month period n

IF GFE < 0.95 x SFE,

FEDn            =      GFE - (0.95 x SFE)

If GFE > 1.05 x SFE,

FEDn            =      GFE - (1.05 x SFE)

In all other cases,

FEDn            =      0

PDn             =      Power delivered in kilowatt hours in the three month
                       period n

FC              =      $200 per tonne

If FEAPn is negative, Mopps shall pay MORILA FEAPn. If FEAPn is positive, MORILA shall pay Mopps FEAPn

5.         Limit of Liability to pay Liquidated Damages for Fuel Efficiency

           In no case, shall FEAPn be greater than US$380,000 per year.

6.         Lube Oil Consumption Adjustment Payment

           From the Relevant Commercial Operations the Lube Oil Consumption Adjustment Payment shall be calculated as follows:

LOAPn           =      0.5 x LCDn x PDn x LC/10(6)

Where:

LOAPn           =      Lube Oil Consumption Adjustment Payment for the relevant
                       three month period n

If GLC < 0.90 x SLC,

LCDn            =      GLC - (0.90 x SLC)

If GLC > 1.10 x SLC,

LCDn            =      GLC - (1.10 x SLC)

In all other cases,

LCDn            =      0

PDn             =      Power delivered in kilowatt hours in the three month
                       period n

LC              =      $1000.00 per tonne

           If LOAPn is negative, Mopps shall pay MORILA LOAPn. If LOAPn is positive, MORILA shall pay Mopps LOAPn.

7.         Limit of Liability to pay Liquidated Damages for Lube Oil Consumption

           In no case, shall LOAPn be greater than US$80,000 per year.

8. Limit of Liability to pay Liquidated Damages for Availability, Fuel Efficiency and Lube Oil Consumption

           In no case, shall the sum of TLDn plus FEAPn plus LOAPn be greater than US$500,000 per year.

                                     PART 5

                            EXISTING FACILITY PAYMENT

1. On receipt of an invoice from Mopps for an amount equal to 1/120 of the Consideration in accordance with Section 12.1.3, MORILA shall reduce the EF Debt by the EF Debt Repayment.

                                     PART 6

                            FIXED SPARE PARTS PAYMENT

MORILA shall pay Mopps a Fixed Spare Parts Payment each month in arrears. It shall be payable from the end of the first month following the Relevant Commercial Operations Date. It shall be escalated each three months in accordance with the Consumer Price Index ("CPI") in accordance with the following formula:

FIXED SPARE PARTS PAYMENT

FSPn                 =             FSPo x GCC/22 x (CPIn/CPIo)

Provided always that (CPIn/CPIo) shall not be less than 1.025^y

Where:

FSPn                 =             The Fixed Spare Parts Payment for the
                                   relevant month n.

FSPo                 =             US$20,833

CPIn                 =             The value determined for the month three
                                   months prior to month n.

CPIo                 =             The base value used for the indexation
                                   calculation determined, which shall be the value of the CPI for the month three months prior to the date of this Agreement.

GCC                  =             Guaranteed Contracted Capacity. at 95%
                                   Availability as specified in Part 1 of
                                   Exhibit 8.

y                    =             Number of years (to the nearest whole number)
                                   from the date of this Agreement to the date of the calculation

If the first and last month are partial months only then a pro-rata calculation of the Fixed Spare Parts Payment shall be made as below:

FSPn(pr)             =             FSPn x (Mr/Mt)

Where:

FSPn(pr)             =             The applicable pro-rata Fixed Spare Parts
                                   Payment for the relevant month.

Mr                   =             The number of days of operation since the
                                   Relevant Commercial Operations Date to the end of the month or from the beginning of the month to the end of the Term.

Mt                   =             The total number of days in the relevant
                                   month.

                                     PART 7

                                PAYMENT MECHANISM

SAMPLE ONLY

On Mopps printed invoice paper

TAX INVOICE

Date: 05.04.02

Invoice number: 25

Societe des Mines de Morila SA

Randgold House
Bamako
Mali

----------------------------- ------------------------ ---------------------
                              DATE                     KWH
----------------------------- ------------------------ ---------------------
Last reading                  01.03.02                 1,000,000
----------------------------- ------------------------ ---------------------
This reading                  01.04.02                 11,000,000
----------------------------- ------------------------ ---------------------
Total for this period                                  10,000,000
----------------------------- ------------------------ ---------------------


------------------- --------------------------------- --------------- -------------- -----------------------
ITEM                DESCRIPTION                                                      TOTAL IN US$
------------------- --------------------------------- --------------- -------------- -----------------------
1                   Plant Payment                                                    420,296.80

------------------- --------------------------------- --------------- -------------- -----------------------
2                   BOP Payment                                                      27,500.00

------------------- --------------------------------- --------------- -------------- -----------------------
3                   Fixed Spare Parts Payment                                        22,916.30

------------------- --------------------------------- --------------- -------------- -----------------------
4                   Spare Parts Payment                                              74,140.00

------------------- --------------------------------- --------------- -------------- -----------------------
5                   Existing Facility Payment                                        10,000

------------------- --------------------------------- --------------- -------------- -----------------------
6                   Payment adjustment for quarter                                   8,080.50
                    ending 30 September 2000

------------------- --------------------------------- --------------- -------------- -----------------------
7                   VAT                                               0%             0
------------------- --------------------------------- --------------- -------------- -----------------------

                                     -153-

------------------- --------------------------------- --------------- -------------- -----------------------
8                   Total for this invoice                                           562,933.60

------------------- --------------------------------- --------------- -------------- -----------------------
9                   Less EF Debt Repayment                                           -10,000

------------------- --------------------------------- --------------- -------------- -----------------------
10                  TOTAL PAYMENT DUE                                                552,933.60

------------------- --------------------------------- --------------- -------------- -----------------------


SAMPLE CALCULATIONS

Agreement executed                      01.09.99

Date of calculation                     01.04.02     (therefore y = 2)

CPIo (01.06.99)                         =    100

CPIn (01.01.02)                         =    110

CPIn/CPIo                               =    110/100

                                        =    1.10 (which is larger than 1.025^2
                                             therefore use 1.10)

Last Relevant Commercial
Operations Date                         =    30.07.00

AFn                                     =    1.40

PD                                      =    10,000,000 kWh

SFE                                     =    197.7 g/kWh

No. of hours below
16.5MW Available Capacity               =    3

kWh in Quarter                          =    35,000,000kWh

PLANT PAYMENT

PPn                                     =    PPo x GCC/22 x AFn x CPIn/CPIo

                                        =    272,920 x 22/22 x 1.40 x 1.10

                                        =    US$420,296.80


BOP PAYMENT

BOPPn                                   =    BOPPo x GCC/22 x AFn x CPIn/CPIo

                                        =    25,000 x 22/22 x 1.10

                                        =    US$27,500.00



SPARE PARTS PAYMENT

SPPn                                    =    SPPo x PD x CPIn/CPIo

                                        =    0.674/100 x 10,000,000 x 1.10

                                        =    US$74,140

PAYMENT ADJUSTMENTS



100% AVAILABILITY

TLDn                                    =    LD x SFH x CPIn/CPIo

                                        =    415 x 3 x 1.10

                                        =    US$1,369.50



95% AVAILABILITY

Not calculated this month.

FUEL EFFICIENCY

SFE                                     =    197.7g/kWh

FEDn                                    =    210.3 - 1.05 x 197.7

                                        =    2.7

FEAPn                                   =    0.5 x FEDn x PDn x FC/10^6

                                        =    0.5 x 2.7 x 3,500,000 x 200/10^6

                                        =    US$945.00

LUBE OIL CONSUMPTION

Not calculated this month

TOTAL PAYMENT ADJUSTMENT                =    1,369.50 +  9,450.00

                                        =    US$8,080.50

FIXED SPARE PARTS PAYMENT

FSPn                                    =    FSPo x GCC/22 x CPIn/CPIo

                                        =    20,833 x 22/22 x 1.10

                                        =    US$22,916.30

EXISTING FACILITY PAYMENT

EFP                                     =    US$10,000.00

                                     PART 8

                            TABLE OF TERMINATION PRICES WHERE MORILA DEFAULT OR WHERE MORILA ACCELERATES PAYMENT IN ACCORDANCE WITH
                            SECTION 15.3



TERMINATION DATE (FROM RELEVANT                   US$ (000S)
COMMERCIAL OPERATIONS DATE)
Start of year 1                                   25,526
End of year 1                                     21,128
End of year 2                                     19,141
End of year 3                                     17,137
End of year 4                                     14,932
End of year 5                                     12,499
End of year 6                                     9,791
End of year 7                                     7,098
End of year 8                                     4,766
End of year 9                                     3,019
End of year 10                                    0

The above amounts shall be adjusted in accordance with the following formula:

TTPn       =         TP x (CPIn/CPIo)

Provided always that (CPIn/CPIo) shall not be less than 1.025^y

Where

TTPn       =         Total Termination Price payable in year n.

TP         =         Termination Price from relevant year as per table above.

CPIn       =         The value determined for the month three months to year n.

CPIo = The base value used for indexation calculation determined, which shall be the value of CPI for the month three months prior to the date of this Agreement.

y          =         Number of years (to the nearest whole number) from the date of this Agreement.

                                     PART 9

                 TABLE OF TERMINATION PRICES WHERE MOPPS DEFAULT

TERMINATION DATE (FROM RELEVANT COMMERCIAL        US$ (000S)
OPERATIONS DATE)
Start of year 1                                   18,423
End of year 1                                     16,893
End of year 2                                     15,228
End of year 3                                     13,563
End of year 4                                     11,745
End of year 5                                     9,756
End of year 6                                     7,569
End of year 7                                     5,409
End of year 8                                     3,564
End of year 9                                     2,232
End of year 10                                    0

The above amounts shall be adjusted in accordance with the following formula:

TTPn       =         TP x (CPIn/CPIo)

Provided always that (CPIn/CPIo) shall not be less than 1.025^y

Where

TTPn       =         Total Termination Price payable in year n.

TP         =         Termination Price from relevant year as per table above.

CPIn       =         The value determined for the month three months to year n.

CPIo = The base value used for indexation calculation determined, which shall be the value of CPI for the month three months prior to the date of this Agreement.

y          =         Number of years (to the nearest whole number) from the
                     date of this Agreement.

                                     PART 10

                  TABLE OF TERMINATION PRICES WHERE NO DEFAULT



TERMINATION DATE (FROM RELEVANT COMMERCIAL        US$ (000S)
OPERATIONS DATE)
Start of year 1                                   21,744
End of year 1                                     19,719
End of year 2                                     17,586
End of year 3                                     15,462
End of year 4                                     13,221
End of year 5                                     10,836
End of year 6                                     8,298
End of year 7                                     5,859
End of year 8                                     3,807
End of year 9                                     2,331
End of year 10                                    0

The above amounts shall be adjusted in accordance with the following formula:

TTPn       =         TP x (CPIn/CPIo)

Provided always that (CPIn/CPIo) shall not be less than 1.025^y

Where

TTPn       =         Total Termination Price payable in year n.

TP         =         Termination Price from relevant year as per table above.

CPIn       =         The value determined for the month three months to year n.

CPIo       =         The base value used for indexation calculation determined, which shall be the value of CPI for the month three months prior to the date of this Agreement.

y          =         Number of years (to the nearest whole number) from the date of this Agreement.

                                     PART 11

                              CTF TERMINATION PRICE



TERMINATION DATE (FROM RELEVANT COMMERCIAL        US$ (000S)
OPERATIONS DATE)
Start of year 1                                   5,460
End of year 1                                     5.085
End of year 2                                     4,654
End of year 3                                     4,195
End of year 4                                     3,665
End of year 5                                     3.035
End of year 6                                     2,295
End of year 7                                     1,575
End of year 8                                     1,030
End of year 9                                     765
End of year 10                                    0

The above amounts shall be adjusted in accordance with the following formula:

TTPn       =         TP x (CPIn/CPIo)

Provided always that (CPIn/CPIo) shall not be less than 1.025^y

Where

TTPn       =         Total Termination Price payable in year n.

TP         =         Termination Price from relevant year as per table above.

CPIn       =         The value determined for the month three months to year n.

CPIo = The base value used for indexation calculation determined, which shall be the value of CPI for the month three months prior to the date of this Agreement.

y          =         umber of years (to the nearest whole number) from the date of this Agreement.

                                   EXHIBIT 11


                                     NOTICES


The address for the delivery of notices and other communications to each Party and the respective telephone and facsimile numbers are as follows:

(a)        For Mopps:
           Paul Carey
           Rolls-Royce Power Ventures Limited
           150 Victoria Street
           London SW1E 5LB
           United Kingdom

(b)        For MORILA:
           Managing Director
           Societe des Mines de Morila SA
           PO Box 82291
           Southdale
           2135
           South Africa

                                   EXHIBIT 12

                     KEY MILESTONES AND KEY MILESTONE DATES


For the purposes of this Exhibit 12, the Base Date shall be 14 days following satisfaction of the Suspensive Conditions.




----------------------------------------------------- --------------------------

KEY MILESTONE                                         KEY MILESTONE DATE (WEEKS
                                                      AFTER BASE DATE)

BALANCE OF PLANT
----------------------------------------------------- --------------------------

Unit 1 installation complete*                         16
----------------------------------------------------- --------------------------

Unit 2 installation complete*                         17
----------------------------------------------------- --------------------------

Unit 3 installation complete*                         20
----------------------------------------------------- --------------------------

Unit 4 installation complete*                         26
----------------------------------------------------- --------------------------

Unit 5 installation complete*                         42
----------------------------------------------------- --------------------------

*installation complete means the date on which Mopps is satisfied that the following was achieved:


FOR THE RELEVANT PLANT OR BALANCE OF PLANT ASSOCIATED WITH THE CORRESPONDING KEY
MILESTONE:


- the relevant Plant or Balance of Plant shall be placed, aligned, levelled, secured and grouted in position;


- the relevant Plant or Balance of Plant shall be reassembled where appropriate;

-      the relevant Plant or Balance of Plant shall be lubricated/greased;


- the relevant Plant or Balance of Plant movement checks shall be carried out under No-Load Conditions.


FOR THE PIPING/DUCTING ASSOCIATED WITH THE CORRESPONDING KEY MILESTONE:


- the pipework shall be installed, connected, secured & earth linked where applicable;


- the pipework shall be cleaned (by pickling/flushing as appropriate) to required level;


-      the pipework shall be pressure tested as appropriate;


-      the pipework shall be lagged as appropriate.


FOR THE CABLING ASSOCIATED WITH THE CORRESPONDING KEY MILESTONE:


-      the cabling shall be installed and terminated;


-      Continuity shall be checked.


FOR THE TANKS ASSOCIATED WITH THE CORRESPONDING KEY MILESTONE:


-      the tanks shall be fabricated, placed, secured and grouted in position;


-      the tanks shall be pressure tested;


-      the tanks shall be painted/lagged as appropriate.


FOR THE MISCELLANEOUS ITEMS ASSOCIATED WITH THE CORRESPONDING KEY MILESTONE:


-      all floorplating shall be in place;


-      the alternator shall be dried out;


-      all guarding shall be installed.

FOR THE STATION COMMON SYSTEMS/SERVICES ASSOCIATED WITH THE RELEVANT KEY
MILESTONE:


-      the earthing system shall be proven;


-      the water supply and inhibitors/antifreeze shall be available;


-      the lubricating oil shall be available and engine sumps filled;


-      the lubricating greases shall be available;


-      the Fuel shall be available and transfer pumps operational;


-      the commissioning labour shall be available;


-      the ventilation systems shall be in operation.

                                   EXHIBIT 13

                              FIXED DEFAULT AMOUNT

The Fixed Default Amount shall include actual proven costs in respect of design, development, and equipment cancellation plus the value of equipment notified to MORILA by Mopps as being ready for collection ex works in accordance with
Section 4.2.

                                   EXHIBIT 14

                      STEP-IN AND ACKNOWLEDGEMENT AGREEMENT

                    IN RELATION TO THE MORILA MINING PROJECT

THIS STEP-IN AND ACKNOWLEDGEMENT AGREEMENT (this "Agreement") is made on    1999

BETWEEN:

(1)                  Societe des Mines de MORILA SA ("MORILA");

(2)                  Rolls-Royce Power Ventures Limited ("Mopps"); and

(3) NM Rothschild & Sons Limited, as Agent pursuant to the Loan Agreement (the "Agent")

WHEREAS:

(A) MORILA has entered into the Deferred Terms Agreement with Mopps for the purposes of acquiring on deferred terms generating and other equipment in connection with the Morila Mining Project.

(B) The Lenders have agreed to provide finance for the Mining Project, and the Agent has agreed to act as agent for the Lenders upon the terms and subject to the conditions set out in the Loan Agreement.

(C) Mopps has agreed to enter into this Agreement in order to provide certain assurances to the Agent and the Lenders in connection with the Deferred Terms Agreement.

IT IS AGREED as follows:-

In this Agreement, unless the context otherwise requires:

"Agreement" is defined in the preamble;

"Deferred Terms Agreement" means the agreement, dated [   ] 1999 made between
MORILA and Mopps in connection with the provision of generating and other equipment for the Mining Project;

"Lenders" means those banks and financial institutions who are defined as Lenders in the Loan Agreement;

"Loan Agreement" means the loan agreement, dated [   ] November 1999, among
Societe des Mines de Morila SA, as the Borrower, Randgold Resources Limited, Randgold and Exploration Company Limited and Randgold Resources (Morila) Limited, as the Completion Guarantors, various banks and other financial institutions, as the Lenders, NM Rothschild & Sons Limited and Standard Bank London Limited, as the Co-Arrangers, and NM Rothschild & Sons Limited, as the Agent for the Lenders;

"Mining Project" means the Morila gold mining project at Morila, Republic of Mali;

"Security Agreement" means the debenture, dated     1999, between MORILA and the
Agent;

"Step-in Date" means the date specified in the Step-in Notice as the date for assumption of obligations of MORILA under the Deferred Terms Agreement;

"Step-in Notice" means a written notice served by the Agent on Mopps pursuant to
Section 4.1;

"Step-in Period" means the period from (and including) the Step-in Date to (and excluding) the Step-out Date;

"Step-out Date" has the meaning provided in Section 4.5;

"Substitute Entity" means the person appointed by the Agent for the purposes of assuming the rights and obligations of MORILA under the Deferred Terms Agreement;

"Suspension Period" has the meaning provided in Section 4.1;

"Termination Action" has the meaning provided in sub-section (a) of Section 3.1;

"Termination Notice" means a written notice served by Mopps on the Agent pursuant to sub-section (a) of Section 3.1.

p2.1       Consent to Security

           Mopps hereby:

           (a) acknowledges that this Agreement shall constitute notice in writing to it of the security created or to be created by the Security Agreement (including the assignment thereunder) in favour of the Agent (for the rateable benefit of the Lenders) over the right, benefit and interest of MORILA under the Deferred Terms Agreement;

           (b) consents for purposes of the Deferred Terms Agreement to the creation and subsistence of such security and the exercise by the Agent of all its rights and remedies with respect to such security; and

           (c) without in any way limiting the consent in paragraph (b), further consents to any assignment by MORILA to the Agent of its rights and interest in the Deferred Terms Agreement.

2.2        No Liability

           Mopps agrees and acknowledges that, notwithstanding anything to the contrary contained in this Agreement, MORILA will remain liable to observe and perform all of MORILA's obligations under the Deferred Terms Agreement and, except during the Step-in Period, neither the Agent nor any of the Lenders will be under any obligation or liability with respect to those obligations by any reason of or arising out of this Agreement. Except during the Step-in Period neither the Agent nor any of the Lenders will be required in any manner to perform or fulfil any obligations of MORILA under the Deferred Terms Agreement, or to make any payment under the Deferred Terms Agreement.

2.3        Termination of Deferred Terms Agreement

           Each of MORILA and Mopps acknowledges and agrees that no termination by MORILA under the Deferred Terms Agreement shall be valid or effective without the prior written consent of the Agent having first been produced by MORILA to Mopps.

3.1        Notice of Termination

           Mopps undertakes to the Agent that:

           (a) in relation to an event governed by Section 16.6 of the Deferred Terms Agreement it will not exercise or seek any right of termination of, or discontinue the performance of any of its obligations under, the Deferred Terms Agreement (any such action being referred to as "Termination Action"), without first copying to the Agent a notice under that Section of the Deferred Terms Agreement; or

           (b) in respect to an event governed by Section 16.4 of the Deferred Terms Agreement for a period of fifteen days following receipt by the Agent of a Termination Notice by Mopps that a Termination Event under that Section 16.4 has occurred, it will not take any Termination Action.

3.2        Amendments to the Deferred Terms Agreement

           Mopps will not amend or agree with MORILA any amendments to any of the terms of the Deferred Terms Agreement without the prior written consent of the Agent.

3.3        Assignment of the Deferred Terms Agreement

           Mopps will not assign, transfer or otherwise dispose of any of its rights or obligations under the Deferred Terms Agreement without obtaining the prior written consent of the Agent other than assigning its rights for the purposes of raising financing for the Facility as defined by the Deferred Terms Agreement and provided always that nothing shall prevent Mopps from sub-contracting its obligations under that agreement or from assigning its rights or obligations to an Affiliate as defined by that Agreement in accordance with Section
           18.1 of the Deferred Terms Agreement.

3.4        Payments to MORILA

           Provided that the same shall not increase the liability of Mopps to tax in any jurisdiction Mopps undertakes to pay to such account at such bank as the Agent may from time to time notify to it all moneys due and payable by it to MORILA under or in connection with the Deferred Terms Agreement.

3.5        Information

           Mopps shall provide the Agent with the following information either promptly upon the occurrence of the event in question or promptly following a request for such information from the Agent:

           (a) details of any breach by MORILA of any terms of the Deferred Terms Agreement;

           (b) notice of, and details of the occurrence of any event or circumstance that makes or is likely to make it impossible for Mopps to perform any of its obligations under the Deferred Terms Agreement in accordance with its terms.

4.1        Exercise of step-in rights

           At any time during the period under Section 16.7 of the Deferred Terms Agreement for remedying a default by MORILA or within the period of 15 days referred to in Section 3.1(b) (collectively or singularly the Suspension Period) the Agent may give a Step-in Notice to Mopps:

           (a) requiring Mopps to continue to perform its obligations under the Deferred Terms Agreement;

           (b) acknowledging that the Agent, or the Substitute Entity, as provided for in Section 4.2, notified to Mopps is to become a joint and several obligor with MORILA from the date of such Step-in Notice in respect of the obligations of MORILA under the Deferred Terms Agreement; and

           (c) undertaking to Mopps to discharge all payments then due to Mopps under the terms of the Deferred Terms Agreement within thirty (30) days.

4.2        Operation of step-in rights

           Instead of the Agent being the joint and several obligor under
           Section 4.1(b) it may request that a Substitute Entity be appointed, provided that Mopps shall be satisfied as to the financial strength and technical competence of such proposed Substitute Entity it shall accept such request in writing, such acceptance not to be unreasonably withheld.

           During the Step-in Period the Agent or the Substitute Entity, as the case may be, shall enjoy all rights of MORILA under the Deferred Terms Agreement and shall be jointly and severally liable with MORILA for the performance of all the obligations of MORILA under the Deferred Terms Agreement which arise during the Step-in Period and for payment of any sums which arise before the Step-in Period but, as between MORILA and the Agent or the Substitute Entity, as the case may be, the latter alone (to the exclusion of MORILA) shall have the authority to deal with Mopps and exercise the powers and discretions available to MORILA under the Deferred Terms Agreement and MORILA shall not be released, nor shall its liability be affected or impaired, as a result of the exercise by the Agent or the Substitute Entity, as the case may be, alone of any such authority, powers or discretions or by any other act or omission on the part of, or indulgence or release granted to, the Agent or the Substitute Entity, as the case may be, whether or not with the knowledge or consent of MORILA.

4.3        Termination Action during Step-in Period

           During the Step-in Period any grounds for Mopps to terminate the Deferred Terms Agreement through the grounds stated in Sections 16.5 or 16.7 of the Deferred Terms Agreement arising before and outstanding on the Step-in Date, shall be deemed not to have effect provided that no further grounds for Mopps to terminate the Deferred Terms Agreement caused by an act or default of the Agent or the Substitute Entity, as the case may be, shall arise during the Step-in Period.

4.4        Mopps' obligations during Step-in Period

           During the Step-in Period, Mopps shall owe its obligations, liabilities and duties with respect to the performance of the Deferred Terms Agreement to MORILA and the Agent or the Substitute Entity, as the case may be, jointly but receipt of, or the performance by Mopps in favour of, either of them shall be a good discharge.

4.5        Step-out rights

           The Agent or the Substitute Entity, as the case may be, on giving Mopps not less than 30 (thirty) days' prior written notice, may terminate its obligations, liabilities and duties to Mopps under this Agreement and the Deferred Terms Agreement (but without affecting the continuation of MORILA's obligations towards Mopps under the Deferred Terms Agreement) and, from the date on which the Agent's or the Substitute Entity's, as the case may be, notice takes effect (the "Step-out Date"), the Agent or the Substitute Entity, as the case may be, shall be released from all obligations, liabilities and duties under this Agreement and the Deferred Terms Agreement towards Mopps other than those that arose during the Step-in Period but have not been fully performed.

4.6        Additional step-in rights

           Notwithstanding that, as between MORILA and Mopps, the latter's right of termination of the Deferred Terms Agreement may not have arisen, the provisions of Sections 3.1, 4.1 and 4.2 shall nevertheless apply if the Agent gives notice to Mopps and MORILA and the Agent or, as the case may be, the Substitute Entity complies with the requirements on its part under Section 4.1.

5.1        Law

           This Agreement is governed by English law.

5.2        Courts of England

           The courts of England shall have jurisdiction to settle any disputes which may arise out of or in connection with this Agreement.

SIGNED by the parties on the date first set forth above.


[Societe des Mines de MORILA]

By: ______________________________

Name Printed: ____________________

Title:  __________________________




[Rolls-Royce Power Ventures Limited]

By: ______________________________

Name Printed: ____________________

Title:  __________________________




NM Rothschild & Sons Limited
in its capacity as the Agent

By: ______________________________

Name Printed: ____________________

Title:  __________________________



By: ______________________________

Name Printed: ____________________

Title:  __________________________

                                   EXHIBIT 15

                                      SITE

MORILA

Site layout: drawing no.: 274-GA-002